AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2009.
================================================================================

                                                REGISTRATION FILE NO. 333-148420
                                                              FILE NO. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]

                     PRE-EFFECTIVE AMENDMENT NO. ___                    [   ]

                     POST-EFFECTIVE AMENDMENT NO. 2                     [ X ]

                                     AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ X ]

                     AMENDMENT NO. 17                                   [ X ]

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (NAME OF DEPOSITOR)
                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 352-4090

             KERRY A. JUNG, ESQ.                             COPY TO:
        CUNA MUTUAL INSURANCE SOCIETY                  STEPHEN E. ROTH, ESQ.
          5910 MINERAL POINT ROAD                SUTHERLAND ASBILL & BRENNAN LLP
          MADISON, WISCONSIN 53705                1275 PENNSYLVANIA AVENUE, N.W.
   (NAME AND ADDRESS OF AGENT FOR SERVICE)          WASHINGTON, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box)

| | immediately upon filing pursuant to paragraph (b) of Rule 485. |x| on May 1, 2009 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485. | | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2009

          =============================================================
                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II
           A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    ISSUED BY
                          CUNA MUTUAL INSURANCE SOCIETY
          =============================================================

This Prospectus describes the Policy issued by CUNA Mutual Insurance Society ("we", "our" or "us") and supported by the CUNA Mutual Variable Life Insurance Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured. This discussion in this Prospectus is meant for current Owners. We no longer issue new Policies and we no longer issue new riders on any Policy.

This Prospectus provides information that a prospective Owner should know before investing. You should keep this Prospectus for future reference as you consider the Policy in conjunction with other insurance you own.


With this Policy, you can allocate Net Premium and Policy Value to:


   o Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

   o   A Fixed Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds in which the Separate Account invests accompanies this Prospectus. Please read these documents before investing and save them for future reference.


The mutual funds available include:


ULTRA SERIES FUND
  Conservative Allocation Fund                          Large Cap Growth Fund
  Moderate Allocation Fund                              Mid Cap Value Fund
  Aggressive Allocation Fund                            Mid Cap Growth Fund
  Money Market Fund                                     Small Cap Value Fund
  Bond Fund                                             Small Cap Growth Fund
  High Income Fund                                      International Stock Fund
  Diversified Income Fund                               Global Securities Fund
  Large Cap Value Fund


An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of Premium (principal).


Please refer to the "Summary" section of this Prospectus that describes certain risks associated with investing in a Policy.

--------------------------------------------------------------------------------
 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED
   THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF POLICY BENEFITS AND RISKS .........................................1
  Benefits Summary............................................................1
  Cancellation, Surrender and Partial Withdrawals.............................1
  Risk Summary................................................................2
  Fee Tables .................................................................4
CUNA MUTUAL INSURANCE SOCIETY.................................................7

THE SEPARATE ACCOUNT AND THE FUNDS ...........................................8
  Ultra Series Fund...........................................................8
  More Information About the Funds............................................9
THE FIXED ACCOUNT............................................................10

THE POLICY ..................................................................10
  Applying for a Policy .....................................................10
  Conditions for Policy Issue................................................10
  Policy Issue Date..........................................................10
  Temporary Insurance Agreement .............................................10
  "Right-to-Examine" Period .................................................10
  Flexibility of Premiums....................................................11
  Allocation of Net Premiums.................................................11
  Lapse .....................................................................11
  Reinstatement..............................................................11
  Premiums to Prevent Lapse..................................................12
  Death Benefit Proceeds ....................................................12
  Change of Death Benefit Option ............................................13
  Accelerated Benefit Option ................................................13
  Change of Specified Amount ................................................14
POLICY VALUES ...............................................................14
  Policy Value...............................................................14
  Fixed Account Value........................................................15
  Variable Account Value ....................................................15
  Transfer of Values.........................................................15
  Dollar-Cost Averaging .....................................................17
  Automatic Personal Portfolio Rebalancing Service...........................17
  Other Types of Automatic Transfers ........................................18
  Surrender and Partial Withdrawals..........................................18
  Maturity...................................................................19
  Payment of Benefits/Settlement Options.....................................19
  Suspension of Payments.....................................................19
  Policy Loans...............................................................19
CHARGES AND DEDUCTIONS.......................................................20
  Premium Expense Charge ....................................................20
  Monthly Deduction..........................................................20
  Cost of Insurance Charge ..................................................21
  Policy Fee.................................................................21
  Administrative Charge......................................................21
  Cost of Additional Benefits................................................21
  Mortality and Expense Risk Charge..........................................21
  Surrender Charges .........................................................21
  Transfer Fee...............................................................22
  Duplicate Policy Charge....................................................22
  Federal and State Income Taxes.............................................22
  Increase of Specified Amount Charge........................................22
  Research Fee ..............................................................22
  Fund Expenses..............................................................22
DISTRIBUTION OF THE POLICIES.................................................22

  Compensation Arrangements For CUNA Brokerage and Its Sales Personnel.......23
  Compensation Arrangements For Selling Firms and Their Sales Personnel......23
  Source of Compensation.....................................................23
OTHER POLICY BENEFITS AND PROVISIONS.........................................23
  Owner, Beneficiary.........................................................23
  Right to Convert...........................................................24
  Transfer of Ownership......................................................24
  Addition, Deletion, or Substitution of Investments ........................24
  Voting Rights .............................................................24
RIDERS AND ENDORSEMENTS .....................................................25
  Children's Insurance.......................................................25
  Guaranteed Insurability ...................................................25
  Accidental Death Benefit...................................................25
  Other Insured..............................................................25
  Disability Waiver of Monthly Deductions....................................25
  Executive Benefits Plan Endorsement........................................26
FEDERAL INCOME TAX CONSIDERATIONS............................................26
  Introduction...............................................................26
  Tax Status of the Policy...................................................26
  Tax Treatment of Policy Benefits...........................................26
  Special Rules for Pension and Profit-Sharing Plans.........................28
  Estate, Gift and Generation-Skipping Transfer Taxes .......................28
  Business Uses of the Policy................................................29
  Alternative Minimum Tax....................................................29
  Possible Tax Law Changes...................................................29
  Our Taxes .................................................................29
  Foreign Tax Credits .......................................................29
LEGAL PROCEEDINGS ...........................................................29

FINANCIAL STATEMENTS ........................................................30

GLOSSARY ....................................................................30

STATEMENT OF ADDITIONAL INFORMATION..........................................33

                      SUMMARY OF POLICY BENEFITS AND RISKS
================================================================================

This summary describes important benefits and risks of the Policy and corresponds to sections in this Prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.


BENEFITS SUMMARY

General Benefits of the Policy. Like fixed benefit life insurance, the Policy offers a minimum Death Benefit and provides a Policy Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Policy Value to the Subaccounts. The amount and duration of life insurance protection and of the Policy Value varies with the investment experience of the Policy Value you place in the Subaccounts. Likewise, the Surrender Value varies with the investment experience of your selected Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.


Premiums. The amount of your Policy's Specified Amount determines the amount of your Initial Required Premium. After you make the Initial Required Premium, you can pay subsequent Premiums at any time. We may refuse any payments less than $50.

   o You can elect to pay Planned Premiums but you are not required to pay Premiums according to the plan. You can vary the frequency and amount of Premiums, and can skip Premiums. (If you do skip a Premium, you may increase the likelihood that your Policy will Lapse.) We do not accept any Premiums after the Insured reaches Attained Age 95.

   o As long as your cumulative Premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Extended Guarantee Premiums, your Policy will not enter the Grace Period until the Insured's Attained Age 95. As long as your cumulative Premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Basic Guarantee Premiums, your Policy will not enter the Grace Period before the later of (1) the tenth Policy Anniversary, or
       (2) the Insured's Attained Age 65.

Death Benefit Options. You must choose between two Death Benefit Options under the Policy. You may change Death Benefit Options at any time:

   o Option 1 is a level Death Benefit through Attained Age 95 that is the greater of:

       >   the Specified Amount on the date of death; or

       > the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

   o   Option 2 is a variable Death Benefit that is the greater of:

       >   the Specified Amount plus the Policy Value on the date of death; or

       > the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

You may select the Specified Amount which must be at least $50,000 ($25,000 for Insureds age 65 or over on the Policy Issue Date). You also may increase or decrease the Specified Amount, but you may not decrease it below $40,000 ($20,000 for Insureds age 65 or over.)


Cancellation, Surrender and Partial Withdrawals

Cancellation: Once we issue your Policy, the Right-to-Examine Period begins. You may return the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period. See Right-to-Examine Period.


Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Surrender Value. Federal income taxes and a penalty tax may apply to surrenders.


Partial Withdrawals: You may withdraw part of the Surrender Value using a Written Request, subject to the following rules.


   o   Federal income taxes and a penalty tax may apply to partial withdrawals;

   o A partial withdrawal reduces the Death Benefit by at least the amount withdrawn;

   o If Death Benefit Option 1 is in effect, Specified Amount is reduced by the dollar amount of a partial withdrawal. Surrender charges apply to a reduction in Specified Amount resulting from a partial withdrawal; and

   o We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

Transfers. Each Policy Year, you may make:

   o   an unlimited number of Policy Value transfers from the Subaccounts;
       and

   o one Policy Value transfer from the Fixed Account. We currently waive this restriction.

Please note, however, that transfers between and among the Subaccounts are subject to our and the Fund's frequent transfers/trading policies and procedures.

A transfer from the Fixed Account may be limited to 25% of Fixed Account Value. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

Loans. You may borrow money from us using the Surrender Value of Your Policy as collateral. Loans may have tax consequences. To secure the loan, we transfer an amount of your Policy Value equal to the loan from the Separate Account and Fixed Account to the Loan Account. Policy Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year. We charge you a maximum interest rate of 6% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year. You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as Premiums. Outstanding loans and accrued interest are deducted from the Death Benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death).

RISK SUMMARY
Investment Risk. If you invest your Policy Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Policy Value will decrease. If you allocate Net Premiums or transfer Policy Value to the Fixed Account, we credit your Policy Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.


Because we continue to deduct charges from Policy Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional Premium payments, then your Policy's Surrender Value may fall to zero. In that case, the Policy may Lapse. We do not guarantee any Policy Value you place in the Subaccounts. The value of each Subaccount may increase or decrease, depending on the investment experience of the corresponding Fund. You could lose some or all of your money.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Policy Value, through partial withdrawals and loans.


Inappropriate Frequent Transfers Risk. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").

Risk of Lapse. Certain circumstances will cause your Policy to enter a Grace Period during which you must make a sufficient Premium payment to keep your Policy In Force:

   o If your Policy's Surrender Value on a Monthly Processing Day is too low to cover the Monthly Deduction, and the Basic Guarantee and Extended Guarantee are not in effect, then the Policy will enter a 61-day Grace Period.

   o   Notwithstanding the foregoing, the Policy will not enter a Grace
       Period if, prior to the later of (1) the 10th Policy Anniversary or, (2) the Insured's Attained Age 65, Premiums less partial withdrawals and loans equal to the accumulated Basic Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

   o   Notwithstanding the foregoing, the Policy will not enter a Grace
       Period if, prior to the Insured's Attained Age 95, Premiums less partial withdrawals and loans equal to the accumulated Extended Guarantee Premium for the period ending on that Monthly Processing Day have been paid.


Whenever your Policy enters a Grace Period if you do not make a sufficient Premium payment before the Grace Period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. The Premium payment required to keep your Policy In Force beyond the Grace Period is the amount sufficient to result in enough Net Premiums to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the Grace Period.


Surrender Charge Risks. Surrender charges play a role in determining whether your Policy will Lapse. The surrender charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time. You should not purchase this Policy if you intend to surrender all or part of the Policy Value in the near future. This Policy is designed to meet long-term financial goals. This Policy is not suitable as a short-term investment.


Even if you do not surrender your Policy, surrender charges may still help determine whether your Policy will Lapse. Surrender Value (that is, Policy Value minus any surrender charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a Grace Period, and possibly Lapse. A surrender may have adverse tax consequences.


Tax Risks. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended ("Code"). We expect that the policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of Premiums permitted under the policy.


Depending on the total amount of Premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.


Partial Withdrawal Risks. The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($20,000 for issue ages 65 and over). A partial withdrawal reduces the Policy Value and Surrender Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the Basic Guarantee or the Extended Guarantee will not remain in effect. A partial withdrawal also may have adverse tax consequences.


A partial withdrawal reduces the Death Benefit. If you selected the level Death Benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable Death Benefit (Option 2), then when you make a partial withdrawal, the Death Benefit is reduced because the Policy Value is reduced.


Currently there are no limitations on partial withdrawals, however, we may limit the number of partial withdrawals to two per Policy Year.

Loan Risks. A policy loan, whether or not repaid, affects Policy Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Fixed Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% annually to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Fixed Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Fixed Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Fixed Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate ranging from 4.0% to 6.0% annually.

A policy loan reduces the Death Benefit Proceeds and Surrender Value by the Loan Amount (the amount of the loan(s), plus any interest you owe on the loan(s)). As with partial withdrawals, loans reduce the Surrender Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the Basic Guarantee or the Extended Guarantee would not remain in effect. A loan may have tax consequences.


Fund Risks. A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.


FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Fixed Account.


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
Charge                             When Charge is
                                   Deducted                                                Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum Guaranteed Charge                     Current Charge
-----------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge             Upon receipt of each        0-4.00% of each Premium                   0-4.00% of each Premium
(Taxes)                            Premium payment             payment, depending on the                 payment, depending on the
                                                               Insured's state of residence              Insured's state of
                                                                                                         residence
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Premiums                Not applicable              None                                      None
(Load)
-----------------------------------------------------------------------------------------------------------------------------------
                                   Upon surrender or
Surrender Charge                   Lapse during the first      $0.87 - $42.31 per $1,000 of              $0.87 - $42.31 per $1,000
(Deferred Sales Charge)(1)         9 Policy Years, or          Specified Amount during the               of Specified Amount
(Minimum and Maximum               during the first 9          first Policy Year(2)                      during the first Policy
Charge)                            Policy Years                                                          Year(2)
                                   following an increase
                                   in Specified Amount
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male Insured,         Upon surrender or
Attained Age 35, in the            Lapse during the first      $7.71 per $1,000 of                       $7.71 per $1,000 of
preferred non-tobacco              9 Policy Years, or          Specified Amount                          Specified Amount
rating class                       during the first 9
                                   Policy Years
                                   following an increase
                                   in Specified Amount
-----------------------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit          At the time the
Option Charge                      Accelerated Death           $300                                      $300
                                   Benefit is paid
-----------------------------------------------------------------------------------------------------------------------------------
                                                               The lesser of: (1) $25 per                The lesser of: (1) $25 per
Partial Withdrawal Fee             Upon partial                withdrawal, or (2) 2% of the              withdrawal, or (2) 2% of
                                   withdrawal                  amount withdrawn                          the amount withdrawn
-----------------------------------------------------------------------------------------------------------------------------------
Specified Amount Increase          Upon increase in            $100 for each Specified Amount
Charge                             Specified Amount(3)         increase, after the first in a            None
                                                               Policy Year
-----------------------------------------------------------------------------------------------------------------------------------
                                   Upon 13th transfer
Transfer Fee                       and each transfer
                                   thereafter during a         $10 per transfer                          None
                                   Policy Year
-----------------------------------------------------------------------------------------------------------------------------------
Research Fee                       Upon request                $50                                       $50
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------

(1) The surrender charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). These charges as shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.


(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
Charge                             When Charge is
                                   Deducted                                                Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum Guaranteed Charge                     Current Charge
-----------------------------------------------------------------------------------------------------------------------------------
                                   information that is
                                   duplicative of
                                   information
                                   previously provided
                                   to you and that
                                   requires extensive
                                   research
-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                                      Periodic Charges Other Than Portfolio Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Charge                             When Charge is
                                   Deducted                                            Annual Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum Guaranteed Charge                     Current Charge
-----------------------------------------------------------------------------------------------------------------------------------
Executive Benefits Plan            Upon exercise, if
Endorsement Charge                 during the first 2          $150                                      None
                                   Policy Years only
-----------------------------------------------------------------------------------------------------------------------------------
                                   On Policy Issue
Policy Fee                         Date and each
                                   Monthly Processing          $72(5)                                    $72(5)
                                   Day
-----------------------------------------------------------------------------------------------------------------------------------
                                   On Policy Issue
                                   Date and each
Administrative Charge              Monthly Processing          $0.45 per $1,000 Net Amount               $0.45 per $1,000 Net
                                   Day, during Policy          at Risk(5)                                Amount at Risk(5)
                                   Years
                                   1 - 10
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance                  On Policy Issue
Charge(4)                          Date and each               $0.68 - $311.27 per $1,000 of             $0.19 - $223.23 per $1,000
(Minimum and                       Monthly Processing          Net Amount at Risk(5)                     of Net Amount at Risk(5)
Maximum Charge)                    Day
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male                  On Policy Issue
Insured, Attained Age 35           Date and each               $1.73 per $1,000 of Net                   $1.56 per $1,000 of Net
in the preferred non-tobacco       Monthly Processing          Amount at Risk(5)                         Amount at Risk(5)
rating class                       Day
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense                                                                                    0.90% Variable Account
Risk Charge                        Daily                       0.90% Variable Account Value              Value
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------


(4) Cost of insurance charges vary based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from us. Also, before you purchase the Policy, we may provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.


(5) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Processing Day.

-----------------------------------------------------------------------------------------------------------------------------------
                                      Periodic Charges Other Than Portfolio Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Charge                             When Charge is
                                   Deducted                                                Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum Guaranteed Charge                     Current Charge
-----------------------------------------------------------------------------------------------------------------------------------
                                   On Policy                                                             2.00% in Policy Years 1-10
Loan Interest Spread               Anniversary or                                                        0.50% in Policy Years 11
                                   earlier, as                 2.00%                                     and later
                                   applicable(6)
-----------------------------------------------------------------------------------------------------------------------------------
Rider Charges:(7)
-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider     On Policy Issue
(Minimum and Maximum Charge)       Date and each               $0.46 - $1.86 per $1,000 of               $0.46 - $1.86 per $1,000 of
                                   Monthly Processing          Coverage(8)                               Coverage(8)
                                   Day
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male                  On Policy Issuee(8)
Insured, Attained Age 24           Date and each                                                         $0.84 per $1,000 of
in the standard non-tobacco        Monthly Processing          $0.84 per $1,000 of Coverage(8)           Coverage(8)
rating class,                      Day
-----------------------------------------------------------------------------------------------------------------------------------
                                   On Policy Issue
Children's Insurance               Date and each
Rider                              Monthly Processing          $9.00 per Unit of Coverage(8)             $9.00 per Unit of
                                   Day                                                                   Coverage(8)
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability            On Policy Issue
Rider                              Date and each               $0.87 - $-2.07 per $1,000 of              $0.87 - $2.07 per $1,000 of
(Minimum and Maximum Charge)       Monthly Processing          Coverage(8)                               Coverage(8)
                                   Day
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a female                On Policy Issue
Insured, Attained Age 9,           Date and each                                                         $1.08 per $1,000 of
in the standard non-tobacco        Monthly Processing          $1.08 per $1,000 of Coverage(8)           Coverage(8)
rating class                       Day
-----------------------------------------------------------------------------------------------------------------------------------
                                   On Policy Issue
                                   Date and each               $0.68 - $311.27 per $1,000 of             $0.19 - $223.23 per $1,000
Other Insured Rider                Monthly Processing          Coverage(9)                               of Coverage(9)
(Minimum and                       Day
Maximum Charge)                    ------------------------------------------------------------------------------------------------
                                   On Policy Issue
                                   Date and each               $20                                       $20
                                   Policy Anniversary
-----------------------------------------------------------------------------------------------------------------------------------
                                   On Policy Issue
Charge for a female                Date and each               $1.25 per $1,000 of Coverage(9)           $1.09 per $1,000 of
Insured, Attained Age              Monthly Processing                                                    Coverage(9)
30, in the Preferred non-tobacco   Day
rating class                       ------------------------------------------------------------------------------------------------
                                   On Policy Issue
                                   Date and each               $20                                       $20
                                   Policy Anniversary
-----------------------------------------------------------------------------------------------------------------------------------
Disability Waiver of               On Policy Issue             2.20% - 24.20% of Deductions              2.20% - 24.20% of
Monthly Deductions                 Date and each               based on guaranteed maximum               Deductions based on current
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

(6) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender or the insured's death. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your Loan Account. After the 10th Policy Year, the loan interest spread is 0.5%.


(7) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, and Waiver of Premium Disability Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested. We are not currently issuing new riders on any Policy.

-----------------------------------------------------------------------------------------------------------------------------------
                                      Periodic Charges Other Than Portfolio Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Charge                             When Charge is
                                   Deducted                                           Annual Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum Guaranteed Charge                     Current Charge
-----------------------------------------------------------------------------------------------------------------------------------
Rider                              Monthly Processing          cost of insurance rates                   cost of insurance rates
(Minimum and Maximum Charge)       Day
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a female                On Policy Issue
Insured, Attained Age              Date and each               6% of the Monthly Deductions              6% of Monthly Deductions
21, in the preferred non-tobacco   Monthly Processing          based on guaranteed maximum               based on current cost of
rating class                       Day                         cost of insurance rates                   insurance rates
-----------------------------------------------------------------------------------------------------------------------------------

(8) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Processing Day.
(9) The annual amount shown, is 1/12th of this amount is deducted on each Monthly Processing Day.

The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2008.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):


----------------------------------------------------------------------------------------------
                                                                Minimum            Maximum
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             0.48%              1.36%
----------------------------------------------------------------------------------------------

The expenses used to prepare this table were provided to us by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2008, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are "fund of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.


In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed.

We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Policy Value. For more information, please see each Fund's prospectus.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."


                          CUNA MUTUAL INSURANCE SOCIETY
================================================================================

CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective as of December 31, 2007, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.

We are one of the world's largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CUNA Brokerage Services, Inc. ("CBSI") and MEMBERS Capital Advisors, Inc. are both our indirect wholly owned subsidiaries.

As of December 31, 2008, we and our subsidiaries had approximately $13.2 billion in assets and we had more than $69.2 billion of life insurance in force.

Consistent with well established industry practice, we do not believe that we are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act") as depositor of the Variable Account, or as depositor of any other separate account registered with the SEC that supports a variable annuity contract or variable life insurance policy issued by us. Nevertheless, to the extent that the SEC takes the position that insurance company depositors of such separate accounts are subject to the periodic reporting requirements of the Securities Exchange Act, then we intend to rely on the exemption from those requirements set forth in Rule 12h-7 under the Securities Exchange Act to the extent necessary to avoid any such periodic reporting obligation.

                       THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We may transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for mortality and expense charges.


The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of us by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


We do not guarantee the investment experience of the Separate Account or of any Subaccount. Policy Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Policy Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.


We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under "Servicing Fees" and "Distribution of the Contract." We review the Funds periodically and may remove or limit a Fund's availability to new purchase payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds' prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

ULTRA SERIES FUND
MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Mid Cap Value Fund, the Mid Cap Growth Fund and the Small Cap Value Fund. Paradigm Asset Management Co., LLC serves as the investment subadviser for the Small Cap Growth Fund. Shenkman Capital Management, Inc. serves as the investment subadviser for the High Income Fund. Lazard Freres & Co. LLC serves as the investment subadviser for the International Stock Fund. Mondrian Investment Partners Limited serves as the investment subadviser for the Global Securities Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Insurance Society's separate accounts and qualified pension plans.

Conservative Allocation Fund. This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds ("ETFs"). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Moderate Allocation Fund. This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.


Aggressive Allocation Fund. This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

Bond Fund. This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund. This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund. This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund. This Fund seeks long-term growth of capital with income as a secondary consideration.

Large Cap Growth Fund. This Fund seeks long-term capital appreciation.

Mid Cap Value Fund. This Fund seeks long-term capital appreciation.

Mid Cap Growth Fund. This Fund seeks long-term capital appreciation.

Small Cap Value Fund. This Fund seeks long-term capital appreciation.

Small Cap Growth Fund. This Fund seeks long-term capital appreciation.

International Stock Fund. This Fund seeks long-term growth of capital.

Global Securities Fund. This Fund seeks capital appreciation.


MORE INFORMATION ABOUT THE FUNDS
In addition to the Separate Account, Ultra Series Fund, may sell shares to pension and retirement plans qualifying under Section 401 of the Code.


These Funds are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by MEMBERS Capital Advisors, Inc. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even though the other Fund is managed by MEMBERS Capital Advisors, Inc. and has the same investment subadviser, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.


We have entered into an agreement with MEMBERS Capital Advisors, Inc. under which the latter pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other of our separate accounts) in the Funds. These fees are in consideration for administration services provided to the Funds by us. Payments of fees under the agreement by MEMBERS Capital Advisors, Inc. does not increase the fees or expenses paid by the Funds or their shareholders.

                                THE FIXED ACCOUNT
================================================================================

The Fixed Account is part of our General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Fixed Account is not subject to the same laws as the Separate Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all assets contributed to the Fixed Account. We guarantee that all Policy Value allocated to the Fixed Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Fixed Account is not available in New Jersey.

                                   THE POLICY
================================================================================

APPLYING FOR A POLICY
To purchase a Policy, you must complete an application and submit it to an authorized registered representative. There may be delays in our receipt of application that are outside of its control because of the failure of your registered representative to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. You must also pay an Initial Required Premium, as further described below, while the Insured is alive, on or before the Policy Issue Date. All Premiums after the Initial Required Premium must be paid to us at our Mailing Address.

Please note that certain provisions of your Policy may be different than the general description in this Prospectus and certain riders and options may not be available because of legal restrictions in your state. Contact us at our Mailing Address or see your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy.


CONDITIONS FOR POLICY ISSUE
The minimum Specified Amount for this Policy is $50,000 ($25,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of age. We require evidence of insurability satisfactory to us before issuing a Policy. In some cases, this evidence will include a medical examination.

POLICY ISSUE DATE
Full Insurance coverage under the Policy begins as of the Policy Issue Date. The Policy Issue Date is also used to determine Policy Anniversaries and Monthly Processing Days. If the Initial Required Premium is paid with the application, and, after underwriting is complete, the Policy is approved for issue as applied for, then the Policy Issue Date is the Valuation Day as of which the Policy is approved. If the Initial Required Premium does not accompany the application, or if the Policy is approved other than as applied for, then the Policy Issue Date is approximately ten days after the Valuation Day as of which the Policy is approved.

TEMPORARY INSURANCE AGREEMENT
If the Initial Required Premium is paid with the application, the Proposed Insured(s) will be covered prior to the Policy Issue Date under a Temporary Insurance Agreement. The coverage is limited to 50 percent of the amount of coverage applied for up to a maximum benefit of $150,000 per proposed insured. The details of the Temporary Insurance Agreement are found in the Temporary Insurance Agreement section of the application.

"RIGHT-TO-EXAMINE" PERIOD
You may cancel the Policy before the latest of the following three events:


   o   45 days after the date of the application.

   o 10 days after we have personally delivered or have sent the Policy and a notice of right of withdrawal to you by first class mail. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

   o 10 days after you receive the Policy. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

To cancel the Policy, you must mail or deliver the Policy to the registered representative who sold it or to our Mailing Address along with a Written Request to cancel. If you return the Policy, we will treat it as if it had not been issued. You will receive a refund equal to the Premiums paid, unless state law requires a different result.

FLEXIBILITY OF PREMIUMS
The Policy provides for a schedule of planned annual Premiums determined by you. You are not required, however, to pay Premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay Premiums after the Initial Required Premium at any time while the Policy is In Force.


We will process additional Premium at the Accumulation Unit Value next determined after the request is received in good order at our Mailing Address. If we receive your Premium on a Valuation Day at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your Premium will be applied with that day's Accumulation Unit Value.


If you want the Basic or Extended Guarantee to be in effect, the Initial Required Premium is at least one-sixth (1/6) of the Basic Guarantee Premium. If you do not choose to utilize the Basic Guarantee or Extended Guarantee, the Initial Required Premium is at least one-twelfth (1/12) of the Basic Guarantee Premium. The Basic Guarantee Premium is the sum of the expected first year charges plus the first year Surrender Charge and provides certain protections against Lapse. The Initial Required Premium for your policy is shown on the Policy's data page.


A higher level of Premium, the Extended Guarantee Premium, will fund the Policy at the Extended Guarantee Level which provides protection against Lapse. The Extended Guarantee Premium equals the current guideline level Premium as determined by the current Code.

The Initial Required Premium, the Planned Premium, the Extended Guarantee Premium, and the Basic Guarantee Premium are shown on the data page of the Policy. We may refuse any Premium payment that is less than $50.

The total of all Premiums paid may never exceed the maximum Premium limitation determined by the Code for treatment of the Policy as a life insurance policy. If at any time a Premium is paid which would result in total Premiums exceeding the maximum Premium limitation, we will only accept that portion of the Premium which would make total Premiums equal the maximum. We will return any excess amount and will not accept further Premiums until the maximum Premium limitation increases.

We may refuse any Premium or part of a Premium that would increase the Death Benefit by more than the amount of the Net Premium.


ALLOCATION OF NET PREMIUMS
You determine what percentages of the Net Premiums are allocated to each Subaccount and the Fixed Account. The minimum allocation is 1% of any Net Premium using only whole percentages. If the Initial Required Premium is received before we issue the Policy, it is held in a suspense account until the Policy Issue Date. On the Policy Issue Date, the Net Premium is allocated to the Subaccounts and the Fixed Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.

LAPSE
Unless the Basic Guarantee or Extended Guarantee is in effect, your Accumulated Value on any Monthly Processing Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a Grace Period has begun under the Policy. If sufficient Net Premium is not paid during the Grace Period, the Policy will Lapse without value. The Net Premium required to terminate the Grace Period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the Grace Period. If the Insured dies during the Grace Period, unpaid Monthly Deductions are deducted from the Death Benefit Proceeds.

REINSTATEMENT
You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:


   o The Owner makes a Written Request to reinstate the Policy within five years after the Lapse;

   o   The Insured meets our insurability requirements;

   o The Owner pays a Net Premium in an amount sufficient to cover any unpaid Monthly Deductions and Surrender Charges that have been used to pay Monthly Deductions due prior to the end of the Grace Period, plus the anticipated amount of two Monthly Deductions; and

   o You pay the amount of or reinstate any loan outstanding as of the date of Lapse.


A reinstatement becomes effective only after we approve it. Cost of insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

PREMIUMS TO PREVENT LAPSE
If your Policy meets the Premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

   a. Basic Guarantee: The Basic Guarantee is in effect if the total of your Net Premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any partial withdrawals (including cash dividends) and loans taken to date, is at least equal to the Basic Guarantee Premium multiple. The Basic Guarantee Premium multiple is equal to the Basic Guarantee Premium multiplied by the number of years the Policy has been In Force as of that Monthly Processing Day. This Basic Guarantee will remain in effect as long as you meet the Premium requirements, and continues until the later of: (1) the Insured's Attained Age 65; or (2) 10 years after the Policy Issue Date. The Basic Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you change your Policy benefits or change how you fund your Policy, the Basic Guarantee Premium will change. The Basic Guarantee only applies for the first five Policy Years in some states, including Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.

   b. Extended Guarantee: The Extended Guarantee is in effect if the total of your Net Premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any partial withdrawals (including cash dividends) and loans taken to date, is at least equal to the Extended Guarantee Premium multiple. The Extended Guarantee Premium multiple is equal to the Extended Guarantee Premium multiplied by the number of years the Policy has been In Force as of that Monthly Processing Day. This Extended Guarantee will remain in effect as long as you meet the Premium requirements, and will continue until the Insured's Attained Age 95. The Extended Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, the Extended Guarantee Premium will change. The Extended Guarantee may not be available in all states. It is currently not available in Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.

We will notify you if your accumulated Net Premiums, less withdrawals and loans, are no longer sufficient to keep the Basic Guarantee or Extended Guarantee in effect. If the Basic or Extended Guarantee ends, you will have 61 days (31 days for residents of Florida) to pay us sufficient Premium to reinstate it.

During the guarantee period, the Monthly Deduction is deducted and may result in a Surrender Value of less than zero at the end of the period. If your Surrender Value is equal to or less than zero at the end of the guarantee period, we will mail a notice informing you that a Grace Period has begun under your Policy.


DEATH BENEFIT PROCEEDS
Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death at our Mailing Address, we will pay the Death Benefit Proceeds to the Beneficiary. We wait to receive all required claim forms and information before processing the claim settlement, as requested by the beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefits Proceeds to you, if living, or to your estate.


We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options to which we consent.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured's death, as required by each state), until the date of payment. Interest is paid at an annual rate that we determine or as required by the state, whichever is greater.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the Death Benefit, the Monthly Deduction, and the Policy Value. Under either option, Death Benefit Proceeds are equal to:


   o   The Death Benefit as of the date of the Insured's death; plus
   o   Any Premiums received after date of death; minus
   o   Any partial withdrawals taken after the date of death; minus
   o   Any insurance charges due if the Insured dies during a Grace Period;
       minus

   o   Any Loan Amount.

The Death Benefit, however, differs under the two options.

Under Option 1, the Death Benefit through Attained Age 95 is the greater of:

   o   The Specified Amount.
   o The Policy Value as of the Insured's date of death multiplied by the Death Benefit Percentage Factor.

Under Option 2, the Death Benefit is the greater of:

   o The Specified Amount plus the Policy Value as of the Insured's date of death.
   o The Policy Value as of the Insured's date of death multiplied by the Death Benefit Percentage Factor.


The Death Benefit Percentage Factor is the ratio of Death Benefit to Policy Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Percentage Factor varies by Attained Age. The Death Benefit Percentage Factor decreases as the Attained Age of the Insured increases.

CHANGE OF DEATH BENEFIT OPTION
You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We may require evidence of insurability.


If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect how the Death Benefit is determined from that point on. The Death Benefit will vary with Policy Value from that point on, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies. No change from Death Benefit Option 1 to Death Benefit Option 2 is allowed if the resulting Specified Amount would be less than $40,000 ($20,000 if Issue Age is 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased Death Benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

ACCELERATED BENEFIT OPTION
If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Policy Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid.As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

   1)  be In Force other than as extended term insurance; and


   2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received at our Mailing Address.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.


CHANGE OF SPECIFIED AMOUNT
A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We may discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. If more than one increase is requested in a Policy Year, we may charge $100 for each increase after the first. Changes are subject to the following conditions.

Decreases. After the decrease, the Specified Amount must be at least $40,000 ($20,000 for Issue Ages 65 and over).We may require that the Specified Amount after any decrease be at least the minimum Specified Amount necessary to issue a new Policy.The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by us at our Mailing Address. The effective date of the decrease will be shown on an endorsement to the Policy.For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced surrender charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy.


Because the surrender charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable surrender charge. However, no additional Surrender Charges accrue for increases in Specified Amount due to a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the administrative charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing administrative charge. As with the surrender charge, an increase resulting from a change in Death Benefit Option 2 to Option 1, does not result in an increase in the administrative charge.


We may require for a Specified Amount increase, the payment of additional Premiums in an amount equal to the Initial Required Premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.


The rating class assigned to an increase in Specified Amount may result in the use of a cost of insurance rate different than the cost of insurance rate charged on the original Specified Amount.


                                  POLICY VALUES
================================================================================


POLICY VALUE
The Policy Value is the sum of the Variable Account Value (itself the sum of the Subaccount Values), the Fixed Account Value and the Loan Account Value. As a result, Policy Value increases whenever:

   o   Investment gains occur in any Subaccount.
   o   Interest is credited to the Policy for amounts held in the Fixed Account.
   o Interest is credited to the Policy for any Loan Amounts held in the Loan Account.
   o   Additional Net Premiums are paid.
   o   Policy dividends are paid into the Subaccounts or Fixed Account.

Policy Value decreases whenever:

   o   Investment losses occur in any Subaccount.
   o   Monthly Deduction or service fees are paid.
   o   A partial withdrawal is made.

Policy Value is unaffected when:

   o   A Policy loan is either disbursed or repaid.
   o Policy Value is transferred between any Subaccount or the Fixed Account and the Loan Account, between Subaccounts or between the Subaccounts and the Fixed Account (exclusive of any transfer fee).

Policy Value is determined as of the end of each Valuation Period by adding the Variable Account Value, the Fixed Account Value and the Loan Account Value.

FIXED ACCOUNT VALUE
A Policy's Fixed Account Value is equal to:

   o   aggregate Net Premium allocated to the Fixed Account; plus
   o   Policy Value transferred to the Fixed Account; plus
   o   interest credited to the Fixed Account; minus
   o any partial withdrawals (including any applicable surrender charges deducted); minus
   o any transfers of Policy Value from the Fixed Account (including any transfer fees); minus
   o the aggregated portion of monthly deductions made from the Fixed Account; less
   o   the Fixed Account's portion of any Increase of Specified Amount Charge.

VARIABLE ACCOUNT VALUE
Variable Account Value is the sum of the Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated.

The Subaccount Value of any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Subaccount Value is equal to that part of any Net Premium allocated to and any Policy Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Policy Value (including any transfer fees) from the Subaccount during the Valuation Period.

Net Premiums allocated to a Subaccount and Policy Value transferred to a Subaccount are converted into Accumulation Units. For each such allocation or transfer, the number of Accumulation Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Accumulation Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Policy Value transferred to a Subaccount increases the number of the Subaccount's Accumulation Units credited to the Policy as of the end of the Valuation Period for which they are credited.


Certain events reduce the number of Accumulation Units of a Subaccount credited to a Policy.Partial withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of an appropriate number of Accumulation Units of that Subaccount, as do: (1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Accumulation Units are cancelled as of the end of the Valuation Period during which the transaction is executed or we receive notice regarding the event.


The value of an Accumulation Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

   (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

   (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

   (3) is the number of Accumulation Units outstanding as of the end of the Valuation Period.

The Accumulation Unit Value may increase or decrease from one Valuation Period to the next as a result of investment experience. The Accumulation Unit Value varies between Subaccounts.

TRANSFER OF VALUES
You may make the following transfers of Policy Value: (1) between Subaccounts at anytime; (2) from a Subaccount to the Fixed Account at any time except for the six month period after a transfer out of the Fixed Account; and (3) from the Fixed Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. Only one transfer of up to 25% of the Fixed Account Value is allowed each Policy Year. However, we currently waive these restrictions on transfers from the Fixed Account.

The first twelve transfers in a Policy Year are free. We may charge $10 for the thirteenth and each additional transfer in a Policy Year. We currently waive this fee. All transfers on the same Valuation Day are considered one transfer for purposes of the transfer fee.


A request to transfer Subaccount Values to other Subaccounts and/or Fixed Account or from the Fixed Account to one or more Subaccounts which is received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We further may restrict the ability to transfer Policy Value among Subaccounts and/or the Fixed Account if we believe such action is necessary to maintain the tax status of the Policies.

Transfers can be made by Written Request. The Written Request will take effect the day it is received at our Mailing Address if prior to the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Requests received after the close of regular trading on the New York Stock Exchange (usually,3:00 p.m. Central Time) will be processed the next Valuation Day.


Telephone and Facsimile Transfers. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:


   o   Record calls requesting transfers.
   o Ask the caller questions in an attempt to determine if you are the caller.
   o   Transfer funds only to other Subaccounts and to the Fixed Account.
   o   Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you.We may discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing to us at our Mailing Address.


If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.


Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted certain policies and procedures ("Frequent Transfers Procedures").

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

DOLLAR-COST AVERAGING
If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Ultra Series Money Market Class I Subaccount and/or Fixed Account to other Subaccounts and/or Fixed Accounts. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per Accumulation Unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.


The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in a Subaccount and/or Fixed Account, the entire amount will be transferred. The amount transferred to a subaccount and/or a Fixed Account must be at least 1% of the amount transferred and must be stated in whole percentages.


Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Policy Value in the Subaccount and/or Fixed Account is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount and/or Fixed Account has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the twelve free transfers in a Policy Year. We may discontinue offering dollar-cost averaging at any time and for any reason. We may discontinue offering automatic transfers at any time for any reason.

AUTOMATIC PERSONAL PORTFOLIO REBALANCING SERVICE
If elected at the time of the application or requested at any time by Written Request, you may instruct us to automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value between and among specified Subaccounts and/or Fixed Account in order to achieve a particular percentage allocation of Policy Value among the Subaccounts. The percentage allocations must be in whole percentages and must be at least 1% per allocation. You may start and stop automatic Policy Value rebalancing at any time and may specify any percentage allocation of Policy Value between or among as many Subaccounts and/or Fixed Account as are available at the time the rebalancing is elected. (If you elect automatic Policy Value rebalancing without specifying percentage allocation(s), we will allocate Policy Value in accordance with your currently effective Premium payment allocation schedule.) There is no additional charge for using Policy Value rebalancing. If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly.We may discontinue offering automatic transfers at any time and for any reason.


OTHER TYPES OF AUTOMATIC TRANSFERS
If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value from one Subaccount and/or Fixed Account to another.Such automatic transfer amounts may be requested on the following basis:(1) as a specified dollar amount; (2) as a specified number of Accumulation Units; (3) as a specified percent of Policy Value in a particular Subaccount and/or Fixed Account, or (4) in an amount equal to the excess of a Specified Amount of Policy Value in a particular Subaccount and/or Fixed Account.


The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount and/or Fixed Account from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount and/or Fixed Account must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Policy Value in the Subaccount and/or Fixed Account from which the transfers are being made is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount and/or Fixed Account from which transfers are being made has been insufficient to implement the automatic transfer instructions you have given us. We will notify you when automatic transfer instructions are no longer in effect.

There is no additional charge for using automatic transfers. We may discontinue offering automatic transfers at any time and for any reason.

SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender. You may surrender the Policy for its Surrender Value. A Policy surrender may have adverse tax consequences. You must obtain the written consent of all assignees or Irrevocable Beneficiaries before a surrender. We may require the return of the Policy.


Surrender of the Policy will take effect the day a Written Request is received at our Mailing Address if prior to the close of regular trading on the New York Stock Exchange (usually,3:00 p.m. Central Time). Requests received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed the next Valuation Day. The Policy and all insurance terminate upon surrender.

Partial Withdrawal. You may make partial withdrawals by Written Request. A partial withdrawal may have adverse tax consequences. Written consent of all assignees or irrevocable beneficiaries must be obtained prior to any partial withdrawal. An amount up to the Surrender Value, less two months of insurance charges, may be taken as a partial withdrawal. Partial withdrawals will take effect the day a Written Request is received at our Mailing Address if prior to the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Requested received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed on the next Valuation Day. A partial withdrawal request for the Surrender Value is considered a surrender of the Policy.


You may specify the accounts from which the partial withdrawal will be deducted. If any account value is insufficient, or if you do not specify the accounts, the amount will be deducted pro rata from the remaining accounts.


If Death Benefit Option 1 is in effect at the time of a partial withdrawal, the Specified Amount will be reduced by the amount of the partial withdrawal, including the amount of the service fee. If Death Benefit Option 2 is in effect at the time of a partial withdrawal, Specified Amount will not change. We may decline a partial withdrawal request if the Specified Amount after the partial withdrawal would be below the minimum Specified Amount necessary to issue a new Policy.If the Death Benefit derived from application of the Death Benefit Percentage Factor applies, the Death Benefit decreases by more than the amount withdrawn causing the Net Amount at Risk and the monthly Cost of Insurance to diminish.


Cash dividend payments are included as partial withdrawals when determining whether the Basic and Extended Premium Guarantees are in effect.


Currently there are no limitations on partial withdrawals, however, we may limit the number of partial withdrawals to two per Policy Year. Payment is generally made within seven days of the surrender or partial withdrawal date.

MATURITY
The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Surrender Value as of that date, unless the Maturity Date has been extended, as allowed by state law. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and you should consult a tax adviser.


PAYMENT OF BENEFITS/SETTLEMENT OPTIONS
There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account.For more information concerning the options listed below, please contact us at our Mailing Address:


   o   Interest Option
   o   Installment Option
   o   Life Income - Guaranteed Period Certain
   o   Joint and Survivor Life


Your beneficiary may elect to deposit the Death Benefit Proceeds into an interest bearing account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your beneficiary with a checkbook to access those Death Benefit Proceeds, and your beneficiary will receive any interest earned on the Death Benefit Proceeds. Please note that the Death Benefit Proceeds deposited into the account, as well as any interest earned, will not be federally insured by the Federal Deposit Insurance Corporation or any other governmental agency, but will be backed by our full faith and credit. This option is not available in all states. For more information concerning this settlement option, please contact us at our Mailing Address.


SUSPENSION OF PAYMENTS
For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or Partial Withdrawal, or take a Policy loan when:

   1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

   2. During periods when trading on the Exchange is restricted as determined by the SEC.

   3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

   4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Fixed Account, the payment of full or Partial Withdrawal proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death.If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.


If mandated under applicable law, we may be required to reject a Premium. We may also be required to provide additional information about an Owner's account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulator.


POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 90% of the Cash Value of the Policy (100% of the Cash Value for residents of Florida and Texas) as of the date of the loan.

Interest. We charge interest on amounts that you borrow. The interest rate charged is a maximum of 6% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from you on each Policy Anniversary for the prior Policy Year. If you do not pay the interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, we charge a preferred effective annual interest rate up to 4.5% on amounts borrowed.We may charge interest at lower rates from time to time.

We credit Loan Account Value with interest at an effective annual rate of 4%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. When we make a loan to you, we transfer an amount of Policy Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. You may specify how this transferred Policy Value is allocated from among the Subaccount Values and the Fixed Account Value. If you do not specify the allocation, we make the allocation based on the proportion that each Subaccount Value and the Fixed Account Value bear to the Policy Value as of the date that the transfer is made. If unpaid interest is due from you on a Policy Anniversary it is added to the Loan Amount.Policy Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Policy Value transferred in connection with unpaid interest is allocated on the same basis as other Policy Value transferred to the Loan Account.

Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.


Non-Payment Of Policy Loans. If Loan Account Value exceeds Cash Value, then you must make either a loan repayment or a Net Premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. We will send you and any assignee of record a notice indicating the amount that must be paid.If payment is not received by us at our Mailing Address within 30 days of the notice being mailed, the Grace Period will begin. (See "Lapse") If the Grace Period expires without the payment being made, then the Policy Lapses.

Loan Repayment. You may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as Premiums. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account will take effect the day it is received at our Mailing Address if prior to the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Loan repayments received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed the next Valuation Day. Unless you specify otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with your allocation instructions for Net Premium Payments in effect at that time.


Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Subaccounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract ("MEC") under federal tax law, loans may be currently taxable and subject to a 10% federal penalty tax.


                             CHARGES AND DEDUCTIONS
================================================================================

PREMIUM EXPENSE CHARGE


We deduct from Premiums the Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the data page of the Policy.


MONTHLY DEDUCTION
The Monthly Deduction due on each Monthly Processing Day is the sum of:

   o   The cost of insurance charge for that month; plus
   o   The policy fee; plus
   o   The administrative fee; plus
   o   The cost of any additional benefits provided by rider, if any.


The Monthly Deduction is allocated to all subaccounts and fixed account values on a pro rata basis is collected by liquidating the number of Accumulation Units (or fraction of Accumulation Units) in Subaccounts (and/or withdrawing values from the Fixed Account) in an amount equal to the Monthly Deduction.

COST OF INSURANCE CHARGE
This charge compensates us for the expense of underwriting the Death Benefit. The cost of insurance ("COI") rate for the Policy is determined by the Insured's Attained Age, gender, duration, Net Amount at Risk, tobacco status, and rating class. COI rates depend on our expectations as to future mortality experience. Higher rates are charged if we determine that for some reason the Insured is a higher mortality risk. The Tobacco User and Non-Tobacco User rates are further classified as either preferred or standard based on underwriting guidelines and principles.


The COI rate also varies based on the Specified Amount of each Policy. There are four Specified Amount rate bands. Band 1 is for Specified Amounts of less than $100,000; Band 2 is for Specified Amounts of at least $100,000 but less than $250,000; Band 3 is for Specified Amounts of at least $250,000 but less than $1 million; and band 4 is for Specified Amounts of $1 million or more. Generally, the COI rate for a higher band is less than that of lower bands for the same age, gender, and underwriting class. The monthly COI rate will not exceed the rates shown in the Policy.However, we may charge less than these rates. While not guaranteeing to do so, we currently intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables.

The COI is determined by multiplying the COI rate by the Net Amount At Risk for a Policy. Under Death Benefit Option 2, the Net Amount At Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount At Risk is the Specified Amount less the Policy Value. Therefore, under Death Benefit Option 1, all of the factors that affect Policy Value affect the Net Amount at Risk. For a Policy where there has been an increase in Specified Amount, there is a Net Amount At Risk associated with the initial Specified Amount and a Net Amount At Risk associated with the increase. The COI rate applicable to the Net Amount At Risk associated with initial Specified Amount is usually less than the rate for the Net Amount at Risk attributable to the increase.The Net Amount At Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount At Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 Death Benefit, Policy Value is first used to offset the initial Specified Amount, and any Policy Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.


POLICY FEE
The Policy Fee is $6 per month. It is a fee we charge to compensate for some of the administrative expenses associated with the Policy. The fee cannot be increased.

ADMINISTRATIVE CHARGE
We assess a monthly administrative charge at an annual rate of $0.45 per thousand dollars of Specified Amount per Policy Year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. The charge increases if the Specified Amount increases, in proportion to the amount of increase. The charge does not decrease in the event of a Specified Amount decrease. This charge is only charged during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase. An administrative charge of $300 may be assessed if an Owner elects to receive an accelerated Death Benefit.

The administrative charge, together with the policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS
The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider.These charges are for insurance protection, and the amounts will be specified in the Policy. These charges, which are outlined in the fee table above, will vary for each Policy Owner.

MORTALITY AND EXPENSE RISK CHARGE
We daily deduct a mortality and expense risk charge of .00246575% of the Policy's Variable Account Value, which is equal on an annual basis to 0.9%. The mortality risk assumed by us is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administering the Policy will exceed what we expected when setting the other charges under the Policy. If proceeds from this charge are not needed to cover mortality and expense risks, we may use proceeds to finance distribution of the Policies or for any other lawful purpose.

SURRENDER CHARGES
To reimburse us for sales expenses and Policy issue expenses, including but not limited to registered representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct surrender charges from the proceeds in the event of a complete surrender of the Policy during the first 9 Policy Years or the first 9 years following an increase in Specified Amount. If the Policy is not surrendered in the first 9 Policy Years or the first 9 years following an increase in Specified Amount, there is no charge. A chart showing the percentage of surrender charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below.

The surrender charges vary by the age of Insured, gender, and rating class and are shown on the specifications page of your Policy. For a 35-year-old male Non-Tobacco User, the initial surrender charges would be $7.71 per $1,000 of the Specified Amount.For more information on how these charges vary, please contact us at our Mailing Address.


The surrender charges decrease annually after the first year. The percentage of the surrender charges remaining in each Policy Year is:


--------------------------------------------------------------------------------
                                        Percentage of Surrender
                      Policy Year         Charges Remaining
--------------------------------------------------------------------------------
                            2                    95%
                            3                    90%
                            4                    85%
                            5                    75%
                            6                    65%
                            7                    50%
                            8                    35%
                            9                    20%
                           10+                    0%


TRANSFER FEE


Currently, we allow an unlimited number of transfers in each Policy Year without charge. After twelve transfers in any given Policy Year, we may deduct $10 per transfer from the amount transferred.

DUPLICATE POLICY CHARGE
You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy. In addition, a Written Request is needed to request a duplicate policy.

FEDERAL AND STATE INCOME TAXES
Other than the Premium expense charge, no charges are currently made against the Separate Account and/or Fixed Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Fixed Account to pay such taxes.

INCREASE OF SPECIFIED AMOUNT CHARGE
We may assess a $100 charge for each increase in Specified Amount after the first in a Policy Year.This charge compensates us for administrative expenses associated with underwriting the increase in Specified Amount.

We currently intend to waive certain fees as stated above. We, however, may reinstate the fees and charges in the future.

RESEARCH FEE
We may charge you up to $50 per request when you request information that is duplicative of information previously provided to you and that requires extensive research.

FUND EXPENSES
Expenses of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available by writing to us at our Mailing Address.

Please note that the Funds and their investment adviser are affiliated with us. In addition, as discussed under "The Separate Account and the Funds" above, the Funds pay us for providing certain administrative services.

                           DISTRIBUTION OF THE POLICY
================================================================================

We no longer issue new Policies. CBSI serves as principal underwriter for the Policy. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ('SEC') under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI services Owners through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers ('selling firms') and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE AND ITS SALES PERSONNEL
We pay commissions to CUNA Brokerage for the sale of the Policies by its registered representatives in the amount of: 100.00% of Premiums up to the guarantee Premium and 6.00% of excess Premiums above that amount paid in the first Policy Year; 3.30% of Premium in Policy Years 2 through 10; and 1.125% of Premium paid thereafter for so long as the Contract remains in effect. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CUNA Brokerage for services.

CUNA Brokerage pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for non-cash compensation items that we may provide jointly with CUNA Brokerage. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, CUNA Brokerage's registered representatives who meet certain overall productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CUNA Brokerage's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL
We pay commissions to selling firms for sales of the Policies by their registered representatives in the amount of: 97% of Premiums up to the guarantee Premium and 5.8% of excess Premiums above that amount paid in the first Policy Year; 3.2% of Premium in Policy Years 2 through 10; and 1% of Premium paid thereafter for so long as the Contract remains in effect. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

Selling firms pays their registered representatives a portion of the commissions received for their sales of Policies. We and/or CBSI may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We and/or CBSI may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy Year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy Year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

SOURCE OF COMPENSATION
Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account.We recoup commissions and other sales expenses through fees and charges deducted under the Policy.


                      OTHER POLICY BENEFITS AND PROVISIONS
================================================================================


OWNER, BENEFICIARY
You are the person who purchases the Policy and is named in the application. You may or may not be the Insured.

You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request.We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT TO CONVERT
You may convert this Policy to a fixed policy during the first 24 months after the Policy Issue Date.It may be converted to a fixed policy by transferring, without charge, the value in the Subaccounts to the Fixed Account unless state law requires or allows otherwise. If you do so, future payments will be allocated to the Fixed Account, unless you specify otherwise. The conversion will become effective when we receive your Written Request.


TRANSFER OF OWNERSHIP
You may transfer ownership of the Policy. A transfer of ownership may have tax consequences. The written consent of all assignees and Irrevocable Beneficiaries must be obtained before the transfer. A Written Request must be in writing and filed at our Mailing Address. The transfer will take effect as of the date the notice was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.


We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before receiving the Written Request for transfer.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
We may make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also may establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant.Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.


In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary.The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.


VOTING RIGHTS
We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You may instruct one vote for each $1 of Policy Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.


We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from owners in favor of changes initiated by owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.


To reduce service expenses, we intend to send only one copy of its reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon request to us.

                             RIDERS AND ENDORSEMENTS
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We are not currently issuing new riders on any Policy.

CHILDREN'S INSURANCE
The rider provides level term insurance to Children of the Insured up to the earlier of age 23 of the child or age 65 for the Insured. The Death Benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies before termination of this rider, the coverage on each child becomes paid-up term insurance to age 23. On the Policy Anniversary following each Insured child's 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new Policy without evidence of insurability.

GUARANTEED INSURABILITY
This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard or preferred risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

ACCIDENTAL DEATH BENEFIT
This rider provides for the payment of an additional Death Benefit on the life of the Insured should death occur due to accidental bodily injury occurring before age 70. The Premium for the Accidental Death Benefit is payable to age
70. We are no longer issuing this rider.

OTHER INSURED
This rider provides additional level term insurance. The "other Insured" could be the Insured (except in states where it is not allowed by law) or could be another person within the immediate family of the Insured. The Death Benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first.Evidence of insurability is required for issuance of the rider or to increase the amount of the Death Benefit. The rider may be issued until the Policy Anniversary following the Insured's 75th Birthday.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS
This rider provides that, during the Insured's total disability, we will waive Monthly Deductions for administrative and life insurance costs or Basic Guarantee Premium, if greater. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

EXECUTIVE BENEFITS PLAN ENDORSEMENT
This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the Surrender Charges on the Policy to which it is attached subject to the following conditions:


   1. The Policy is surrendered and the proceeds are used to fund a new Policy provided through CUNA Mutual Insurance Society or an affiliate.

   2.  The Policy is owned by a business or trust.

   3.  The new Policy is owned by the same entity.

   4. The Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended).

   5. The Insured under the new contract is also a selected manager or highly compensated employee.

   6. We receive an application for the new Policy (and have evidence of insurability satisfactory to us).


There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we may charge a fee to offset expenses incurred where allowed by state law. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                        FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

INTRODUCTION
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

TAX STATUS OF THE POLICY
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we may restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account. We may modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.


In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the Death Benefit under a Policy generally should be excludible from the gross income of the Beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."


Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to Premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount.If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit due to a requested increase in the specified amount. To prevent your Policy from becoming a MEC, it may be necessary to limit Premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than Death Benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income.However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate Premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's Death Benefit Option or face amount, the conversion or exchange of a Policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences.You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Option. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement.(See "Accelerated Death Benefit" for more information regarding the Endorsement.)

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy In Force beyond the Insured's 100th year.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS
If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount At Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "Economic Benefit" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Policy Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA.Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

BUSINESS USES OF THE POLICY
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor.In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ALTERNATIVE MINIMUM TAX
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.


OUR TAXES
Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We may charge the Separate Account for any future federal income taxes that we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium expense charges). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


FOREIGN TAX CREDITS
We may benefit from foreign tax credits attributable to the taxes paid by certain funds to foreign jurisdictions to the extent permitted under Federal tax law.


                                LEGAL PROCEEDINGS
================================================================================

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or us.

                              FINANCIAL STATEMENTS
================================================================================

Our and the Separate Account's financial statements are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address.

                                    GLOSSARY
================================================================================


ACCUMULATION UNIT
A unit of measurement used to calculate Subaccount Value.

ATTAINED AGE
The Insured's age on the most recent Policy Anniversary.

BASIC GUARANTEE
Our guarantee that the Policy will not Lapse prior to the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

BASIC GUARANTEE PREMIUM
The amount of Premium each Policy Year necessary to keep the Basic Guarantee in effect.

BENEFICIARY
The person(s) you select to receive the Death Benefit Proceeds under this Policy. You may designate primary, contingent and irrevocable Beneficiaries.

CASH VALUE
The Policy Value minus any applicable surrender charge.





CONTINGENT BENEFICIARY
The person(s) you select to receive the Death Benefit Proceeds upon the death of the Insured if the primary Beneficiary is not living.

DEATH BENEFIT
The amount we pay to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is In Force before the Maturity Date.

DEATH BENEFIT OPTION
One of two options that you may select for computation of the Death Benefit.

DEATH BENEFIT PROCEEDS
The amount we pay to the Beneficiary when we receive proof of the Insured's death. It equals the Death Benefit on the date of the Insured's death with the following adjustments: (1) plus any Premium received after the date of death,
(2) less the amount of any partial withdrawals made after the date of death, (3) less unpaid Monthly Deduction if death occurred during the Grace Period, and (4) less any Loan Amount.

EXTENDED GUARANTEE
Our guarantee that the Policy will not Lapse prior to the Insured's Attained Age 95.

EXTENDED GUARANTEE PREMIUM
The amount of Premium each Policy Year necessary to keep the Extended Guarantee in effect.


FIXED ACCOUNT
Part of our General Account to which Net Premium may be allocated or Policy Value transferred.


FIXED ACCOUNT VALUE
Policy Value in the Fixed Account.

FUND
Each investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.


GENERAL ACCOUNT
Our assets other than those allocated to the Separate Account or another of our separate accounts.


GRACE PERIOD
The 61-day period during which you may pay Premiums to cover overdue (and other specified) Monthly Deductions and thereby prevent the Policy from Lapsing.





IN FORCE
Status of the Policy after the Policy Issue Date and prior to its termination by Lapse, Surrender or Maturity.

INITIAL REQUIRED PREMIUM
The amount required on or prior to the Policy Issue Date. The Initial Required Premium is shown on the data page of your policy.

INSURED
The person whose life is insured by this Policy.

IRREVOCABLE BENEFICIARY
A Beneficiary who has certain rights that you can change only with his or her consent.

LAPSE
Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.


LOAN ACCOUNT
A portion of our General Account to which Variable Account Value or Fixed Account Value is transferred to provide collateral for any loan taken under the Policy.


LOAN ACCOUNT VALUE
Policy Value in the Loan Account.

LOAN AMOUNT
At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account.


MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677


MATURITY DATE
The Policy Anniversary when the Insured reaches Attained Age 95 (unless extended). This Policy terminates and life insurance coverage ends on the Maturity Date.

MONTHLY DEDUCTION
The amount we deduct from the Policy Value each month. It includes the cost of insurance charge, the monthly administration charge, the monthly policy fee, and the cost of any riders.

MONTHLY PROCESSING DAY
The day each month as of which we determine the Monthly Deduction and deduct it from Policy Value. It is the same date each month as the Policy Issue Date. If the Monthly Processing Day is not a Valuation Day, then it is the next Valuation Day.

NET AMOUNT AT RISK
As of any Monthly Processing Day, the Death Benefit (discounted for the upcoming month) less the Policy Value (after deduction of the Monthly Deduction).

NET PREMIUM
Any Premium less the Premium expense charge.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as Owner of the Policy.

PLANNED PREMIUM
The Premium payment selected by the Owner as a level amount that he or she plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.


POLICY
MEMBERS Variable Universal Life II


POLICY ANNIVERSARY
The same date in each Policy Year as the Policy Issue Date.


POLICY ISSUE DATE
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy Anniversaries from the Policy Issue Date.


POLICY VALUE
The sum of the Variable Account Value, the Fixed Account Value and the Loan Account Value.

POLICY YEAR
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

PREMIUM
Any payment you make under the Policy other than a loan repayment.

RIGHT-TO-EXAMINE PERIOD
The period when you may return the Policy and receive a refund. The length of the period varies by state. Your Policy's cover page shows the Right-to-Examine Period.

SEPARATE ACCOUNT
CUNA Mutual Variable Life Insurance Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

SPECIFIED AMOUNT
The dollar amount selected by the Owner and shown on the Policy data page that is used to determine the Death Benefit.

SUBACCOUNT
A subdivision of the Separate Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE
The Policy Value in a Subaccount.

SURRENDER VALUE
The Cash Value less any Loan Amount.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT VALUE
The sum of all Subaccount Values.


WRITTEN REQUEST
A written notice or request in a form satisfactory to us and received at our Mailing Address and bearing the manually executed signature of the Owner. A Written Request includes a telephone or fax request made pursuant to the terms of a manually executed telephone or fax authorization on file at our Mailing Address.

                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================


To learn more about the Policy, you should read the SAI dated May 1, 2009, as it may be amended. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash Surrender Values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at 2000 Heritage Way, Waverly, Iowa 50677-9202.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT



                              CUNA MUTUAL INSURANCE SOCIETY

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life II flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Insurance Society and supported by CUNA Mutual Variable Life Insurance Account ("Separate Account"). This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2009 and the prospectus for the Ultra Series Fund. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

                      The date of this SAI is May 1, 2009.

                                TABLE OF CONTENTS
================================================================================


                                                                                    Page
POLICY INFORMATION 1
   The Policy ........................................................................ 1
   Our Right to Contest the Policy ................................................... 1
   Misstatement of Age or Sex ........................................................ 1
   Suicide Exclusion ................................................................. 1
   Collateral Assignments ............................................................ 1
   Dividends ......................................................................... 2
   Additional Information on Underwriting and Charges ................................ 2
   Additional Information on Benefits and Settlement Options ......................... 2
ILLUSTRATIONS 3
OTHER INFORMATION 3
   Registration Statement ............................................................ 3
   Distribution of the Policies ...................................................... 3
   Records ........................................................................... 4
   State Regulation .................................................................. 4
   Experts ........................................................................... 4
   Information About Us .............................................................. 5
   The Fixed Account ................................................................. 5
   Additional Information about the Separate Account and the Funds ................... 5
   Financial Statements .............................................................. 5
Appendix A - First Year Surrender Charges per 1,000 of Specified Amount ............ A-1
Appendix B - Death Benefit Percentage Factor ....................................... B-1

                               POLICY INFORMATION
================================================================================


THE POLICY
The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY
We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR SEX
For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

      a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the Insured's correct age and gender.
      b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Processing Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

      a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the Insured's correct age.
      b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Processing Day.

SUICIDE EXCLUSION
If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date or date of reinstatement, our liability is limited to an amount equal to the Policy Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS


You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at our Mailing Address. The assignment will then take effect as of the date the Written Request was signed.


We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.

DIVIDENDS
While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

      a)       Paid into the Subaccounts and the Fixed Account as Net Premiums;
               or
      b)       Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Fixed Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.70% of the Policy Value at the end of the Policy year. For each Policy year 21 and after we project annual dividends equal to 1.10% of the Policy Value at the end of the Policy Year. These dividends are not guaranteed.

ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES
We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.


      o The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

      o Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

      o Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

      o Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally we will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.


ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS
Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

      1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than an effective annual rate of 4%. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, or the total amount deposited is less than $2,500, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

      2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period not less than 5 or more than 30 years. If the original payee dies before payments have been made for the chosen number of years; a.) payments will be continued for the remainder of the period to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.)

      3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 0, 10, or 20 years may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee or the successor payee may receive the present value of the remaining payments computed at the interest rate for this option. Dividends, if any, will be payable as determined by us.

      4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. Dividends, if any, will be payable as determined by us.


Not all settlement options are available. See your Policy for details on which options are available to you.


The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25. The minimum amount that can be applied under settlement option is $25,000.


Even if the death benefit under the Policy is excludible from income, payments under settlement options may not excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.


We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.


                                  ILLUSTRATIONS
================================================================================


We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.


Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the Death Benefit Option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy Year.

                                OTHER INFORMATION
================================================================================

REGISTRATION STATEMENT
A Registration Statement under the Securities Act of 1933, as amended, relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the SEC. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES
Information About the Distributor. CUNA Brokerage Services, Inc. ("CBSI") is responsible for distributing the Policies pursuant to a distribution agreement with us. CBSI serves as principal underwriter for the Policies. CBSI, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by us, is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc.

Sales Commissions and Other Compensation. We no longer offer new Policies. We intend to recoup commissions and other sales expenses for through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Description of Servicing Network. CBSI services the Policies through its registered representatives. CBSI also may have entered into selling agreements with other broker-dealers and compensates these broker-dealers ("selling firms") for their services up to the amounts disclosed in the prospectus. Registered representatives of CBSI and selling firms who sell the Policies have been appointed by us as insurance agents.

Compensation Received. CBSI received sales compensation with respect to the Policies in the following amounts during the periods indicated:



-----------------------------------------------------------------------------------------------------------------
                 Aggregate Amount of Commissions        Aggregate Amount of Commissions Retained by CBSI After
Fiscal year               Paid to CBSI               Payments to its Registered Persons and Other Broker-Dealers
-----------------------------------------------------------------------------------------------------------------
2008                                    $469,556                                                         $51,651
-----------------------------------------------------------------------------------------------------------------
2007                                  $1,072,597                                                            None
-----------------------------------------------------------------------------------------------------------------
2006                                  $1,195,897                                                            None
-----------------------------------------------------------------------------------------------------------------



Compensation arrangements for CBSI sales personnel. Because registered representatives of CBSI are also our insurance agents, they may be eligible for various cash benefits and non-cash compensation programs that we offer. Sales of the Policies may help registered representatives qualify for such benefits.


Additional compensation paid to selling firms. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


Distributor's receipt of Rule 12b-1 fees. Though no longer an investment option under the Policies, the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares has adopted a distribution plan in connection with its class of shares sold to the Separate Account to support its Policies and pays CBSI for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with CBSI. These distribution plans have been adopted pursuant to Rule 12b-1 under the 1940 Act, that permits mutual funds to pay fees out of their assets to broker-dealers that sell fund shares. The distribution plan's fees are in consideration of distribution services and expenses incurred in the performance of CBSI' obligations under an agreement with the distributor of the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares. Under the distribution plan, 0.25% is paid to CBSI for its distribution-related services and expenses under this agreement. The Adviser for the Franklin Templeton Developing Markets Securities Fund may, from time to time use its own resources as may be permitted by regulations, to make payments for distribution services to CBSI, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


Source of revenue for sales compensation. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

RECORDS


We will maintain all records relating to the Separate Account and the Fixed Account at our Mailing Address.

Change of Address Notification. To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new address. We may also call you to verify the change of address.


STATE REGULATION


We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.


EXPERTS
The financial statements of the Subaccounts comprising the CUNA Mutual Variable Life Insurance Account as of December 31, 2008 and for each of the two years in the period ended December 31, 2008, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 16, 2009, appearing herein. Such financial statements are included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CUNA Mutual Insurance Society and Subsidiaries (the Company) as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 25, 2009, appearing herein. Such report (1) expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting for fair value of financial instruments in 2008 and the change in method of accounting for uncertainty in income taxes and defined pension and postretirement in 2007, and
(3) states that (a) Deloitte & Touche LLP did not audit the consolidated financial statements of the CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all which were audited by other auditors whose reports have been furnished to Deloitte & Touche LLP, and
(b) their opinion, insofar as it relates to the balances of these companies included in the consolidated financial statements, is based solely on the reports of other auditors. The financial statements of The CUMIS Group Limited and Subsidiaries as of December 31, 2008 and for each of the three years in the period ended December 31, 2008 (not presented separately herein) are included on a consolidated basis in the consolidated financial statements of the Company and have been audited by KPMG LLP, independent auditors, as stated in their report, dated February 24, 2009, included herein. The financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2008 and for each of the three years in the period ended December 31, 2008 (not presented separately herein) are included on an equity basis in the consolidated financial statements of CUNA Mutual Insurance Society and have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated February 20, 2009, included herein. The financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.


INFORMATION ABOUT US
CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective as of December 31, 2007, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.

We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CBSI and MEMBERS Capital Advisors, Inc. are our indirect wholly owned subsidiaries.

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this SAI.

THE FIXED ACCOUNT
The Fixed Account is not registered with the SEC and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS
The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. The Separate Account is registered under 1940 Act as a unit investment trust. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Policy Value to the Subaccount investing in that Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and statement of additional information.

Currently, Ultra Series Fund sells shares in mixed and shared funding arrangements to CUNA Mutual Insurance Society's separate accounts and to qualified pension plans.

FINANCIAL STATEMENTS
Our financial statements and those of the Separate Account appear on the following pages. Our financial statements should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under your Policy.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                                DECEMBER 31, 2008

-----------------------------------------------------------------------------------------------------------------------------------
                                                              CONSERVATIVE    MODERATE     AGGRESSIVE       MONEY
                                                               ALLOCATION    ALLOCATION    ALLOCATION       MARKET          BOND
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
  Conservative Allocation Fund, 42,886 shares at net asset
  value of $8.48 per share (cost $454,759) .................    $363,598     $       --     $      --     $       --    $        --

INVESTMENTS IN ULTRA SERIES FUND:
  Moderate Allocation Fund, 184,317 shares at net asset
  value of $7.51 per share (cost $1,958,320) ...............          --      1,384,965            --             --             --

INVESTMENTS IN ULTRA SERIES FUND:
  Aggressive Allocation Fund, 61,549 shares at net asset
  value of $6.57 per share (cost $660,409) .................          --             --       404,556             --             --

INVESTMENTS IN ULTRA SERIES FUND:
  Money Market Fund, 7,803,902 shares at net asset value
  of $1.00 per share (cost $7,803,902) .....................          --             --            --      7,803,902             --

INVESTMENTS IN ULTRA SERIES FUND:
  Bond Fund, 1,126,738 shares at net asset value of
  $9.94 per share (cost $11,645,181) .......................          --             --            --             --     11,203,620
                                                                --------     ----------     ---------     ----------    -----------
     Total assets ..........................................     363,598      1,384,965       404,556      7,803,902     11,203,620
                                                                --------     ----------     ---------     ----------    -----------
LIABILITIES:

  Accrued adverse mortality and expense charges ............         288          1,050           312          5,276          9,071
                                                                --------     ----------     ---------     ----------    -----------
     Total liabilities .....................................         288          1,050           312          5,276          9,071
                                                                --------     ----------     ---------     ----------    -----------
     Total net assets ......................................    $363,310     $1,383,915     $ 404,244     $7,798,626    $11,194,549
                                                                ========     ==========     =========     ==========    ===========
NET ASSETS:

  Net Assets: Type 1 .......................................          --             --            --     $2,068,429    $ 6,026,881
  Outstanding units: Type 1 (note 6) .......................          --             --            --         86,328        150,832
  Unit Value -- Type 1 .....................................          --             --            --     $    23.96    $     39.96
                                                                --------     ----------     ---------     ----------    -----------
  Net Assets: Type 2 .......................................    $363,310     $1,383,915     $ 404,244     $5,730,197    $ 5,167,668
  Outstanding units: Type 2 (note 6) .......................      44,539        199,371        69,727        478,186        359,115
  Unit Value -- Type 2 .....................................    $   8.16     $     6.94     $    5.80     $    11.98    $     14.39
                                                                --------     ----------     ---------     ----------    -----------
     Total net assets ......................................    $363,310     $1,383,915     $ 404,244     $7,798,626    $11,194,549
                                                                ========     ==========     =========     ==========    ===========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          OPPENHEIMER
                                                                 STRATEGIC      HIGH          HIGH      DIVERSIFIED      LARGE CAP
                                                                  INCOME       INCOME        INCOME        INCOME          VALUE
                                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN MFS VARIABLE INSURANCE TRUST:
  Strategic Income Series, 56,861 shares at net asset value
  of $8.72 per share (cost $578,732) .......................     $495,827    $       --     $    --     $        --     $        --

INVESTMENTS IN ULTRA SERIES FUND:
  High Income Fund, 171,102 shares at net asset value of
  $7.34 per share (cost $1,694,215) ........................           --     1,255,783          --              --              --

INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNTS TRUST:
  High Income Fund/VA, 52,368 shares at net asset value
  of $1.58 per share (cost $421,436) .......................           --            --      82,742              --              --

INVESTMENTS IN ULTRA SERIES FUND:
  Diversified Income Fund, 3,888,972 shares at net asset
  value of $14.46 per share (cost $65,183,326) .............           --            --          --      56,235,502              --

INVESTMENTS IN ULTRA SERIES FUND:
  Large Cap Value Fund, 2,999,514 shares at net asset
  value of $19.42 per share (cost $77,174,231) .............           --            --          --              --      58,236,644
                                                                 --------    ----------     -------     -----------     -----------
     Total assets ..........................................      495,827     1,255,783      82,742      56,235,502      58,236,644
                                                                 --------    ----------     -------     -----------     -----------
LIABILITIES:

  Accrued adverse mortality and expense charges ............          394           983          70          45,291          46,426
                                                                 --------    ----------     -------     -----------     -----------
     Total liabilities .....................................          394           983          70          45,291          46,426
                                                                 --------    ----------     -------     -----------     -----------
     Total net assets ......................................     $495,433    $1,254,800     $82,672     $56,190,211     $58,190,218
                                                                 ========    ==========     =======     ===========     ===========
NET ASSETS:

  Net Assets: Type 1 .......................................     $490,647            --          --     $48,212,759     $50,406,298
  Outstanding units: Type 1 (note 6) .......................       31,864            --          --         920,689         813,233
  Unit Value -- Type 1 .....................................     $  15.40            --          --     $     52.36     $     61.98
                                                                 --------    ----------     -------     -----------     -----------
  Net Assets: Type 2 .......................................     $  4,786    $1,254,800     $82,672     $ 7,977,452     $ 7,783,920
  Outstanding units: Type 2 (note 6) .......................          370       113,631      28,988         744,860       1,021,512
  Unit Value -- Type 2 .....................................     $  12.95    $    11.04     $  2.85     $     10.71     $      7.62
                                                                 --------    ----------     -------     -----------     -----------
     Total net assets ......................................     $495,433    $1,254,800     $82,672     $56,190,211     $58,190,218
                                                                 ========    ==========     =======     ===========     ===========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 LARGE CAP     MID CAP       MID CAP        SMALL CAP    SMALL CAP
                                                                  GROWTH        VALUE        GROWTH           VALUE        GROWTH
                                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
  Large Cap Growth Fund, 1,882,502 shares at net asset value
  of $14.50 per share (cost $35,666,466) ...................   $27,293,392   $       --    $       --       $    --      $    --

INVESTMENTS IN ULTRA SERIES FUND:
  Mid Cap Value Fund, 451,369 shares at net asset value of
  $9.51 per share (cost $7,056,432) ........................            --    4,294,221            --            --           --

INVESTMENTS IN ULTRA SERIES FUND:
  Mid Cap Growth Fund, 2,702,563 shares at net asset value
  of $3.01 per share (cost $15,422,214) ....................            --           --     8,142,779            --           --

INVESTMENTS IN ULTRA SERIES FUND:
  Small Cap Value Fund, 7,316 shares at net asset value of
  $6.53 per share (cost $63,495) ...........................            --           --            --        47,740           --

INVESTMENTS IN ULTRA SERIES FUND:
  Small Cap Growth Fund, 12,292 shares at net asset value
  of $5.63 per share (cost $114,608) .......................            --           --            --            --       69,183
                                                               -----------   ----------    ----------       -------      -------
     Total assets ..........................................    27,293,392    4,294,221     8,142,779        47,740       69,183
                                                               -----------   ----------    ----------       -------      -------
LIABILITIES:

  Accrued adverse mortality and expense charges ............        21,538        3,640         6,307            36           53
                                                               -----------   ----------    ----------       -------      -------
     Total liabilities .....................................        21,538        3,640         6,307            36           53
                                                               -----------   ----------    ----------       -------      -------
     Total net assets ......................................   $27,271,854   $4,290,581    $8,136,472       $47,704      $69,130
                                                               ===========   ==========    ==========       =======      =======
NET ASSETS:

  Net Assets: Type 1 .......................................   $20,976,580           --    $5,225,296            --           --
  Outstanding units: Type 1 (note 6) .......................     1,008,399           --       548,649            --           --
  Unit Value -- Type 1 .....................................   $     20.80           --    $     9.52            --           --
                                                               -----------   ----------    ----------       -------      -------
  Net Assets: Type 2 .......................................   $ 6,295,274   $4,290,581    $2,911,176       $47,704      $69,130
  Outstanding units: Type 2 (note 6) .......................       923,061      314,947       305,796         7,323       13,045
  Unit Value -- Type 2 .....................................   $      6.82   $    13.62    $     9.52       $  6.51      $  5.30
                                                               -----------   ----------    ----------       -------      -------
     Total net assets ......................................   $27,271,854   $4,290,581    $8,136,472       $47,704      $69,130
                                                               ===========   ==========    ==========       =======      =======

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 TEMPLETON
                                                                                                T. ROWE PRICE    DEVELOPING
                                                                   GLOBAL      INTERNATIONAL     INTERNATIONAL    MARKETS
                                                                 SECURITIES        STOCK             STOCK       SECURITIES
                                                                 SUBACCOUNT     SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
  Global Securities Fund, 119,132 shares at net asset
  value of $5.82 per share (cost $1,316,944) ..................   $ 692,880     $        --       $        --      $     --

INVESTMENTS IN ULTRA SERIES FUND:
  International Stock Fund, 238,159 shares at net asset
  value of $7.59 per share (cost $3,021,349) ..................          --       1,808,102                --            --

INVESTMENTS IN T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock Portfolio, 684,873 shares at net asset
  value of $8.24 per share (cost $9,637,673) ..................          --              --         5,643,356            --

INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST:
  Developing Markets Securities Fund, 5,362 shares at net
  asset value of $6.04 per share (cost $38,630) ...............          --              --                --        32,387
                                                                  ---------     -----------       -----------      --------
     Total assets .............................................     692,880       1,808,102         5,643,356        32,387
                                                                  ---------     -----------       -----------      --------
LIABILITIES:

  Accrued adverse mortality and expense charges ...............         543           1,724             4,348            26
                                                                  ---------     -----------       -----------      --------
     Total liabilities ........................................         543           1,724             4,348            26
                                                                  ---------     -----------       -----------      --------
     Total net assets .........................................   $ 692,337     $ 1,806,378       $ 5,639,008      $ 32,361
                                                                  =========     ===========       ===========      ========
NET ASSETS:

  Net Assets: Type 1 ..........................................          --              --       $ 5,368,721            --
  Outstanding units: Type 1 (note 6) ..........................          --              --           500,624            --
  Unit Value -- Type 1 ........................................          --              --       $     10.72            --
                                                                  ---------     -----------       -----------      --------
  Net Assets: Type 2 ..........................................   $ 692,337     $ 1,806,378       $   270,287      $ 32,361
  Outstanding units: Type 2 (note 6) ..........................      49,783         121,271            41,647         2,815
  Unit Value -- Type 2 ........................................   $   13.91     $     14.90       $      6.49      $  11.50
                                                                  ---------     -----------       -----------      --------
     Total net assets .........................................   $ 692,337     $ 1,806,378       $ 5,639,008      $ 32,361
                                                                  =========     ===========       ===========      ========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

---------------------------------------------------------------------------------------------------------------------------------
                                                                CONSERVATIVE    MODERATE    AGGRESSIVE     MONEY
                                                                 ALLOCATION    ALLOCATION   ALLOCATION     MARKET        BOND
                                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .............................................  $   11,363   $   29,951    $    3,888   $   80,955   $  576,496
  Mortality and expense charges (note 3) ......................      (4,296)     (12,969)       (4,368)     (43,222)    (103,840)
                                                                 ----------   ----------    ----------   ----------   ----------
  Net investment income (loss) ................................       7,067       16,982          (480)      37,733      472,656
                                                                 ----------   ----------    ----------   ----------   ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares..................     (40,996)     (18,404)      (23,791)          --      (14,303)
  Realized gain distributions .................................       4,777       29,413        16,892           --           --
                                                                 ----------   ----------    ----------   ----------   ----------
  Net realized gain (loss) on investments .....................     (36,219)      11,009        (6,899)          --      (14,303)

NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
  ON INVESTMENTS: .............................................     (81,607)    (571,359)     (243,073)          --     (233,984)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................  $ (110,759)  $ (543,368)   $ (250,452)  $   37,733   $  224,369
                                                                 ==========   ==========    ==========   ==========   ==========

----------------------------------------------------------------------------------------------------------------------------------
                                                                 STRATEGIC                OPPENHEIMER  DIVERSIFIED   LARGE CAP
                                                                  INCOME     HIGH INCOME  HIGH INCOME    INCOME        VALUE
                                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income ............................................. $   34,965   $   124,209  $    26,400  $  2,977,581  $  2,066,689
  Mortality and expense charges (note 3) ......................     (5,061)      (13,289)      (3,143)     (574,979)     (732,721)
                                                                ----------   -----------  -----------  ------------  ------------
  Net investment income (loss) ................................     29,904       110,920       23,257     2,402,602     1,333,968
                                                                ----------   -----------  -----------  ------------  ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares .................     (1,182)      (40,740)     (39,020)     (274,605)     (592,574)
  Realized gain distributions .................................         --            --           --        63,116        75,232
                                                                ----------   -----------  -----------  ------------  ------------
  Net realized gain (loss) on investments .....................     (1,182)      (40,740)     (39,020)     (211,489)     (517,342)

NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
  ON INVESTMENTS: .............................................   (102,828)     (313,047)    (325,913)  (11,755,640)  (36,131,326)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS .................................................. $  (74,106)  $  (242,867) $  (341,676) $ (9,564,527) $(35,314,700)
                                                                ==========   ===========  ===========  ============  ============

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   LARGE CAP      MID CAP        MID CAP     SMALL CAP  SMALL CAP
                                                                     GROWTH        VALUE         GROWTH        VALUE      GROWTH
                                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income .............................................  $    259,038   $    99,082   $    11,907   $    477   $       10
  Mortality and expense charges (note 3) ......................      (344,783)      (65,305)     (119,225)      (491)        (544)
                                                                 ------------   -----------   -----------   --------   ----------
  Net investment income (loss) ................................       (85,745)       33,777      (107,318)       (14)        (534)
                                                                 ------------   -----------   -----------   --------   ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares .................        83,546      (751,936)     (373,771)       (77)        (516)
  Realized gain distributions .................................        83,793        11,648       180,804         12           14
                                                                 ------------   -----------   -----------   --------   ----------
  Net realized gain (loss) on investments .....................       167,339      (740,288)     (192,967)       (65)        (502)

NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
  ON INVESTSMENTS: ............................................   (17,120,161)   (2,455,187)   (7,213,298)   (13,693)     (44,877)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................  $(17,038,567)  $(3,161,698)  $(7,513,583)  $(13,772)  $  (45,913)
                                                                 ============   ===========   ===========   ========   ==========

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      TEMPLETON
                                                                                                        T. ROWE       DEVELOPING
                                                                        GLOBAL      INTERNATIONAL    INTERNATIONAL      MARKETS
                                                                      SECURITIES        STOCK            STOCK        SECURITIES
                                                                      SUBACCOUNT     SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income ..................................................   $  51,084     $    58,861       $   180,496      $  1,538
  Mortality and expense charges (note 3) ...........................      (8,110)        (33,947)          (81,212)         (512)
                                                                       ---------     -----------       -----------      --------
  Net investment income (loss) .....................................      42,974          24,914            99,284         1,026
                                                                       ---------     -----------       -----------      --------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares ......................     (31,375)       (713,567)          (47,278)        3,428
  Realized gain distributions ......................................      14,104         185,977           348,544        11,528
                                                                       ---------     -----------       -----------      --------
  Net realized gain (loss) on investments ..........................     (17,271)       (527,590)          301,266        14,956

NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
  ON INVESTSMENTS: .................................................    (454,896)     (1,329,675)       (5,931,286)      (55,470)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....   $(429,193)    $(1,832,351)      $(5,530,736)     $(39,488)
                                                                       =========     ===========       ===========      ========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------------
                                                      CONSERVATIVE ALLOCATION SUBACCOUNT       MODERATE ALLOCATION SUBACCOUNT
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31, 2008   DECEMBER 31, 2007   DECEMBER 31, 2008   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...................       $   7,067           $  7,935            $   16,982          $   15,377
  Net realized gain (loss) on
     investments ................................         (36,219)               470                11,009               5,924
  Net change in unrealized appreciation
     or (depreciation) on investments ...........         (81,607)            (9,554)             (571,359)             (1,995)
                                                        ---------           --------            ----------          ----------
     Net increase(decrease) in net assets
        from operations .........................        (110,759)            (1,149)             (543,368)             19,306
                                                        ---------           --------            ----------          ----------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners .....................................          98,866             23,108               485,333             314,582
  Transfers between subaccounts
     (including fixed accounts), net ............         (51,500)           429,708               376,792             935,405
  Transfers for contract benefits and
     terminations ...............................          (5,249)                --               (31,380)            (26,434)
  Contract charges and fees .....................         (16,550)            (3,165)             (111,468)            (34,853)
                                                        ---------           --------            ----------          ----------
     Net increase (decrease) in net assets
        from contract transactions ..............          25,567            449,651               719,277           1,188,700
                                                        ---------           --------            ----------          ----------
  Total increase (decrease) in net assets .......         (85,192)           448,502               175,909           1,208,006
NET ASSETS:
  Beginning of period ...........................         448,502                 --             1,208,006                  --
                                                        ---------           --------            ----------          ----------
  End of period .................................       $ 363,310           $448,502            $1,383,915          $1,208,006
                                                        =========           ========            ==========          ==========

---------------------------------------------------------------------------------------------------------------------------------
                                                      AGGRESSIVE ALLOCATION SUBACCOUNT             MONEY MARKET SUBACCOUNT
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 2008   DECEMBER 31, 2007   DECEMBER 31, 2008   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................       $    (480)          $  3,728           $    37,733         $   282,216
  Net realized gain (loss) on investments .......          (6,899)             3,930                    --                  --
  Net change in unrealized appreciation or
     (depreciation) on investments ..............        (243,073)           (12,780)                   --                  --
                                                        ---------           --------           -----------         -----------
     Net increase(decrease) in net assets
        from operations .........................        (250,452)            (5,122)               37,733             282,216
                                                        ---------           --------           -----------         -----------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners .....................................         234,225            291,957               347,253             435,316
  Transfers between subaccounts
     (including fixed accounts), net ............          50,056            193,061             4,342,585             603,950
  Transfers for contract benefits and
     terminations ...............................         (46,370)                --            (2,079,350)         (1,220,976)
  Contract charges and fees .....................         (51,950)           (11,161)             (310,437)           (375,261)
                                                        ---------           --------           -----------         -----------
     Net increase (decrease) in net assets
        from contract transactions ..............         185,961            473,857             2,300,051            (556,971)
                                                        ---------           --------           -----------         -----------
  Total increase (decrease) in net assets .......         (64,491)           468,735             2,337,784            (274,755)
NET ASSETS:
  Beginning of period ...........................         468,735                 --             5,460,842           5,735,597
                                                        ---------           --------           -----------         -----------
  End of period .................................       $ 404,244           $468,735           $ 7,798,626         $ 5,460,842
                                                        =========           ========           ===========         ===========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                               BOND SUBACCOUNT                   STRATEGIC INCOME SUBACCOUNT
                                                       YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 2008   DECEMBER 31, 2007   DECEMBER 31, 2008   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................      $   472,656         $   366,409          $  29,904            $ 23,811
  Net realized gain (loss) on
     investments ................................          (14,303)            (23,274)            (1,182)              1,173
  Net change in unrealized appreciation
     or (depreciation) on investments ...........         (233,984)            120,633           (102,828)             (8,342)
                                                       -----------         -----------          ---------            --------
     Net increase(decrease) in net assets
        from operations .........................          224,369             463,768            (74,106)             16,642
                                                       -----------         -----------          ---------            --------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners .....................................          652,774             719,591                109                 122
  Transfers between subaccounts
     (including fixed accounts), net ............          (59,739)            218,946             (5,757)             (5,602)
  Transfers for contract benefits and
     terminations ...............................         (673,657)           (448,432)            (9,214)             (6,153)
  Contract charges and fees .....................         (618,455)           (545,964)           (18,962)            (20,768)
                                                       -----------         -----------          ---------            --------
     Net increase (decrease) in net assets
        from contract transactions ..............         (699,077)            (55,859)           (33,824)            (32,401)
                                                       -----------         -----------          ---------            --------
  Total increase (decrease) in net assets .......         (474,708)            407,909           (107,930)            (15,759)
NET ASSETS:
  Beginning of period ...........................       11,669,257          11,261,348            603,363             619,122
                                                       -----------         -----------          ---------            --------
  End of period .................................      $11,194,549         $11,669,257          $ 495,433            $603,363
                                                       ===========         ===========          =========            ========

---------------------------------------------------------------------------------------------------------------------------------
                                                            HIGH INCOME SUBACCOUNT            OPPENHEIMER HIGH INCOME SUBACCOUNT
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 2008   DECEMBER 31, 2007   DECEMBER 31, 2008   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................      $  110,920          $  121,464           $  23,257            $  37,917
  Net realized gain (loss) on
     investments ................................         (40,740)              1,455             (39,020)               1,429
  Net change in unrealized appreciation
     or (depreciation) on investments ...........        (313,047)           (104,557)           (325,913)             (40,368)
                                                       ----------          ----------           ---------            ---------
     Net increase(decrease) in net assets
        from operations .........................        (242,867)             18,362            (341,676)              (1,022)
                                                       ----------          ----------           ---------            ---------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners .....................................         140,360             195,480                  --                   --
  Transfers between subaccounts
     (including fixed accounts), net ............        (203,470)           (129,769)             (5,233)            (114,270)
  Transfers for contract benefits and
     terminations ...............................         (36,941)            (26,332)            (27,320)              (9,582)
  Contract charges and fees .....................         (83,770)            (80,498)            (14,409)             (17,336)
                                                       ----------          ----------           ---------            ---------
     Net increase (decrease) in net assets
        from contract transactions ..............        (183,821)            (41,119)            (46,962)            (141,188)
                                                       ----------          ----------           ---------            ---------
  Total increase (decrease) in net assets .......        (426,688)            (22,757)           (388,638)            (142,210)
NET ASSETS:
  Beginning of period ...........................       1,681,488           1,704,245             471,310              613,520
                                                       ----------          ----------           ---------            ---------
  End of period .................................      $1,254,800          $1,681,488           $  82,672            $ 471,310
                                                       ==========          ==========           =========            =========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                        DIVERSIFIED INCOME SUBACCOUNT          LARGE CAP VALUE SUBACCOUNT
                                                       YEAR ENDED           YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2008  DECEMBER 31, 2007   DECEMBER 31, 2008  DECEMBER 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $  2,402,602        $ 2,310,656         $  1,333,968      $  1,062,266
  Net realized gain (loss) on
    investments .................................         (211,489)         2,764,576             (517,342)       12,946,899
  Net change in unrealized appreciation
    or (depreciation) on investments ............      (11,755,640)        (3,909,527)         (36,131,326)      (14,028,269)
                                                      ------------        -----------         ------------      ------------
    Net increase (decrease) in net assets
      from operations ...........................       (9,564,527)         1,165,705          (35,314,700)          (19,104)
                                                      ------------        -----------         ------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract
    owners ......................................        4,416,816                 --            5,596,976         6,527,262
  Transfers between subaccounts
    (including fixed accounts), net .............         (817,475)           (75,107)          (2,973,014)       (1,147,552)
  Transfers for contract benefits and
    terminations ................................       (3,942,422)        (6,184,357)          (4,660,898)       (8,360,455)
  Contract charges and fees .....................       (4,340,429)        (4,389,187)          (4,919,658)       (4,915,512)
                                                      ------------        -----------         ------------      ------------
    Net increase (decrease) in net assets
      from contract transactions ................       (4,683,510)        (5,518,066)          (6,956,594)       (7,896,257)
                                                      ------------        -----------         ------------      ------------
  Total increase (decrease) in net assets .......      (14,248,037)        (4,352,361)         (42,271,294)       (7,915,361)
NET ASSETS:
  Beginning of period ...........................       70,438,248         74,790,609          100,461,512       108,376,873
                                                      ------------        -----------         ------------      ------------
  End of period .................................     $ 56,190,211        $70,438,248         $ 58,190,218      $100,461,512
                                                      ============        ===========         ============      ============

-------------------------------------------------------------------------------------------------------------------------------
                                                         LARGE CAP GROWTH SUBACCOUNT            MID CAP VALUE SUBACCOUNT
                                                       YEAR ENDED           YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2008  DECEMBER 31, 2007   DECEMBER 31, 2008  DECEMBER 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................     $    (85,745)       $  (251,473)        $    33,777        $    16,777
  Net realized gain (loss) on
    investments .................................          167,339          2,231,446            (740,288)         1,440,391
  Net change in unrealized appreciation
    or (depreciation) on investments ............      (17,120,161)         2,914,888          (2,455,187)        (1,439,694)
                                                      ------------        -----------         -----------        -----------
    Net increase (decrease) in net assets
      from operations ...........................      (17,038,567)         4,894,861          (3,161,698)            17,474
                                                      ------------        -----------         -----------        -----------
CONTRACT TRANSACTIONS:
  Payments received from contract
    owners ......................................        3,116,320          3,569,039             580,044            850,488
  Transfers between subaccounts
    (including fixed accounts), net .............         (261,461)          (311,758)         (1,081,885)         1,091,703
  Transfers for contract benefits and
    terminations ................................       (2,591,886)        (3,513,047)           (378,883)          (318,022)
  Contract charges and fees .....................       (2,333,144)        (2,252,921)           (490,895)          (497,855)
                                                      ------------        -----------         -----------        -----------
    Net increase (decrease) in net assets
      from contract transactions ................       (2,070,171)        (2,508,687)         (1,371,619)         1,126,314
                                                      ------------        -----------         -----------        -----------
  Total increase (decrease) in net assets .......      (19,108,738)         2,386,174          (4,533,317)         1,143,788
NET ASSETS:
  Beginning of period ...........................       46,380,592         43,994,418           8,823,898          7,680,110
                                                      ------------        -----------         -----------        -----------
  End of period .................................     $ 27,271,854        $46,380,592         $ 4,290,581        $ 8,823,898
                                                      ============        ===========         ===========        ===========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                           MID CAP GROWTH SUBACCOUNT           SMALL CAP VALUE SUBACCOUNT
                                                       YEAR ENDED           YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2008  DECEMBER 31, 2007   DECEMBER 31, 2008  DECEMBER 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................      $  (107,318)       $  (156,979)         $    (14)           $   111
  Net realized gain (loss) on
    investments .................................         (192,967)         1,949,294               (65)               195
  Net change in unrealized appreciation
    or (depreciation) on investments ............       (7,213,298)          (526,981)          (13,693)            (2,062)
                                                       -----------        -----------          --------            -------
    Net increase (decrease) in net assets
      from operations ...........................       (7,513,583)         1,265,334           (13,772)            (1,756)
                                                       -----------        -----------          --------            -------
CONTRACT TRANSACTIONS:
  Payments received from contract
    owners ......................................        1,221,415          1,493,519             3,928             16,384
  Transfers between subaccounts
    (including fixed accounts), net .............         (202,716)           (38,950)           39,829              6,449
  Transfers for contract benefits and
    terminations ................................       (1,027,040)        (1,497,887)               --               (354)
  Contract charges and fees .....................         (964,070)          (975,666)           (2,404)              (600)
                                                       -----------        -----------          --------            -------
    Net increase (decrease) in net assets
      from contract transactions ................         (972,411)        (1,018,984)           41,353             21,879
                                                       -----------        -----------          --------            -------
  Total increase (decrease) in net assets .......       (8,485,994)           246,350            27,581             20,123
NET ASSETS:
  Beginning of period ...........................       16,622,466         16,376,116            20,123                 --
                                                       -----------        -----------          --------            -------
  End of period .................................      $ 8,136,472        $16,622,466          $ 47,704            $20,123
                                                       ===========        ===========          ========            =======

-------------------------------------------------------------------------------------------------------------------------------
                                                         SMALL CAP GROWTH SUBACCOUNT          GLOBAL SECURITIES SUBACCOUNT
                                                       YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31, 2008  DECEMBER 31, 2007   DECEMBER 31, 2008  DECEMBER 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................       $   (534)           $   (19)            $   42,974       $   12,648
  Net realized gain (loss) on
    investments .................................           (502)                87                (17,271)         361,170
  Net change in unrealized appreciation
    or (depreciation) on investments ............        (44,877)              (548)              (454,896)        (326,031)
                                                        --------            -------             ----------       ----------
    Net increase (decrease) in net assets
      from operations ...........................        (45,913)              (480)              (429,193)          47,787
                                                        --------            -------             ----------       ----------
CONTRACT TRANSACTIONS:
  Payments received from contract
    owners ......................................          3,527             12,579                140,655          221,301
  Transfers between subaccounts
    (including fixed accounts), net .............        101,155              1,497                (11,472)         (33,810)
  Transfers for contract benefits and
    terminations ................................             --               (187)               (31,672)         (36,495)
  Contract charges and fees .....................         (2,579)              (469)               (77,502)         (75,840)
                                                        --------            -------             ----------       ----------
    Net increase (decrease) in net assets
      from contract transactions ................        102,103             13,420                 20,009           75,156
                                                        --------            -------             ----------       ----------
  Total increase (decrease) in net assets .......         56,190             12,940               (409,184)         122,943
NET ASSETS:
  Beginning of period ...........................         12,940                 --              1,101,521          978,578
                                                        --------            -------             ----------       ----------
  End of period .................................       $ 69,130            $12,940             $  692,337       $1,101,521
                                                        ========            =======             ==========       ==========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                T. ROWE PRICE INTERNATIONAL
                                                          INTERNATIONAL STOCK SUBACCOUNT             STOCK SUBACCOUNT
                                                         YEAR ENDED          YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                      DECEMBER 31, 2008  DECEMBER 31, 2007  DECEMBER 31, 2008  DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ...............          $   24,914         $   69,760         $    99,284        $    56,770
   Net realized gain (loss) on
      investments .............................            (527,590)           558,608             301,266          1,655,150
   Net change in unrealized appreciation
      or (depreciation) on investments ........          (1,329,675)          (352,487)         (5,931,286)          (444,270)
                                                        -----------         ----------         -----------        -----------
      Net increase (decrease) in net assets
         from operations ......................          (1,832,351)           275,881          (5,530,736)         1,267,650
                                                        -----------         ----------         -----------        -----------
CONTRACT TRANSACTIONS:
   Payments received from contract
      owners ..................................             301,446            477,339             576,752            633,025
   Transfers between subaccounts
      (including fixed accounts), net .........          (1,175,744)         1,645,637              97,476            437,072
   Transfers for contract benefits and
      terminations ............................             (81,618)           (96,022)           (430,773)        (1,298,069)
   Contract charges and fees ..................            (214,696)          (180,843)           (466,270)          (452,110)
                                                        -----------         ----------         -----------        -----------
      Net increase (decrease) in net assets ...
         from contract transactions ...........          (1,170,612)         1,846,111            (222,815)          (680,082)
                                                        -----------         ----------         -----------        -----------
   Total increase (decrease) in net assets ....           3,002,963)         2,121,992          (5,753,551)           587,568
NET ASSETS:
   Beginning of period ........................           4,809,341          2,687,349          11,392,559         10,804,991
                                                        -----------         ----------         -----------        -----------
   End of period ..............................         $ 1,806,378         $4,809,341         $ 5,639,008        $11,392,559
                                                        ===========         ==========         ===========        ===========

--------------------------------------------------------------------------------=------
                                                       TEMPLETON DEVELOPING MARKETS
                                                           SECURITIES SUBACCOUNT
                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2008  DECEMBER 31, 2007
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ................       $  1,026           $  1,101
   Net realized gain (loss) on
      investments ..............................         14,956             26,413
   Net change in unrealized appreciation
      or (depreciation) on investments .........        (55,470)            (6,256)
                                                       --------           --------
      Net increase (decrease) in net assets
         from operations .......................        (39,488)            21,258
                                                       --------           --------
CONTRACT TRANSACTIONS:
   Payments received from contract
      owners ...................................             --                 --
   Transfers between subaccounts
      (including fixed accounts), net ..........            (73)           (13,017)
   Transfers for contract benefits and
      terminations .............................         (3,050)           (11,957)
   Contract charges and fees ...................         (5,085)            (6,186)
                                                       --------           --------
      Net increase (decrease) in net assets
         from contract transactions ............         (8,208)           (31,160)
                                                       --------           --------
   Total increase (decrease) in net assets .....        (47,696)            (9,902)
NET ASSETS:
   Beginning of period .........................         80,057             89,959
                                                       --------           --------
   End of period ...............................       $ 32,361           $ 80,057
                                                       ========           ========

                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

    The CUNA Mutual Variable Life Insurance Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Insurance Society (CMIS or the Company), a mutual life insurance company, to receive and invest net premiums paid by policyholders to CMIS under flexible premium variable life insurance policies issued by CMIS (Contracts).

    Although the assets of the Account are the property of the Company, the assets in the account are attributable to the policies and are segregated and may not be used to satisfy other liabilities arising out of any other business which the Company may conduct. The net assets of the Account are available to cover the general liabilities of the Company only to the extent that the Account's assets exceeds its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Account which are in excess of reserves and other Contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

    The net assets maintained in the Account are the basis for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in the Company's general account to cover death benefits.

    The Account currently has two variable products: MEMBERS(R) Variable Universal Life (Type 1) and MEMBERS(R) Variable Universal Life II (Type 2).

    The accompanying financial statements include only the policyholder deposits applicable to the variable portions of the policies and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

    The Account currently is divided into nineteen subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund (the term fund is used to mean an investment portfolio, e.g., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Accounts Trust, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests). The net investment income, and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

    The Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

    Ultra Series Fund currently has fifteen funds available as investment options under the policies. MFS(R) Variable Insurance Trust((SM), T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have one fund available as an investment option. T. Rowe Price International Series, Inc., Ultra Series Fund, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    MEMBERS Capital Advisors, Inc., a wholly owned subsidiary of the Company, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund.

    T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

    Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

    Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

    Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions in accordance with general policies and guidelines established by the board of trustees of the Franklin Templeton Variable Insurance Products Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation

    Investments in shares of the funds are stated at fair market value of the funds, which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

    Federal Income Taxes

    The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under current provisions of the IRC the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

    In September 2008, the Company determined that the assets of the Ultra Series Money Market Fund (the Fund) failed the diversification tests set forth in Section 817(h) of the IRC. The Company undertook corrective actions to adequately diversify the Fund's assets and satisfy the IRC 817(h) requirements effective September 30, 2008. Furthermore, the Company intends to file a closing agreement with the Internal Revenue Service in accordance with published procedures which will serve to resolve the issue for all Federal income tax purposes for the Company and its affected policyholders. It is expected that a payment will be made by the Company to the IRS along with the closing agreement.

    Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) FEES AND CHARGES

    Policy Charges

    In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy.

    ADMINISTRATIVE FEE: The Company has primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of a specified amount for the first 10 policy years. This fee is not assessed after ten policy years. These charges are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    DEFERRED CONTINGENT SALES AND ADMINISTRATIVE CHARGES: For the Type 1 product, the sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during the first ten years. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in the general account of the Company in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by transfer allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with the Company crediting additional amounts at its discretion.

    For Type 2 product, a surrender charge is deducted to reimburse the Company for sales expenses and policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. The surrender charges are deducted from the proceeds in the event of a complete surrender of the policy during the first nine policy years or the first nine years following an increase of a specified amount. If the policy is not surrendered in the first nine policy years or the first nine years following an increase of a specified amount, there is no charge. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    POLICY FEE: The Company incurs first-year expenses upon issue of a policy, and assessed each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the Type I product only) to recover these expenses. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company assumes the responsibility for providing the insurance benefits provided in the policy. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option, the specified amount, and the cash value, as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including Children's Insurance, Guaranteed Insurability, Accidental Death Benefit, Other Insured term rider, and Disability Waiver of Deductions or Premium. These charges are deducted each month and can vary based on the amount of additional benefit selected, age of the insured (or other

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    insured) and amount of other policy deductions in the case of the Waiver benefit. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    Account Charges

    MORTALITY AND EXPENSE CHARGE: The Company deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges are deducted by the Company in return for its assumption of risks associated with mortality experience or excess administrative expenses in connection with policies issued. These expenses are included in the Mortality and Expense Charges on the accompanying Statement of Operations.

(4) FAIR VALUE MEASUREMENT

    The Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurement (SFAS 157), effective January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. Adopting this statement did not have a material effect on our financial position, cash flows, or results of operations.

    The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. In accordance with SFAS 157, we have categorized our financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

       o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

       o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. (for example, certain corporate and municipal bonds and certain preferred stocks).

       o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

    The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarized the Company's assets that are measured at fair value on a recurring basis as of December 31, 2008, along with a brief description of the valuation technique for each type of asset or liability.

---------------------------------------------------------------------------------
ASSETS, AT FAIR VALUE                                   LEVEL 1         TOTAL
---------------------------------------------------------------------------------
Investments in funds .............................    $185,491,179   $185,491,179
   Total Assets ..................................    $185,491,179   $185,491,179

    Summary of Valuation Techniques for Classes of Financial Assets

    LEVEL 1 MEASUREMENTS
    --------------------
    Investments in funds: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2008 were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PURCHASES      SALES
-----------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund ............................................................................   $  220,183   $  182,828

Moderate Allocation Fund ................................................................................      867,245      101,425

Aggressive Allocation Fund ..............................................................................      283,008       80,661

Money Market Fund .......................................................................................    4,753,092    2,415,026

Bond Fund ...............................................................................................    1,831,166    2,057,394

Strategic Income Series .................................................................................       34,957       38,944

High Income Fund ........................................................................................      221,307      294,507

Oppenhiemer High Income Fund ............................................................................       26,719       50,716

Diversified Income Fund..................................................................................    4,142,512    6,369,218

Large Cap Value Fund ....................................................................................    3,150,781    8,729,063

Large Cap Growth Fund ...................................................................................    1,615,754    3,702,096

Mid Cap Value Fund ......................................................................................      421,046    1,750,124

Mid Cap Growth Fund .....................................................................................      762,520    1,667,929

Small Cap Value Fund ....................................................................................       47,986        6,614

Small Cap Growth Fund ...................................................................................      103,667        2,042

Global Securities Fund ..................................................................................      161,916       85,137

International Stock Fund.................................................................................      470,799    1,432,126

T. Rowe Price International Stock Portfolio .............................................................      984,206      763,649

Templeton Developing Markets Securities Fund ............................................................       14,449       10,142

(6) CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2007 and 2008 were as follows:


                                                       CONSERVATIVE         MODERATE           AGGRESSIVE              MONEY
                                                        ALLOCATION         ALLOCATION          ALLOCATION              MARKET
                                                        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                                    -----------------   -----------------   -----------------   ------------------
                                                    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1     TYPE 2
                                                    -------   -------   -------   -------   -------   -------   -------   --------
Units outstanding at December 31, 2006 ..........        --        --        --        --        --        --    78,596    343,762

Units sold ......................................        --    45,114        --   126,491        --    48,340    37,904    320,549

Units repurchased ...............................        --      (376)       --    (6,173)       --    (1,141)  (33,636)  (370,441)
                                                    -------   -------   -------   -------   -------   -------   -------   --------
Units outstanding at December 31, 2007 ..........        --    44,738        --   120,318        --    47,199    82,864    293,870

Units sold ......................................        --    43,702        --   103,970        --    38,025    49,061    345,416

Units repurchased ...............................        --   (43,901)       --   (24,917)       --   (15,497)  (45,597)  (161,100)
                                                    -------   -------   -------   -------   -------   -------   -------   --------
Units outstanding at December 31, 2008 ..........        --    44,539        --   199,371        --    69,727    86,328    478,186
                                                    =======   =======   =======   =======   =======   =======   =======   ========

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                                     OPPENHEIMER
                                                                              STRATEGIC            HIGH                 HIGH
                                                            BOND               INCOME             INCOME               INCOME
                                                         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                    ------------------    ---------------   ------------------   -----------------
                                                     TYPE 1     TYPE 2    TYPE 1   TYPE 2   TYPE 1*     TYPE 2   TYPE 1*    TYPE 2
                                                    -------   --------    ------   ------   -------   --------   -------   -------
Units outstanding at December 31, 2006 ..........   163,228    377,249    35,341      801        --    131,951        --    44,985

Units sold ......................................    32,051    200,612         7       --        --     96,912        --        --

Units repurchased ...............................   (31,052)  (207,254)   (1,598)    (317)       --   (100,211)       --   (10,077)
                                                    -------   --------    ------   ------   -------   --------   -------   -------
Units outstanding at December 31, 2007 ..........   164,227    370,607    33,750      484        --    128,652        --    34,908

Units sold ......................................    21,472    212,778         6       --        --     91,387        --        --

Units repurchased ...............................   (34,867)  (224,270)   (1,892)    (114)       --   (106,408)       --    (5,920)
                                                    -------   --------    ------   ------   -------   --------   -------   -------
Units outstanding at December 31, 2008 ..........   150,832    359,115    31,864      370        --    113,631        --    28,988
                                                    =======   ========    ======   ======   =======   ========   =======   =======

                                                      DIVERSIFIED                                LARGE CAP            MID CAP
                                                        INCOME          LARGE CAP VALUE           GROWTH               VALUE
                                                      SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                 -------------------  -------------------  --------------------  -----------------
                                                   TYPE 1    TYPE 2    TYPE 1     TYPE 2     TYPE 1     TYPE 2   TYPE 1*   TYPE 2
                                                 ---------  --------  --------  ---------  ---------  ---------  -------  --------
Units outstanding at December 31, 2006 ........  1,064,658   893,332   953,597  1,237,190  1,135,155  1,007,609       --   352,740

Units sold ....................................     91,535   329,475    65,403    705,585    118,112    427,332       --   278,976

Units repurchased .............................   (173,723) (372,150) (152,575)  (627,573)  (184,976)  (461,562)      --  (223,778)
                                                 ---------  --------  --------  ---------  ---------  ---------  -------  --------
Units outstanding at December 31, 2007 ........    982,470   850,657   866,425  1,315,202  1,068,291    973,379       --   407,938

Units sold ....................................     76,312   240,378    66,873    438,798    104,510    425,802       --   156,696

Units repurchased .............................   (138,093) (346,175) (120,065)  (732,488)  (164,402)  (476,120)      --  (249,687)
                                                 ---------  --------  --------  ---------  ---------  ---------  -------  --------
Units outstanding at December 31, 2008 ........    920,689   744,860   813,233  1,021,512  1,008,399    923,061       --   314,947
                                                 =========  ========  ========  =========  =========  =========  =======  ========

                                                         MID CAP                                 SMALL CAP            GLOBAL
                                                         GROWTH          SMALL CAP VALUE          GROWTH            SECURITIES
                                                       SUBACCOUNT           SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                   ------------------    ----------------   -----------------    -----------------
                                                     TYPE 1    TYPE 2    TYPE 1*   TYPE 2   TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                                                   --------   --------   -------   ------   -------    ------    -------   -------
UNITS OUTSTANDING AT DECEMBER 31, 2006 ..........   639,107    333,424        --       --        --        --         --    45,212

Units sold ......................................    78,311    163,995        --    3,672        --     2,676         --    57,658

Units repurchased ...............................  (117,830)  (178,417)       --   (1,393)       --    (1,307)        --   (54,319)
                                                   --------   --------   -------   ------   -------    ------    -------   -------
Units outstanding at December 31, 2007 ..........   599,588    319,002        --    2,279        --     1,369         --    48,551

Units sold ......................................    67,019    172,072        --   12,618        --    17,400         --    60,520

Units repurchased ...............................  (117,958)  (185,278)       --   (7,574)       --    (5,724)        --   (59,288)
                                                   --------   --------   -------   ------   -------    ------    -------   -------
Units outstanding at December 31, 2008 ..........   548,649    305,796        --    7,323        --    13,045         --    49,783
                                                   ========   ========   =======   ======   =======    ======    =======   =======

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                     TEMPLETION
                                                                              T. ROWE PRICE          DECELOPING
                                                         INTERNATIONAL        INTERNATIONAL            MARKETS
                                                             STOCK                STOCK              SECURITIES
                                                           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                       -----------------   --------------------   ------------------
                                                       TYPE 1*   TYPE 2     TYPE 1     TYPE 2     TYPE 1*     TYPE 2
                                                       -------  --------   --------     -------   -------     ------
Units outstanding at December 31, 2006 ..........           --   121,173    537,209      60,330        --      4,681
Units sold ......................................           --   154,505     75,438          --        --         --
Units repurchased ...............................           --   (79,297)  (101,732)    (12,279)       --     (1,418)
                                                       -------  --------   --------     -------   -------     ------
Units outstanding at December 31, 2007 ..........           --   196,381    510,915      48,051        --      3,263
Units sold ......................................           --    86,267     59,369          --        --         --
Units repurchased ...............................           --  (161,377)   (69,660)     (6,404)       --       (448)
                                                       -------  --------   --------     -------   -------     ------
Units outstanding at December 31, 2008 ..........           --   121,271    500,624      41,647        --      2,815
                                                       =======  ========   ========     =======   =======     =======

--------------------------------
*   This subaccount not available in this product type

(7) FINANCIAL HIGHLIGHTS

    There are two variable products as listed in Note 1.

    The following table displays the financial information for the product types in each subaccount.

                                                       CONSERVATIVE ALLOCATION SUBACCOUNT
                                                        2008                     2007
                                                  ------------------      -------------------
                                                  TYPE 1*    TYPE 2       TYPE 1*   TYPE 2***
                                                  -------   --------      -------   ---------
Unit Value:
  Beginning of period .....................         --      $ 10.03         --      $10.00
  End of period ...........................         --      $  8.16         --      $10.03
Net assets at end of period
  (000's) .................................         --      $   363         --      $  449
Units outstanding at end of
   period (000's)                                   --           45         --          45
Total return(1) ...........................         --       (18.64)%       --        0.30%**
Investment income ratio(2) ................         --         2.40%        --        3.98%
Expense ratio(3) ..........................         --         0.90%        --        0.90%

                                                       MODERATE ALLOCATION SUBACCOUNT
                                                        2008                     2007
                                                  ------------------      -------------------
                                                  TYPE 1*    TYPE 2       TYPE 1*   TYPE 2***
                                                  -------   --------      -------   ---------
Unit Value:
  Beginning of period .....................         --      $ 10.04         --      $10.00
  End of period ...........................         --      $  6.94         --      $10.04
Net assets at end of period
  (000's) .................................         --      $ 1,384         --      $1,208
Units outstanding at end of
   period (000's)                                   --          199         --         120
Total return(1) ...........................         --       (30.88)%       --        0.40%**
Investment income ratio(2) ................         --         2.04%        --        2.67%
Expense ratio(3) ..........................         --         0.90%        --        0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                       AGGRESSIVE ALLOCATION SUBACCOUNT
                                                        2008                     2007
                                                  ------------------      -------------------
                                                  TYPE 1*    TYPE 2       TYPE 1*   TYPE 2***
                                                  -------   --------      -------   ---------
Unit Value:
  Beginning of period .....................         --      $  9.93         --      $10.00
  End of period ...........................         --      $  5.80         --      $ 9.93
Net assets at end of period
  (000's) .................................         --      $   404         --      $  244
Units outstanding at end of
   period (000's)                                   --           70         --          47
Total return(1) ...........................         --       (41.59)%       --       (0.70)%**
Investment income ratio(2) ................         --         0.80%        --        2.22%
Expense ratio(3) ..........................         --         0.90%        --        0.90%

                                                                          MONEY MARKET SUBACCOUNT
                                             2008              2007              2006              2005              2004
                                       ---------------   ---------------   ---------------   ---------------   ---------------
                                       TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Unit Value:
  Beginning of period .............    $23.76   $11.88   $22.89   $11.45   $22.10   $11.05   $21.69   $10.85   $21.69   $10.85
  End of period ...................    $23.96   $11.98   $23.76   $11.88   $22.89   $11.45   $22.10   $11.05   $21.69   $10.85
Net assets at end of period
  (000's) .........................    $2,068   $5,730   $1,969   $3,492   $1,800   $3,936   $3,218   $2,906   $2,275   $3,103
Units outstanding at end of
  period (000's) ..................        86      478       83      294       79      344      146      263      105      286
Total return(1) ...................      0.84%    0.84%    3.80%    3.76%    3.57%    3.62%    1.89%    1.84%    0.05%    0.00%
Investment income ratio(2) ........      1.66%    1.66%    4.54%    4.54%    4.38%    4.38%    2.77%    2.77%    0.91%    0.91%
Expense ratio(3) ..................      0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

                                                                           BOND SUBACCOUNT
                                             2008              2007              2006              2005              2004
                                       ---------------   ---------------   ---------------   ---------------   ---------------
                                       TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Unit Value:
  Beginning of period .............    $39.20   $14.12   $37.65   $13.56   $36.53   $13.15   $35.95   $12.95   $35.10   $12.64
  End of period ...................    $39.96   $14.39   $39.20   $14.12   $37.65   $13.56   $36.53   $13.15   $35.95   $12.95
Net assets at end of period
  (000's) .........................    $6,027   $5,168   $6,436   $5,233   $6,146   $5,115   $6,398   $4,686   $6,116   $5,255
Units outstanding at end of
  period (000's) ..................       151      359      164      371      163      377      175      356      170      406
Total return(1) ...................      1.94%    1.91%    4.12%    4.13%    3.07%    3.12%    1.61%    1.54%    2.42%    2.45%
Investment income ratio(2) ........      5.02%    5.02%    4.04%    4.04%    4.49%    4.49%    3.87%    3.87%    4.23%    4.23%
Expense ratio(3) ..................      0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                    STRATEGIC INCOME SUBACCOUNT
                                               2008               2007              2006              2005              2004
                                       ------------------   ---------------   ---------------   ---------------   ---------------
                                        TYPE 1    TYPE 2    TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
                                       -------    -------   ------   ------   ------   ------   ------   ------   ------   ------
Unit Value:
  Beginning of period .............    $ 17.66    $ 14.86   $17.19   $14.46   $16.26   $13.68   $16.10   $13.54   $15.08   $12.69
  End of period ...................    $ 15.40    $ 12.95   $17.66   $14.86   $17.19   $14.46   $16.26   $13.68   $16.10   $13.54
Net assets at end of period
  (000's) .........................    $   491    $     5   $  596   $    7   $  608   $   12   $  608   $   13   $  640   $   13
Units outstanding at end of
  period (000's) ..................         32        0.5       34        1       35        1       37        1       40        1
Total return(1) ...................     (12.80)%   (12.85)%   2.73%    2.77%    5.72%    5.70%    0.99%    1.03%    6.76%    6.70%
Investment income ratio(2) ........       6.27%      6.27%    4.79%    4.79%    5.24%    5.24%    6.81%    6.81%    5.16%    5.16%
Expense ratio(3) ..................       0.90%      0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

                                                                         HIGH INCOME SUBACCOUNT
                                            2008               2007              2006              2005              2004
                                    ------------------   ----------------   ----------------   ----------------   ---------------
                                    TYPE 1*    TYPE 2    TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2
                                    -------    -------   -------   ------   -------   ------   -------   ------   -------   ------
Unit Value:
  Beginning of period .........       --       $ 13.07     --      $12.92     --      $11.93     --      $11.74     --      $10.88
  End of period ...............       --       $ 11.04     --      $13.07     --      $12.92     --      $11.93     --      $11.74
Net assets at end of period
  (000's) .....................       --       $ 1,255     --      $1,681     --      $1,704     --      $1,238     --      $  997
Units outstanding at end of
  period (000's) ..............       --           114     --         129     --         132     --         104     --          85
Total return(1) ...............       --        (15.53)%   --        1.16%    --        8.30%    --        1.62%    --        7.90%
Investment income ratio(2) ....       --          8.50%    --        7.85%    --        7.68%    --        6.75%    --        8.89%
Expense ratio(3) ..............       --          0.90%    --        0.90%    --        0.90%    --        0.90%    --        0.90%

                                                                 OPPENHEIMER HIGH INCOME SUBACCOUNT
                                            2008               2007              2006              2005              2004
                                    ------------------   ----------------   ----------------   ----------------   ---------------
                                    TYPE 1*    TYPE 2    TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2
                                    -------    -------   -------   ------   -------   ------   -------   ------   -------   ------
Unit Value:                           --       $ 13.50     --      $13.64     --      $12.58     --      $12.40     --      $11.48
  Beginning of period .........       --       $  2.85     --      $13.50     --      $13.64     --      $12.58     --      $12.40
  End of period ...............
Net assets at end of period           --       $    83     --      $  471     --      $  614     --      $  631     --      $  670
  (000's) .....................
Units outstanding at end of           --            29     --          35     --          45     --          50     --          54
  period (000's) ..............       --        (78.89)%   --       (1.03)%   --        8.43%    --        1.45%    --        8.01%
Total return(1) ...............       --          7.85%    --        7.44%    --        7.55%    --        6.50%    --        6.26%
Investment income ratio(2) ....       --          0.90%    --        0.90%    --        0.90%    --        0.90%    --        0.90%
Expense ratio(3) ..............

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                    DIVERSIFIED INCOME SUBACCOUNT
                                             2008              2007              2006              2005              2004
                                       ---------------   ---------------   ---------------   ---------------   ---------------
                                       TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Unit Value:
  Beginning of period .............    $ 60.91  $ 12.46  $ 59.96  $ 12.27  $ 55.01  $ 11.25  $ 53.42  $ 10.93  $ 49.75  $10.18
  End of period ...................    $ 52.36  $ 10.71  $ 60.91  $ 12.46  $ 59.96  $ 12.27  $ 55.01  $ 11.25  $ 53.42  $10.93
Net assets at end of period
  (000's) .........................    $48,213  $ 7,977  $59,839  $10,599  $63,829  $10,961  $65,428  $10,350  $67,268  $9,445
Units outstanding at end of
  period (000's) ..................        921      745      982      851    1,065      893    1,189      920    1,259     864
Total return(1) ...................     (14.04)% (14.04)%   1.58%    1.55%    9.00%    9.07%    2.98%    2.93%   7.38%    7.37%
Investment income ratio(2) ........       4.69%    4.69%    4.08%    4.08%    2.58%    2.58%    2.26%    2.26%    2.30%   2.30%
Expense ratio(3) ..................       0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%   0.90%

                                                                    LARGE CAP VALUE SUBACCOUNT
                                             2008              2007              2006              2005              2004
                                       ---------------   ---------------   ---------------   ---------------   ---------------
                                       TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Unit Value:
  Beginning of period .............    $ 97.72  $ 12.01  $ 98.02  $ 12.05  $ 82.03  $ 10.08  $ 78.39  $  9.64  $ 70.35  $  8.65
  End of period ...................    $ 61.98  $  7.62  $ 97.72  $ 12.01  $ 98.02  $ 12.05  $ 82.03  $ 10.08  $ 78.39  $  9.64
Net assets at end of period
  (000's) .........................    $50,406  $ 7,784  $84,666  $15,796  $93,469  $14,908  $83,810  $13,787  $84,453  $12,394
Units outstanding at end of
  period (000's) ..................        813    1,022      866    1,315      954    1,237    1,022    1,368    1,077    1,286
Total return(1) ...................     (36.57)% (36.55)%  (0.31)%  (0.33)%  19.49%   19.54%    4.64%    4.56%   11.43%   11.45%
Investment income ratio(2) ........       2.56%    2.56%    1.91%    1.91%    1.87%    1.87%    1.74%    1.74%    1.60%    1.60%
Expense ratio(3) ..................       0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%

                                                                    LARGE CAP GROWTH SUBACCOUNT
                                             2008              2007              2006              2005              2004
                                       ---------------   ---------------   ---------------   ---------------   ---------------
                                       TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Unit Value:
  Beginning of period .............    $ 33.43  $ 10.96  $ 30.02  $  9.85  $ 28.07  $ 9.21   $ 27.66  $ 9.07   $ 25.62  $ 8.40
  End of period ...................    $ 20.80  $  6.82  $ 33.43  $ 10.96  $ 30.02  $ 9.85   $ 28.07  $ 9.21   $ 27.66  $ 9.07
Net assets at end of period
  (000's) .........................    $20,977  $ 6,295  $35,712  $10,668  $34,069  $9,925   $35,308  $9,069   $36,686  $8,745
Units outstanding at end of
  period (000's) ..................      1,008      923    1,068      973    1,135   1,008     1,258     985     1,326     964
Total return(1) ...................     (37.78)% (37.77)%  11.36%   11.27%    6.95%   6.95%     1.48%   1.54%     7.96%   7.98%
Investment income ratio(2) ........       0.68%    0.68%    0.35%    0.35%    0.37%   0.37%     0.92%   0.92%     0.73%   0.73%
Expense ratio(3) ..................       0.90%    0.90%    0.90%    0.90%    0.90%   0.90%     0.90%   0.90%     0.90%   0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                    MID CAP VALUE SUBACCOUNT
                                             2008               2007               2006               2005               2004
                                       ----------------   ----------------   ----------------   ----------------   ----------------
                                       TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2
                                       -------   ------   -------   ------   -------   ------   -------   ------   -------   ------
Unit Value:
  Beginning of period .............      --      $ 21.63    --      $21.77     --      $18.78     --      $17.18     --      $14.96
  End of period ...................      --      $ 13.62    --      $21.63     --      $21.77     --      $18.78     --      $17.18
Net assets at end of period
  (000's) .........................      --      $ 4,291    --      $8,824     --      $7,680     --      $7,621     --      $6,693
Units outstanding at end of
  period (000's) ..................      --          315    --         408     --         353     --         406     --         390
Total return(1) ...................      --       (37.03)%  --       (0.64)%   --       15.92%    --        9.31%    --       14.84%
Investment income ratio(2) ........      --         1.38%   --        1.11%    --        0.89%    --        0.63%    --        1.07%
Expense ratio(3) ..................      --         0.90%   --        0.90%    --        0.90%    --        0.90%    --        0.90%

                                                                    MID CAP GROWTH SUBACCOUNT
                                             2008              2007              2006              2005              2004
                                       ---------------   ---------------   ---------------   ---------------   ---------------
                                       TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Unit Value:
  Beginning of period .............    $ 18.10  $ 18.09  $ 16.84  $16.84   $ 15.25  $15.25   $ 14.15  $14.15   $ 12.59  $12.59
  End of period ...................    $  9.52  $  9.52  $ 18.10  $18.09   $ 16.84  $16.84   $ 15.25  $15.25   $ 14.15  $14.15
Net assets at end of period
  (000's) .........................    $ 5,225  $ 2,911  $10,852  $5,771   $10,761  $5,615   $10,920  $4,845   $10,564  $3,907
Units outstanding at end of
  period (000's) ..................        549      306      600     319       639     333       716     318       746     276**
Total return(1) ...................     (47.40)% (47.37)%   7.48%   7.42%    10.43%  10.43%     7.77%   7.77%    12.39%  12.39%
Investment income ratio(2) ........       0.09%    0.09%   0.00%    0.00%     0.00%   0.00%     0.00%   0.00%     0.03%   0.03%
Expense ratio(3) ..................       0.90%    0.90%   0.90%    0.90%     0.90%   0.90%     0.90%   0.90%     0.90%   0.90%

                                                           SMALL CAP VALUE SUBACCOUNT
                                                        2008                     2007
                                                  ------------------      -------------------
                                                  TYPE 1*    TYPE 2       TYPE 1*   TYPE 2***
                                                  -------   --------      -------   ---------
Unit Value:
  Beginning of period .....................         --      $  8.83         --      $ 10.00
  End of period ...........................         --      $  6.51         --      $  8.83
Net assets at end of period
  (000's) .................................         --      $    48         --      $    20
Units outstanding at end of
   period (000's) .........................         --            7         --            2
Total return(1) ...........................         --       (26.27)%       --       (11.70)%**
Investment income ratio(2) ................         --         0.85%        --         1.38%
Expense ratio(3) ..........................         --         0.90%        --         0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                          SMALL CAP GROWTH SUBACCOUNT
                                                        2008                     2007
                                                  ------------------      -------------------
                                                  TYPE 1*    TYPE 2       TYPE 1*   TYPE 2***
                                                  -------   --------      -------   ---------
Unit Value:
  Beginning of period .....................         --      $  9.45         --      $10.00
  End of period ...........................         --      $  5.30         --      $ 9.45
Net assets at end of period
  (000's) .................................         --      $    69         --      $   13
Units outstanding at end of
   period (000's)                                   --           13         --           1
Total return(1) ...........................         --       (43.92)%       --       (5.50)%**
Investment income ratio(2) ................         --         0.02%        --        0.18%
Expense ratio(3) ..........................         --         0.90%        --        0.90%

                                                                GLOBAL SECURITIES SUBACCOUNT
                                         2008               2007               2006               2005               2004
                                   ----------------   ----------------   ----------------   ----------------   ----------------
                                   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2
                                   -------   ------   -------   ------   -------   ------   -------   ------   -------   ------
Unit Value:
  Beginning of period ...........    --      $ 22.69    --      $21.64     --      $18.60     --      $16.47     --      $14.03
  End of period .................    --      $ 13.91    --      $22.69     --      $21.64     --      $18.60     --      $16.47
Net assets at end of period
  (000's) .......................    --      $   692    --      $1,102     --      $  979     --      $  590     --      $  286
Units outstanding at end of
  period (000's) ................    --           50    --          49     --          45     --          32     --          17
Total return(1) .................    --       (38.70)%  --        4.85%    --       16.34%    --       12.93%    --       17.39%**
Investment income ratio(2) ......    --         5.72%   --        2.07%    --        3.84%    --        0.82%    --        0.41%
Expense ratio(3) ................    --         0.90%   --        0.90%    --        0.90%    --        0.90%    --        0.90%

                                                                     INTERNATIONAL STOCK SUBACCOUNT
                                             2008               2007               2006               2005               2004
                                       ----------------   ----------------   ----------------   ----------------   ----------------
                                       TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2
                                       -------   ------   -------   ------   -------   ------   -------   ------   -------   ------
Unit Value:
  Beginning of period .............      --      $24.49     --      $22.18     --      $18.02     --      $15.60     --      $13.06
  End of period ...................      --      $14.90     --      $24.49     --      $22.18     --      $18.02     --      $15.60
Net assets at end of period
  (000's) .........................      --      $1,806     --      $4,809     --      $2,687     --      $1,751     --      $1,111
Units outstanding at end of
  period (000's) ..................      --         121     --         196     --         121     --          97     --          71
Total return(1) ...................      --      (39.16)%   --       10.41%    --       23.09%    --       15.51%    --       19.45%
Investment income ratio(2) ........      --        1.59%    --        3.03%    --        1.56%    --        1.41%    --        1.76%
Expense ratio(3) ..................      --        0.90%    --        0.90%    --        0.90%    --        0.90%    --        0.90%

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                            T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT
                                             2008              2007              2006              2005              2004
                                       ---------------   ---------------   ---------------   ---------------   ---------------
                                       TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2   TYPE 1   TYPE 2
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Unit Value:
  Beginning of period .............    $ 21.10  $ 12.77  $ 18.83  $11.40   $ 15.95  $ 9.66   $13.87   $ 8.40   $12.30   $ 7.45
  End of period ...................    $ 10.72  $  6.49  $ 21.10  $12.77   $ 18.83  $11.40   $15.95   $ 9.66   $13.87   $ 8.40
Net assets at end of period
  (000's) .........................    $ 5,369  $   270  $10,779  $  614   $10,117  $  688   $8,626   $  679   $7,593   $  690
Units outstanding at end of
  period (000's) ..................        501       42      511      48       537      60      541       70      547       82
Total return(1) ...................     (49.19)% (49.18)%  12.06%  12.02%    18.06%  18.01%   15.00%   15.00%   12.76%   12.75%
Investment income ratio(2) ........       1.81%    1.81%    1.40%   1.40%     1.20%   1.20%    1.63%    1.63%    1.13%    1.13%
Expense ratio(3) ..................       0.90%    0.90%    0.90%   0.90%     0.90%   0.90%    0.90%    0.90%    0.90%    0.90%

                                                            TEMPLETON DEVELOPING MARKETS SECURITIES SUBACCOUNT
                                             2008               2007               2006               2005               2004
                                       ----------------   ----------------   ----------------   ----------------   ----------------
                                       TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2
                                       -------   ------   -------   ------   -------   ------   -------   ------   -------   ------
Unit Value:
  Beginning of period .............      --      $ 24.53     --     $19.22     --      $15.14     --      $11.98     --      $ 9.70
  End of period ...................      --      $ 11.50     --     $24.53     --      $19.22     --      $15.14     --      $11.98
Net assets at end of period
  (000's) .........................      --      $    32     --     $   80     --      $   90     --      $  100     --      $  117
Units outstanding at end of
  period (000's) ..................      --            3     --          3     --           5     --           7     --          10
Total return(1) ...................      --       (53.12)%   --      27.63%    --       26.95%    --       26.38%    --       23.51%
Investment income ratio(2) ........      --         2.48%    --       2.17%    --        1.18%    --        1.31%    --        1.84%
Expense ratio(3) ..................      --         0.90%    --       0.90%    --        0.90%    --        0.90%    --        0.90%

--------------------------------
(1) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation, if any, indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*  This is not available in this subaccount.

**  Not annualized.

*** The VUL products added this investment option on May 1, 2007, with all subaccounts starting with a $10.00 unit price.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(8) RECENT ACCOUNTING PRONOUNCEMENTS

    In 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"), effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively. SFAS 157 provides consistent guidance for using fair value to measure assets and liabilities. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. In February 2008 the FASB issued Staff Positions No. 157-1 and No. 157-2 which partially defer the effective date of SFAS 157 for one year for certain nonfinancial assets and liabilities and remove certain leasing transactions from the scope of SFAS
    157. In October 2008 the FASB issued Staff Position No. 157-3 which clarifies the application of SFAS 157 when the market for an asset is not active. The Account adopted SFAS 157 in 2008 with no impact on its financial statements. See Note 4.

    In 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this statement, except for the provisions relating to the valuation of debt and equity securities, apply only to entities that elect the fair value option. Adoption of SFAS 159 in 2008 had no impact on the financial statements of the Account.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Insurance Society and
Contract Owners of CUNA Mutual Variable Life Insurance Account:

We have audited the accompanying statements of assets and liabilities of the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, International Stock, T. Rowe Price International Stock, and Developing Markets Subaccounts (the "Subaccounts") comprising CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2008, and the financial highlights for each of the five years in the period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Subaccounts comprising CUNA Mutual Variable Life Insurance Account of the CUNA Mutual Insurance Society as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2008, and the financial highlights for each of the five years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 16, 2009

DELOITTE

                                                          Deloitte & Touche LLP
                                                          111 S. Wacker Drive
                                                          Chicago, IL 60606-4301
                                                          USA

INDEPENDENT AUDITORS' REPORT                              Tel: +1 312 486 1000
                                                          Fax: +1 312 486 1486
                                                          WWW.deloitte.com

To the Board of Directors of
CUNA Mutual Insurance Society and Subsidiaries:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, policyholders' surplus, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the consolidated financial statements of The CUMIS Group Limited and subsidiaries ("CUMIS"), the Company's 87%-owned Canadian subsidiary, which statements reflect total assets of $867 million and $1,238 million at December 31, 2008 and 2007, respectively, and total revenues of $144 million, $163 million, and $131 million and total net income of $10 million, $53 million, and $17 million for the years ended December 31, 2008, 2007 and 2006, respectively. We also did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $122 million and $118 million at December 31, 2008 and 2007, respectively. The Company's equity in the net income of CMG was $4 million, $15 million, and $17 million for the years ended December 31, 2008, 2007, and 2006, respectively. The financial statements of CUMIS and CMG were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the consolidated financial statements for CUMIS and CMG, is based solely on the report of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of the other auditors, such financial statements present fairly, in all material respects, the consolidated financial position of CUNA Mutual Insurance Society and subsidiaries at December 31, 2008 and 2007, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for and reporting for the fair value measurement of financial instruments in 2008 and uncertainty in income taxes and defined pension and other postretirement plans in 2007.

/s/ Deloitte & Touche LLP
March 25, 2009
                                                        MEMBER OF
                                                        DELOITTE TOUCHE TOHMATSU

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 AND 2007 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2008
AND INDEPENDENT AUDITORS' REPORT

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2008 and 2007
(000s omitted)

=============================================================================================================
                                ASSETS                                           2008                2007
-------------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
     (amortized cost 2008 - $6,117,054; 2007 - $5,944,461)                   $ 5,331,132          $ 5,705,846
   Equity securities, available for sale, at fair value
     (amortized cost 2008 - $283,475; 2007 - $441,538)                           216,930              467,757
   Equity in unconsolidated affiliates                                           157,903              165,561
   Mortgage loans                                                                760,902              642,804
   Real estate, at cost less accumulated depreciation
     (2008 - $6,145; 2007 - $63,764)                                               9,190               53,061
   Real estate held for sale, at cost less accumulated depreciation
     (2008 - $27,917)                                                             21,221                    -
   Policy loans                                                                  104,775              105,136
   Short-term investments                                                        227,088              232,864
   Limited partnerships                                                          329,684              245,485
   Other invested assets                                                          61,346               95,726
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                              7,220,171            7,714,240
   Cash and cash equivalents                                                     278,855              607,209
-------------------------------------------------------------------------------------------------------------
TOTAL CASH AND INVESTMENTS                                                     7,499,026            8,321,449
   Accrued investment income                                                      74,565               73,329
   Premiums receivable, net                                                      289,295              232,204
   Reinsurance recoverables                                                      193,788              157,609
   Federal income taxes receivable                                                 7,205                    -
   Deferred policy acquisition costs                                             776,622              734,316
   Office properties, equipment and computer software at cost less
     accumulated depreciation (2008 - $308,272; 2007 - $367,822)                 192,455              209,300
   Deferred tax asset, net                                                       516,996              227,800
   Goodwill and other intangibles, net                                            21,690               23,350
   Other assets and receivables                                                  232,496              171,309
   Separate account assets                                                     3,414,109            5,051,272
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $13,218,247          $15,201,938
=============================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2008 and 2007
(000s omitted)

=============================================================================================================
               LIABILITIES AND POLICYHOLDERS' SURPLUS                            2008                2007
-------------------------------------------------------------------------------------------------------------
LIABILITIES
   Claim and policy benefit reserves - life and health                       $ 2,533,919          $ 2,541,949
   Loss and loss adjustment expense reserves - property and casualty             499,161              458,702
   Policyholder account balances                                               4,168,056            3,896,845
   Unearned premiums                                                             536,006              503,024
   Notes payable                                                                 100,000                  928
   Dividends payable to policyholders                                             19,114               18,136
   Reinsurance payable                                                            68,275               23,420
   Federal income taxes payable                                                        -               15,046
   Accrued postretirement benefit liability                                       41,390              188,053
   Accrued pension liability                                                     199,489               83,737
   Accounts payable and other liabilities                                        397,443              595,936
   Separate account liabilities                                                3,414,109            5,051,272
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             11,976,962           13,377,048
-------------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

MINORITY INTEREST                                                                 36,932               28,641
-------------------------------------------------------------------------------------------------------------
POLICYHOLDERS' SURPLUS
   Retained earnings                                                           1,804,996            1,953,098
   Accumulated other comprehensive loss, net
     of tax (2008 - ($306,081); 2007 - ($101,013))                              (600,643)            (156,849)
-------------------------------------------------------------------------------------------------------------
TOTAL POLICYHOLDERS' SURPLUS                                                   1,204,353            1,796,249
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS                                 $13,218,247          $15,201,938
=============================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2008, 2007 and 2006
(000s omitted)

=============================================================================================================
                                                                       2008           2007            2006
-------------------------------------------------------------------------------------------------------------
REVENUES:
  Life and health premiums                                         $1,280,413      $1,262,066      $1,230,932
  Contract charges                                                     88,518          81,835          69,959
  Property and casualty premiums                                      893,912         712,035         561,084
  Net investment income                                               372,652         451,503         419,138
  Net realized investment gains (losses)                             (460,783)        (69,874)         22,349
  Other income                                                        257,868         303,686         298,273
-------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                      2,432,580       2,741,251       2,601,735
-------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
  Life and health insurance claims and benefits                       770,616         796,388         741,659
  Property and casualty insurance loss and loss adjustment
    expenses                                                          577,966         420,264         360,251
  Interest credited to policyholder account balances                  148,988         150,710         149,137
  Policyholder dividends                                               30,760          30,173          29,300
  Operating and other expenses                                      1,132,426       1,147,234       1,096,522
-------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                         2,660,756       2,544,769       2,376,869
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
  EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATES AND
    MINORITY INTEREST                                                (228,176)        196,482         224,866
  Income tax expense (benefit)                                        (74,334)         45,381          57,028
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
  INCOME OF UNCONSOLIDATED AFFILIATES AND MINORITY INTEREST          (153,842)        151,101         167,838
  Equity in income of unconsolidated affiliates, net
    of tax (2008 - $3,193; 2007 - $200; 2006 - $2,314)                  5,208          16,492          19,096
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  MINORITY INTEREST                                                  (148,634)        167,593         186,934
    Minority interest in income                                          (277)         (1,841)         (3,153)
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                             (148,911)        165,752         183,781
  Gain from discontinued operations, net of tax
    (2007 - $9,945; 2006 - $433)                                            -          17,875           2,820
-------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                  $ (148,911)     $  183,627      $  186,601
=============================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Policyholders' Surplus
Years Ended December 31, 2008, 2007 and 2006
(000s omitted)

==========================================================================================================================
                                                                                Accumulated
                                                                                   other                        Total
                                                                Comprehensive   comprehensive    Retained   policyholders'
                                                                income (loss)   income (loss)    earnings      surplus
--------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2005                                                        $  92,647     $1,582,470    $1,675,117

  Net income                                                      $ 186,601               -        186,601       186,601
  Foreign currency translation adjustment,
     net of tax - ($891)                                                (60)            (60)             -           (60)
  Change in unrealized losses, net of tax - ($15,087)               (35,298)        (35,298)             -       (35,298)
  Reclassification adjustment for losses
     included in net income, net of tax - $12,192                    38,397          38,397              -        38,397
  Change in minimum pension liability,
     net of tax - $9,756                                             18,369          18,369              -        18,369
                                                                  ---------
  Comprehensive income                                            $ 208,009
                                                                  =========
                                                                           ---------------------------------------------
BALANCE, DECEMBER 31, 2006                                                          114,055      1,769,071     1,883,126

  Net income                                                      $ 183,627               -        183,627       183,627
  Cumulative effect of change in
     accounting for income taxes                                          -               -            400           400
  Cumulative effect of change in accounting
     for pension obligations, net of tax - ($32,059)                      -         (59,190)             -       (59,190)
  Foreign currency translation adjustment,
     net of tax - ($1,601)                                           33,331          33,331              -        33,331
  Change in unrealized losses, net of tax - ($106,012)             (210,871)       (210,871)             -      (210,871)
  Reclassification adjustment for (gains)
     included in net income, net of tax - ($19,523)                 (37,841)        (37,841)             -       (37,841)
  Change in pension liability, net of tax - $1,975                    3,667           3,667              -         3,667
                                                                  ---------
  Comprehensive loss                                              $ (28,087)
                                                                  =========
                                                                           ---------------------------------------------
BALANCE, DECEMBER 31, 2007                                                         (156,849)     1,953,098     1,796,249

  Net loss                                                        $(148,911)                      (148,911)     (148,911)
  Cumulative effect of change in accounting
     for SFAS No. 157, net of tax - $435                                                               809           809
  Foreign currency translation adjustment,
     net of tax - $3,239                                            (18,595)        (18,595)             -       (18,595)
  Change in unrealized losses, net of tax - ($184,344)             (383,557)       (383,557)             -      (383,557)
  Reclassification adjustment for losses
     included in net loss, net of tax - $7,665                       14,236          14,236              -        14,236
  Change in pension liability, net of tax - ($31,628)               (55,878)        (55,878)             -       (55,878)
                                                                  ---------
  Comprehensive loss                                              $(592,705)
                                                                  =========
                                                                           ---------------------------------------------
BALANCE, DECEMBER 31, 2008                                                        $(600,643)    $1,804,996    $1,204,353
========================================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2008, 2007 and 2006
(000s omitted)

================================================================================================
                                                                2008        2007        2006
------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                         $(148,911)   $ 183,627   $ 186,601
      Adjustments to reconcile net income (loss) to
         net cash provided by operating activities:
      Undistributed (earnings) losses of
         unconsolidated subsidiaries                               403        3,349      (1,657)
      Other investment (income)                                      -            -        (696)
      Amortization of deferred policy acquisition
         costs                                                 354,142      317,348     284,503
      Policy acquisition costs deferred                       (360,811)    (371,137)   (458,044)
      Depreciation of office properties, equipment,
         software and real estate                               45,058       44,322      39,794
      Amortization of bond premium and discount                 49,627           12      11,481
      Net realized investment (gains) losses                   460,783       69,874     (22,349)
      Policyholder assessments on investment-type
         contracts                                             (29,168)     (30,785)    (47,690)
      Interest credited to policyholder account
         balances                                              148,988      162,143     149,137
      Gain on sale of discontinued operations                        -      (17,875)     (2,820)
      Impairment of computer software                           15,725            -           -
   Changes in other assets and liabilities:
      Accrued investment income                                 (2,825)       4,649       2,518
      Reinsurance recoverables                                 (51,298)     (15,731)     88,126
      Premiums receivable                                      (67,151)     (87,581)     (6,850)
      Other assets and receivables                              13,504       17,723     (75,572)
      Deferred tax asset, net                                  (89,037)     (24,427)     12,156
      Insurance reserves                                       139,361      272,527     156,371
      Unearned premiums                                         19,646      (78,375)      2,725
      Accrued income taxes                                     (22,749)      14,169     (20,484)
      Accounts payable and other liabilities                   (97,383)     (47,392)     75,783
------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                      377,904      416,440     373,033
================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2008, 2007 and 2006
(000s omitted)

=========================================================================================================
                                                                    2008           2007           2006
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investments:
     Debt securities                                            $(2,461,114)   $(1,970,580)   $(3,138,725)
     Equity securities                                             (284,396)      (344,491)      (341,865)
     Mortgage loans                                                (108,562)      (277,746)      (260,445)
     Real estate                                                     (2,894)        (2,634)        (4,221)
     Short-term investments                                        (414,498)      (240,597)      (292,842)
     Other invested assets                                         (610,696)      (269,226)      (173,838)
  Proceeds on sale or maturity of investments:
     Debt securities                                              1,714,319      2,322,072      3,535,678
     Equity securities                                              385,687        521,419        356,851
     Mortgage loans                                                  51,437         73,890         48,503
     Real estate                                                     53,841         12,350             76
     Short-term investments                                         218,636        362,657        154,682
     Other invested assets                                          487,640         79,490        105,344
  Purchases of office properties, equipment, and
     computer software                                              (43,245)       (53,065)       (46,486)
  Proceeds from sale of discontinued operations                           -         75,260              -
  Proceeds from sale of unconsolidated affiliate                      1,312              -              -
  Investments in unconsolidated affiliates                             (137)       (12,223)       (27,525)
  Change in policy loans and other, net                               5,519          1,445          5,418
---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES              (1,007,151)       278,021        (79,395)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholder account deposits                                   1,170,101      1,112,242      1,030,592
  Policyholder account withdrawals                                 (969,675)    (1,446,817)    (1,312,874)
  Change in bank overdrafts                                          18,403         (5,485)        34,067
  Distribution to minority partners                                 (13,064)             -              -
  Notes payable - borrowings                                        102,643              -              -
  Notes payable - repayments                                         (3,572)          (810)           (56)
---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                 304,836       (340,870)      (248,271)
---------------------------------------------------------------------------------------------------------
EFFECT OF FOREIGN EXCHANGE RATE ON CASH BALANCES                     (3,943)         7,338          3,333
CHANGE IN CASH AND CASH EQUIVALENTS                                (324,411)       353,591         45,367
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                      607,209        246,280        197,580
---------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                        $   278,855    $   607,209    $   246,280
=========================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
  Cash paid during the year for interest                        $     3,310    $     3,977    $        62
  Cash paid during the year for income taxes, net of refunds         38,653         59,521         59,175
=========================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. GENERAL
--------------------------------------------------------------------------------

MERGER

CUNA Mutual Insurance Society is a mutual life insurance company that represents the merger of two predecessor companies, CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company ("CMLIC"), both of which were mutual life insurance companies. Prior to the merger, which was consummated on December 31, 2007, CUNA Mutual Insurance Society and CMLIC had been joined in an agreement of permanent affiliation. The companies had a common management team and board of directors. During 2007 CUNA Mutual Insurance Society changed its state of domicile from Wisconsin to Iowa and both companies secured the necessary approvals from the Iowa Insurance Commissioner and the Attorney General as well as the approvals of their respective Boards of Directors and policyholders to merge into a single corporate entity ("CUNA Mutual" or the "Company"). The Internal Revenue Service also issued a private letter ruling that the merger would be tax free.

The merger has been accounted for as a pooling of interests. Accordingly, the accompanying consolidated financial statements reflect the sum of the two merged entities' previous financial statements as if they had been merged prior to the earliest period presented herein. The accompanying consolidated financial statements reflect the elimination of intercompany balances and transactions between the two merged companies.

NATURE OF BUSINESS

CUNA Mutual is a mutual life insurance company organized under the laws of Iowa for the purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans, and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company's subsidiaries and affiliates are also engaged in the business of property and casualty insurance, investment management, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members. The Company also writes crop insurance.

CUNA Mutual is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in Canada and other foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States have a significant concentration of business.

The current financial market turmoil could impact the operations of both credit unions as well as credit union members, which in turn could impact the Company's collection of balances due from its customers and future revenues and operations. Management believes that it has made appropriate provision for any probable collection losses of balances due from credit unions or their members at December 31, 2008.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CUNA Mutual and companies in which the Company directly or indirectly has a controlling financial interest. All intercompany accounts and transactions have been eliminated. The Company consolidates Variable Interest Entities ("VIE") when it is the primary beneficiary. A primary beneficiary is the variable interest that will absorb a majority of the expected losses or receive a majority of the entity's expected returns, or both. The Company began consolidating CU System Funds ("CUSF"), a VIE, after it became the primary beneficiary effective August 1, 2008. CUSF invests primarily in commercial mortgage loans issued by credit unions.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, determinations of other-than-temporary impairments, deferred policy acquisition costs, capitalized internally developed software, goodwill and intangible assets, deferred tax asset valuation, insurance reserves, pension and post-retirement obligations and accrued expenses are most affected by the use of estimates and assumptions.

INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive loss as a separate component of policyholders' surplus unless designated as a hedged item in a fair value hedge.

Debt and equity securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment gains (losses), when management expects the cost not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a more detailed discussion.

Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, net of valuation allowances. Impairments are recorded in net realized investment gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

estimated fair value of the underlying collateral. The present value of expected future cash flows discounted at the loan's effective interest rate is used to determine fair value. Valuation allowances are provided when it becomes probable the Company will be unable to collect the total contractual amounts due. Based on the Company's analysis as of December 31, 2008 and 2007 there was no need for a mortgage loan valuation allowance. The Company carries certain investments in mortgage loans at fair value that are owned by an investment company consolidated effective August 1, 2008. See Note 16.

Investments in real estate are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impairments are determined when the carrying value of the real estate investment exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment gains (losses). Certain real estate was reclassified to held for sale August 1, 2008 and is not being depreciated after that date.

Policy loans are reported at their unpaid principal balance.

Short-term investments includes debt securities with maturities from date of purchase under one year, and in 2007 the reinvestment of cash collateral received for securities lending transactions, are reported at amortized cost, which approximates fair value.

Limited partnerships represent interests in companies that primarily invest in debt and equity securities of other corporations. Investments in limited partnerships are accounted for using the equity method. The portfolios of these limited partnerships frequently hold non-investment grade debt and private equity securities of smaller privately held companies which are significantly less liquid than public securities. As such, they are subject to market-related risks and uncertainties and the risk inherent in estimating the fair values of such securities.

Other invested assets primarily represent derivatives and student loans receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" below for a detailed discussion of the Company's derivatives. Student loans receivable are also carried at fair value and changes in fair value are reported in net realized investment gains (losses).

Interest income is recognized on an accrual basis. For mortgage-backed and other structured securities, income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans receivable and derivative activity. Income from real estate investments and student loans receivables is accounted for on the accrual basis. Income from investments in limited partnership interests accounted for utilizing the equity method of accounting is recognized based on the financial results of the entity and Company's proportionate interest. Income from derivatives is recognized when the cash settlement is received.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS No. 157"), as of January 1, 2008, for its financial assets and financial liabilities that are, by policy, carried at fair value. See Note 3 for a discussion of the provisions of this accounting standard and the effects of its implementation.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as interest rate swaps, equity options, cross currency swaps and foreign currency futures and forwards, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at estimated fair value.

Derivatives embedded within non-derivative instruments must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value. Examples include certain guarantees contained in variable annuity policies and equity indexed annuities.

When derivatives meet specific criteria, the Company may classify derivatives as fair value hedges, cash flow hedges or hedges of net investment. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to measure the ineffectiveness and assesses the effectiveness of the hedging relationship and records any ineffectiveness in net realized investment gains (losses).

Fair Value Hedges: The Company designates certain interest rate swaps and foreign currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in net realized investment gains (losses). The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment gains (losses). The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates cross currency swaps and interest rate swaps as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive loss to the extent it is effective. Amounts are reclassified from accumulated other comprehensive loss to net investment income when the hedged item affects earnings.

Hedges of Net Investments: The Company uses foreign currency futures to hedge a portion of the outstanding after tax equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the foreign currency futures

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

are recorded in accumulated other comprehensive loss. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded currently in net realized investment gains (losses).

Non-Hedge Derivatives: Changes in fair value, income and expense associated with derivatives that are not classified as qualified hedges are recorded in net realized investment gains (losses).

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in unconsolidated affiliates includes investments in companies in which the Company can exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when its ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of operations, net of related income taxes.

The Company owns 50% of an affiliate which collects fees from credit unions for use of technology used to make consumer auto loan underwriting and interest rate pricing determinations. The fee is only collected on issued loans which are covered by default insurance underwritten by the Company. The Company has determined that this is a revenue arrangement with multiple deliverables which cannot be divided into separate units of accounting. Accordingly, the Company defers its share of the earnings of the affiliate and recognizes them in proportion to the premium recognized over the expected period of insurance risk.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills, money market instruments, and commercial paper with maturities at the date of purchase under 90 days.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability coverages are issued on either a single premium or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Generally, individual and group life and health insurance premiums are recognized as earned on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally earned ratably over the periods to which the premiums relate. Premiums written for crop insurance are recorded on the later of the effective date of the contract or when they can be reasonably estimated, and are generally earned on a pro rata basis over the period of risk. Certain property and casualty contracts insure lenders against losses related to loan collateral. For these types of policies, the Company recognizes the premium over the expected period of exposure, usually two to six years. The premium is also recognized on an accelerated basis compared to the pro rata method to reflect the pattern of declining insurance loss exposure. An unearned premium reserve is established for the unexpired portion of credit, property and casualty, health, and certain other insurance premiums.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Term-life and whole-life insurance premiums are recognized as premium income when due. Related policy benefits and expenses for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. The deferred profits are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income and policy fees such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of operations, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

OTHER INCOME

The Company acts as an advisor for mutual funds and recognizes investment advisory fees when earned in accordance with the underlying agreements. CUNA Mutual also acts as investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of the customer's portfolio. Fees received for performance of recordkeeping and reporting services for benefit plans are recognized as revenue when the service is performed or earned. Administrative fees paid in advance are deferred and recognized over the period of service. The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on expected cancellations. Service fee income is generally recognized ratably over the period of service.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that vary with, and are primarily related to, the production of new and renewal business are deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and sales costs, premium taxes, and certain policy issuance and underwriting costs. In addition, the Company reimburses credit unions for certain administrative expenses they incur from the production of new and renewal business sold by the Company. These expenses primarily relate to credit life and credit disability policies as well

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

as property and casualty products sold to credit unions and credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such reimbursements totaled $224,776, $194,821 and $184,775 for the periods ended December 31, 2008, 2007 and 2006, respectively. These expenses are also deferred unless the expenses are associated with non-insurance products or brokered business, or do not vary with production.

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies generally in proportion to the premium recognized. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. The deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted retrospectively for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred acquisition costs on investment contracts is made and allocated to accumulated other comprehensive income for the effect on deferred acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses, on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. The current economic turmoil, particularly the volatility of the current financial markets and the impairment of securities, increase the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred acquisition costs. Future changes in estimated gross profits could result in additional retrospective adjustments to deferred acquisition costs and such adjustments could be material.

Recoverability and Loss Recognition: Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, deferred acquisition costs would be written off in the consolidated statement of operations to the extent that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs that results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues and deferred sales inducements are written off to expense. Acquisition costs, sales inducements, and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

substantial change is accounted for as a continuation of the existing contract and the existing deferred acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs related to sales inducements offered on sales to new policyholders are deferred and recorded in other assets. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to ten years, while for office properties it is generally 20 years. The following table provides a summary of office properties, equipment, and computer software.

===================================================================================================
                                                                              2008           2007
---------------------------------------------------------------------------------------------------
Office properties                                                           $ 201,074     $ 199,675
Office equipment                                                              131,113       190,174
Computer software                                                             168,540       187,273
---------------------------------------------------------------------------------------------------
Total cost of office properties, equipment, and computer software             500,727       577,122
Accumulated depreciation                                                     (308,272)     (367,822)
---------------------------------------------------------------------------------------------------
Office properties, equipment and computer
  software at cost less accumulated depreciation                            $ 192,455     $ 209,300
===================================================================================================

Depreciation expense totaled $42,337, $39,444, and $34,593 in 2008, 2007, and 2006, respectively. The Company determined that a portion of its internally developed software was impaired in 2008 and recorded a charge to expense of $15,725.

SEPARATE ACCOUNTS

Separate accounts represent customer accounts that are related to certain contracts issued by the Company, such as variable annuities, variable life insurance policies, and certain other contracts, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum return or account value upon death, partial withdrawal or specified contract anniversary date. The liabilities for these guarantees are not included in the separate accounts. See Note 3, Investments--Embedded Derivatives, for a discussion of these guarantees. Contract holders are able to invest in investment funds managed for their benefit. More than 50% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The Company acts as the investment advisor for more than 85% of the funds invested in the unit investment trusts.

Separate account assets are carried at fair value. Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account liabilities are equal to the separate account assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statement of operations or accumulated other comprehensive income, except to the extent that the Company has an investment in the separate account.

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) by the Company when they are assessed to the contract holder.

GOODWILL AND OTHER INTANGIBLES

Goodwill and other intangible assets resulting from acquisitions are subject to an annual impairment test. See Note 16 for a description of 2008 and 2006 impairments charged to expense. Other intangible assets are amortized on the straight line basis over their estimated useful lives, typically five or six years. Goodwill is not amortized. Goodwill and other intangible assets are set forth in the following table.

================================================================================
                                                          2008            2007
--------------------------------------------------------------------------------
Goodwill, net                                           $20,641         $20,656
--------------------------------------------------------------------------------
Intangible assets                                         5,402           6,270
Accumulated amortization on intangible assets            (4,353)         (3,576)
--------------------------------------------------------------------------------
Intangible assets, net                                    1,049           2,694
--------------------------------------------------------------------------------
Total goodwill and other intangibles, net               $21,690         $23,350
================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Amortization expense of other intangible assets was $1,338, $999, and $727 for the years ended December 31, 2008, 2007, and 2006, respectively. The following table is a summary of the estimated aggregate amortization expense for the next five years and thereafter.

================================================================================
Estimated aggregate amortization expense for other intangibles
--------------------------------------------------------------------------------
   2009                                                                   $  230
   2010                                                                      161
   2011                                                                      161
   2012                                                                      161
   2013                                                                      154
   Thereafter                                                                182
--------------------------------------------------------------------------------
Total estimated amortization expense                                      $1,049
================================================================================

INSURANCE RESERVES

Life and health reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities is determined.

For non-participating term-life and whole-life insurance products, or participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.5% to 9.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.8% to 7.0%.

Reserves for property and casualty products represent the estimated claim cost and loss adjustment emerging expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid. Similar reserves are also recorded for unpaid life and accident and health benefits. Certain claims, usually resulting from a disability, are discounted. Such estimates are based on individual case estimates for reported losses and estimates for incurred but not reported losses based on past experience and are stated net of estimated salvage and subrogation recoverables of $33,702 and $38,175 at December 31, 2008 and 2007, respectively. These estimates are adjusted in the aggregate for ultimate

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be significant.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 3.4% to 4.3% in 2008 and 2.8% to 7.0% in 2007. Future minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

PREPAID COMMISSIONS

The Company offers mutual funds to credit union members and other investors. Investors purchasing "B" or "C" shares do not pay an upfront sales charge but are subject to higher annual fees and must pay a surrender charge for redemptions during a designated surrender period, currently six years for "B" shares and one year for "C" shares. Commissions paid to the Company's sales representatives are deferred and amortized to expense ratably over the surrender charge period. The Company assesses the recoverability of the prepaid commissions by calculating the undiscounted cash flows expected from future annual fees and surrender charges. An impairment is required if the asset exceeds the expected cash flows. No such impairments were required in the periods presented.

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of operations are reported net of the amounts ceded to other companies under such reinsurance contracts. Reinsurance recoverables are recorded as an asset for the portion of benefits paid and insurance reserves that have been ceded. A prepaid reinsurance asset is recorded for the portion of unearned premiums that relate to policies that have been ceded. Any contracts that do not effectively transfer the risk of loss are recorded using the deposit method of accounting.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans. The Company uses a December 31 measurement date for all pension and other postretirement benefit plans.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

In 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - An Amendment of FASB Statements No. 87, 88, 106, and 132(R). Effective with the adoption of the statement on December 31, 2007, the Company recognized the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2007 are now charged, net of income tax, to accumulated other comprehensive loss. Changes in funded status in future periods will also be charged, net of income tax, to accumulated other comprehensive loss. Additionally, the statement amended the additional minimum pension liability provision required by previous accounting guidance.

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if certain requirements are met. These benefits were eliminated effective December 31, 2008 for non-represented employees and those represented employees who retired prior to June 1, 2005. See Note 9 for a detailed discussion of these changes.

INCOME TAXES

The Company recognizes taxes payable or refundable currently and deferred taxes for the tax consequences of differences between financial reporting and the tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 4 for a detailed discussion.

The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. The Company accounts for such contingent liabilities in accordance with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, beginning in 2007. Accordingly, the Company reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return.

FOREIGN EXCHANGE

The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive loss as a separate component of policyholders' surplus.

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive loss as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of operations.

RECENT ACCOUNTING STANDARDS - ADOPTED

In 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS No. 157"), effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively. SFAS No. 157 provides consistent guidance for using fair value to measure assets and liabilities. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. In February 2008 the FASB issued Staff Positions No. 157-1 and No. 157-2 which partially defer the effective date of SFAS No. 157 for one year for certain nonfinancial assets and liabilities and remove certain leasing transactions from the scope of SFAS No. 157. In October 2008 the FASB issued Staff Position No. 157-3 which clarifies the application of SFAS No. 157 when the market for an asset is not active.

The Company applied the provisions of SFAS No. 157 in the 2008 consolidated financial statements. In addition to the new disclosures required by SFAS No. 157, the most significant impact was on the calculation of the fair value of derivatives embedded in annuity products. The Company recognized an increase to policyholders' surplus of $809 at January 1, 2008 to reflect the effect of initial adoption of SFAS No. 157 on the fair value of embedded derivatives, net of tax. The Company's adoption of SFAS No. 157 did not materially impact the fair values of other financial instruments. The Company did not apply SFAS No. 157 to nonfinancial assets and liabilities as permitted by FASB Staff Position No. FAS 157-2. See Note 3 for a further discussion of fair value measurement and SFAS No. 157.

In 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159"), effective for fiscal years beginning after November 15, 2007. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this statement, except for the provisions relating to the valuation of debt and equity securities, apply only to entities that elect the fair value option. The Company did not apply the fair value option to any existing assets or liabilities as of January 1, 2008. Accordingly, the initial adoption of SFAS No. 159 had no impact on the Company's consolidated financial statements. During 2008, the Company chose to apply the fair value option to its originations/purchases of student loans receivables. See Note 3 for a further discussion of the fair value measurement and SFAS No. 159.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS No. 162"). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. SFAS No. 162 became effective November 15, 2008. SFAS No. 162 and had no effect on the Company's consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

In January 2009, the FASB issued FASB Staff Position ("FSP") No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20, effective for fiscal years ending after December 15, 2008. The objective of the new FSP is to make the impairment models for debt securities more consistent between those subject to analysis under SFAS No. 115 and Emerging Issues Task Force No. 99-20. Adoption of the FSP did not have a material impact on the Company's consolidated financial statements.

RECENT ACCOUNTING STANDARDS - PENDING

In 2007, the FASB issued a revision of SFAS No. 141, Business Combinations, which is effective prospectively for fiscal years beginning after December 14, 2008. Some of the significant provisions include: a clear definition of the acquirer in a business combination; full recognition of all assets acquired and liabilities assumed at their fair values on the acquisition date, including certain contingencies; expensing acquisition-related costs; and recognition of a bargain purchase as a gain in earnings. Because the new statement will be adopted prospectively, it will only have an impact on the Company in the event the Company makes future acquisitions.

In 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 ("SFAS No. 160"). The new statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest that should be reported in equity; requires disclosure in the income statement of the amounts of consolidated net income attributed to both the parent and the noncontrolling interest; establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that do not result in deconsolidation; and requires a parent to recognize a gain or loss in net income when a subsidiary is deconsolidated. The Company is currently evaluating SFAS No. 160, which is effective for fiscal years beginning after December 14, 2008, and has not determined the impact on its consolidated balance sheet or statement of operations.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities--An Amendment of FASB Statement No. 133 ("SFAS No. 161"). SFAS No. 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Because SFAS No. 161 only requires additional disclosures, it will have no impact on the Company's consolidated balance sheets and statements of operations, and cash flows.

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60 ("SFAS No. 163"). The Company does not issue financial guarantee insurance contracts and therefore SFAS No. 163 will have no impact on its consolidated financial statements.

The FASB issued FSP No. 132(r)-1, Employers' Disclosures About Postretirement Benefit Plan Assets which will be effective for fiscal years ending after December 15, 2009. The main objectives of the new FSP are to expand information about benefit plan assets and provide detail about determination of fair values of plan assets consistent with SFAS No. 157. The FSP will increase disclosures but will not have an impact on the Company's consolidated balance sheets and statements of operations.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. INVESTMENTS
--------------------------------------------------------------------------------

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2008 are as follows:

==================================================================================================
                                        Amortized           Gross Unrealized            Estimated
December 31, 2008                         Cost           Gains           Losses         Fair Value
--------------------------------------------------------------------------------------------------
U.S. government and agencies           $  451,149       $ 9,359        $  (2,371)       $  458,137
States and political subdivisions         348,691         1,339          (22,345)          327,685
Foreign government securities             250,997        12,008           (6,949)          256,056
Domestic corporate securities           2,358,712        22,538         (275,302)        2,105,948
Mortgage-backed securities:
   Residential mortgage-backed          1,084,999        12,347         (178,647)          918,699
   Commercial mortgage-backed             472,939         2,227         (137,226)          337,940
Non-mortgage asset-backed securities      300,312           297         (129,249)          171,360
Foreign corporate securities              849,255         3,838          (97,786)          755,307
--------------------------------------------------------------------------------------------------
Total debt securities                  $6,117,054       $63,953        $(849,875)       $5,331,132
==================================================================================================

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2007 are as follows:

==================================================================================================
                                        Amortized           Gross Unrealized            Estimated
December 31, 2007                         Cost           Gains           Losses         Fair Value
--------------------------------------------------------------------------------------------------
U.S. government and agencies            $   88,258      $   957        $       -        $   89,215
States and political subdivisions          301,885        5,227           (1,450)          305,662
Foreign government securities              360,710        8,778           (2,812)          366,676
Domestic corporate securities            2,375,012       30,658          (44,564)        2,361,106
Mortgage-backed securities:
   Residential mortgage-backed           1,236,934        3,756         (183,557)        1,057,133
   Commercial mortgage-backed              521,691        1,753          (35,213)          488,231
Non-mortgage asset-backed securities       220,231          485           (2,521)          218,195
Foreign corporate securities               839,740       10,867          (30,979)          819,628
--------------------------------------------------------------------------------------------------
Total debt securities                   $5,944,461      $62,481        $(301,096)       $5,705,846
==================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The amortized cost and estimated fair values of investments in debt securities at December 31, 2008, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

=========================================================================================
                                                        Amortized              Estimated
                                                          Cost                 Fair Value
-----------------------------------------------------------------------------------------
Due in one year or less                                 $  155,410             $  150,546
Due after one year through five years                    1,501,108              1,433,278
Due after five years through ten years                   1,766,813              1,616,940
Due after ten years                                        835,473                702,368
Mortgage-backed securities:
  Residential mortgage-backed                            1,084,999                918,699
  Commercial mortgage-backed                               472,939                337,941
Non-mortgage asset-backed securities                       300,312                171,360
-----------------------------------------------------------------------------------------
Total debt securities                                   $6,117,054             $5,331,132
=========================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair value of investments in available for sale equity securities at December 31 are as follows:

===========================================================================================
                                                    Gross Unrealized             Estimated
                                  Cost           Gains          Losses           Fair Value
-------------------------------------------------------------------------------------------
2008                            $283,475        $ 2,722        $(69,267)          $216,930
2007                             441,538         37,085         (10,866)           467,757
===========================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

EQUITY IN UNCONSOLIDATED AFFILIATES

The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

=================================================================================================
         Name of Affiliate               CUNA Mutual                  CUNA Mutual Share of Net
        and the Company's               Carrying Value                Income (Loss), After Tax
       Ownership Percentage            2008        2007            2008        2007         2006
-------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
   Company (50%)                     $117,903    $113,840        $ 4,233     $15,321      $16,802
CMG Mortgage Assurance
   Company (50%)                        4,324       4,411            (94)       (138)          78
CMG Mortgage Reinsurance
   Company (50%)                        9,501       9,636             48       1,083        1,216
Credential Financial Inc. (50%)        11,245      15,597         (1,366)      1,690        1,315
All other affiliates (various
   ownership percentages)              14,930      22,077          2,387      (1,464)        (315)
-------------------------------------------------------------------------------------------------
Total                                $157,903    $165,561        $ 5,208     $16,492      $19,096
=================================================================================================

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2008 and 2007 are set forth in the table below:

=======================================================================================================
                                                   Assets       Liabilities     Assets      Liabilities
                                                    2008           2008          2007          2007
-------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance Company                    $339,431       $103,625      $283,199      $ 55,518
CMG Mortgage Assurance Company                       9,344            696         9,577           755
CMG Mortgage Reinsurance Company                    30,577         11,575        23,859         4,588
Credential Financial Inc.                          178,162        155,673       199,204       168,012
=======================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

MORTGAGE LOANS

The Company's mortgage loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2008, the commercial mortgage loan portfolio had an average remaining life of 6.0 years, with all principal due prior to 2028. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 4.1% of the aggregate mortgage loan portfolio balance. There were no delinquencies and no valuation allowances as of December 31, 2008 and 2007.

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

==================================================================
                                             2008           2007
------------------------------------------------------------------
California                                   15.1%          15.6%
Illinois                                      8.3            8.7
Texas                                         8.0            9.1
Kansas                                        7.3            7.4
Missouri                                      6.4            7.8
Ohio                                          5.9            8.0
Florida                                       5.8            5.3
New York                                      5.4            1.2
Washington                                    5.1            6.4
Minnesota                                     4.9            6.4
==================================================================

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

==================================================================
                                             2008           2007
------------------------------------------------------------------
Office                                       31.7%          36.7%
Industrial                                   26.1           25.1
Retail                                       23.2           21.8
Apartment                                     9.6           10.1
Other                                         9.4            6.3
------------------------------------------------------------------
 Total                                      100.0%         100.0%
==================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

REAL ESTATE

Real estate investments consisted of the following at December 31:

===============================================================================
                                                         2008           2007
-------------------------------------------------------------------------------
Real estate held for the production of income          $ 15,335       $116,825
Accumulated depreciation                                 (6,145)       (63,764)
-------------------------------------------------------------------------------
Net real estate held for the production of income      $  9,190       $ 53,061
===============================================================================
Real estate held for sale                              $ 49,138       $      -
Accumulated depreciation                                (27,917)             -
-------------------------------------------------------------------------------
Net real estate held for sale                          $ 21,221       $      -
===============================================================================

Depreciation expense on investments in real estate totaled $2,721, $4,878 and $5,201 for the years ended December 31, 2008, 2007 and 2006, respectively. There were no impairments recognized on real estate in 2008, 2007 or 2006.

Real estate investments were categorized as follows at December 31:

==============================================================================================
                                                           2008                    2007
                                                  --------------------------------------------
                                                  Amount       Percent     Amount      Percent
----------------------------------------------------------------------------------------------
Office                                            $25,588       84.1%     $38,718        73.0%
Land                                                3,766       12.4        4,194         7.9
Retail                                              1,057        3.5       10,149        19.1
----------------------------------------------------------------------------------------------
Total real estate investments                     $30,411      100.0%     $53,061       100.0%
==============================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS

The details of short-term investments at amortized cost, which approximates fair value as of December 31, are as follows:

================================================================================
                                                   2008                  2007
--------------------------------------------------------------------------------
U.S. government and agencies                     $211,605              $      -
Foreign government securities                       9,301                11,565
Domestic corporate securities                       1,001               208,883
Certificates of deposit                             4,381                 9,822
Foreign corporate securities                          800                 2,594
--------------------------------------------------------------------------------
Total short-term investments                     $227,088              $232,864
================================================================================

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships under the equity method. Accordingly, the Company's investments in these limited partnerships are carried at cost plus or minus the Company's equity in the undistributed earnings or losses as reported by the partnerships. As a result of normal delays in the reporting of results by the partnerships, the Company records its equity interests on a one quarter lag basis, which means the partnership results for the fourth quarter are not recorded until the first quarter of the following year. Given fourth quarter 2008 market conditions, the Company expects the limited partnerships will report to the Company losses from their fourth quarter operations, which the Company will record in the first quarter of 2009.

The cost and carrying values of limited partnerships were composed of the following as of December 31:

================================================================================================
                                            2008                               2007
                                   Cost        Carrying Value         Cost        Carrying Value
------------------------------------------------------------------------------------------------
Energy funds                     $ 16,189         $ 15,237          $  6,884         $  6,412
Mezzanine                         130,464          125,348            85,829           83,674
Private equity                    151,977          144,290            98,446          106,664
Real estate                        43,087           18,241            26,794           25,081
Other                              31,279           26,568            23,617           23,654
------------------------------------------------------------------------------------------------
Total limited partnerships       $372,996         $329,684          $241,570          $245,485
================================================================================================

The Company funded $177,926 in 2008 and $197,549 in 2007, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

============================================================================================
                                                     2008           2007             2006
--------------------------------------------------------------------------------------------
Gross investment income (loss):
   Debt securities, available for sale             $342,109       $373,268         $366,851
   Equity securities, available for sale             11,865         32,293           25,080
   Mortgage loans                                    46,140         37,732           25,288
   Real estate                                       16,993         19,735           18,680
   Policy loans                                       7,134          7,248            7,200
   Limited partnerships                             (34,941)         1,737           (3,313)
   Derivative financial instruments                     673            229              295
   Short-term investments and other                  12,863         14,565           11,192
--------------------------------------------------------------------------------------------
Total gross investment income                       402,836        486,807          451,273
Investment expenses                                 (30,184)       (35,304)         (32,135)
--------------------------------------------------------------------------------------------
Net investment income                              $372,652       $451,503         $419,138
============================================================================================

Additional net investment income of $7,178 in 2007 and $4,969 in 2006 has been included with the results of discontinued operations. See Note 15.

Limited partnerships generally carry their investments at fair value. Changes in market value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results of the Company's interests in limited partnerships. In addition, determinations of the fair value of such investments by the limited partnerships is highly judgmental given the nature of the investments held by these limited partnerships, the fact that observable market data is frequently not available, and the current illiquid markets. Accordingly, the values assigned are subject to risks of variability. See discussion of "Fair Value Measurement" which is included in this Note.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

NET REALIZED INVESTMENT GAINS (LOSSES)

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

====================================================================================================
                                                          2008              2007             2006
----------------------------------------------------------------------------------------------------
Debt securities:
   Gross gains on sales                             $  41,101            $  18,245         $ 48,631
   Gross losses on sales                              (43,916)             (36,401)         (54,615)
   Maturities and other                               (19,549)              10,988            7,292
   Other than temporary impairment losses            (421,853)            (143,335)          (7,913)
Equity securities:
   Gross gains on sales                                23,690              118,559           50,312
   Gross losses on sales                              (21,929)             (13,880)          (4,056)
   Other                                               (1,436)                (225)            (380)
   Other than temporary impairment losses             (19,182)              (4,966)             (25)
Real estate                                            31,194                1,927                -
Mortgage loans                                         (1,593)               6,441                -
Derivative financial instruments                      (11,866)             (22,278)         (22,752)
Derivative financial instruments - embedded            (5,424)                   -                -
Other                                                 (10,020)              (4,949)           5,855
----------------------------------------------------------------------------------------------------
Net realized investment gains (losses)              $(460,783)           $ (69,874)        $ 22,349
====================================================================================================

Additional net realized investment gains of $19,531 and $298 in 2007 and 2006, respectively, have been reported in the results of discontinued operations; they were recognized by a Canadian property and casualty subsidiary which was sold in 2007. See Note 15.

Proceeds from the sale of debt securities were $1,168,584, $1,812,882 and $3,071,520 in 2008, 2007 and 2006, respectively. Proceeds from the sale of equity securities were $291,771, $494,233 and $310,413 in 2008, 2007 and 2006, respectively.

OTHER THAN TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for other-than-temporary impairment on an ongoing basis. The Company creates a watchlist of securities based on the fair value of an investment security relative to its amortized cost. When the fair value drops below 95% of the Company's cost the Company monitors the security for impairment. When the fair value drops below 80% of the Company's cost or amortized cost or the potential impairment is greater than $1,000, the Company performs a full analysis to determine if the decline in fair value qualifies as an other-than-temporary impairment. The determination of other-than-temporary impairment requires significant judgment on the part of the Company and will depend on several factors, including:

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

  o The duration and extent to which fair value has been less than book value.

  o The reason for the decline in fair value (credit concerns, interest rates, etc.)

  o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and implications of rating agency actions.

  o The intent and ability of CUNA Mutual to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

  o The Company's ability to recover all amounts due according to the contractual terms of the agreements. (Investments will be considered impaired when it is probable that amounts due according to contractual terms of the agreements will be uncollectible.)

  o The Company's collateral positions. (The bankruptcy of an issuer will not automatically trigger other-than-temporary impairment if the Company holds sufficient collateral.)

Determinations of other-than-temporary impairments are made by a combination of financial accounting and investment professionals after consideration of all of the relevant factors including those noted above. These determinations are estimates which are subject to risks and uncertainties of variability. If a security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and the cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recorded if the Company does not expect the fair value of the security to recover to its cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired security becomes its new cost basis.

For certain securitized financial assets with contractual cash flows, Emerging Issues Task Force No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery.
Estimating future cash flows is a judgment process involving both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

The provision for other-than-temporary impairments in 2008 ($441,035) was substantially larger than the provisions in 2007 ($148,301) and 2006 ($7,938). As shown in the table on the next page the vast majority of the Company's charges for other-than-temporary impairments have been attributable to residential mortgage-backed securities and, to a lesser extent, commercial mortgage-backed securities and non-mortgage, asset-backed securities as well as other securities. The significant increase in the provision for these losses over the past three years, and particularly in 2008, is due to a number of significant factors and downward trends in the general economy and financial markets, which have negatively affected the values of virtually all financial investments. The most significant factor contributing to the increased losses in both 2008 and 2007 is the severe decrease in residential real estate values.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2008, 2007 and 2006. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and greater understanding of economic trends develop. However, interpreting the effects and extent of the current market turmoil--particularly the decline in residential home values, the nature and effect of the government's actions, the overall employment trends, and the availability of credit--is a very complex estimation process and the predictive usefulness of historical trends is not known. Consistent with the Company's past practices, additional loss provisions will be recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional provisions could be material.

The following table identifies the Company's other-than-temporary impairments by type as of December 31:

=============================================================================================
                                                2008                 2007              2006
---------------------------------------------------------------------------------------------
States and political subdivisions            $     (27)           $       -          $      -
Foreign government securities                        -                 (261)               (3)
Domestic corporate securities                  (27,590)              (3,024)              (11)
Mortgage-backed securities:
   Residential mortgage-backed
      Prime                                       (844)                (938)                -
      Alt-A                                   (120,608)             (18,978)             (308)
      Sub-prime                                (59,871)             (76,162)           (6,798)
      Other                                     (3,995)                (974)             (399)
   Commercial mortgage-backed
      Non-resecuritized                              -               (1,900)             (331)
Non-mortgage asset-backed securities
      Collateralized debt obligations         (199,968)             (40,600)              (46)
      Other                                     (1,113)                 (74)              (17)
Foreign corporate securities                    (7,837)                (424)                -
---------------------------------------------------------------------------------------------
Total debt securities                         (421,853)            (143,335)           (7,913)

Equity securities                              (19,182)              (4,966)              (25)
---------------------------------------------------------------------------------------------
Total other than temporary
   impairment losses                         $(441,035)           $(148,301)         $ (7,938)
=============================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses) included in accumulated other comprehensive loss at December 31 were as follows:

=========================================================================================
                                                       2008          2007         2006
-----------------------------------------------------------------------------------------
Debt securities                                     $(785,922)    $(238,615)    $ 50,534
Equity securities                                     (66,545)       26,219      134,117
Derivatives                                            56,988        (2,471)        (423)
Deferred policy acquisition cost adjustments           56,740        16,984       (9,992)
Deferred income taxes                                 239,899        66,886      (55,693)
Other, including minority interest                     (6,055)       (4,577)      (5,405)
-----------------------------------------------------------------------------------------
Net unrealized investment gains (losses)            $(504,895)    $(135,574)    $113,138
=========================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008.

=========================================================================================================
                                   Months in Unrealized Loss Position
                           ---------------------------------------------------
                                  Less Than                   Twelve                        Total
                               Twelve Months             Months or Greater           December 31, 2008
--------------------------------------------------------------------------------------------------------
                                         Unrealized               Unrealized                  Unrealized
--------------------------------------------------------------------------------------------------------
Debt securities            Fair Value       Loss      Fair Value     Loss         Fair Value     Loss
--------------------------------------------------------------------------------------------------------
U.S. government
   and agencies            $  255,552     $  2,371     $      -    $      -       $  255,552    $  2,371
States and political
   subdivisions               260,438       20,008        7,192       2,337          267,630      22,345
Foreign government
   securities                  69,088        6,728        9,723         222           78,811       6,950
Domestic corporate
   securities               1,388,306      211,317      114,516      63,985        1,502,822     275,302
Mortgage-backed
   securities:
     Residential
       mortgage-backed        298,682       76,586       78,359     102,061          377,041     178,647
     Commercial
       mortgage-backed        224,478       69,164       45,717      68,062          270,195     137,226
Asset backed non-
   mortgage-backed
   securitites                 86,349       42,886       50,232      86,363          136,581     129,249
Foreign corporate
   securities                 470,093       71,721      103,436      26,064          573,529      97,785
--------------------------------------------------------------------------------------------------------
Total of debt securities    3,052,986      500,781      409,175     349,094        3,462,161     849,875
========================================================================================================
Equity securities             105,827       54,722       23,570      14,545          129,397      69,267
========================================================================================================
Total temporarily
   impaired securities     $3,158,813     $555,503     $432,745    $363,639       $3,591,558    $919,142
========================================================================================================

At December 31, 2008, the Company owned 1,913 debt securities with a fair value of $3,462,161 in an unrealized investment loss position. Of these, 394, with a fair value of $409,175, have been in an unrealized loss position for twelve or more months. The $349,094 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 46.0% price impairment. The price impairment on the remaining 1,519 debt securities is 14.1%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2008 and which are rated "investment grade," is $3,169,522 or 91.5% of the total fair value of all debt securities which reflect an unrealized loss at

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

December 31, 2008. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

At December 31, 2008, the Company owned 83 stocks with a fair value of $129,397 in an unrealized loss position. Of these, 18 with a fair value of $23,570 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents a 38.3% price impairment.

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007.

=============================================================================================================
                                          Months in Unrealized Loss Position
                               ---------------------------------------------------
                                     Less Than                    Twelve                       Total
                                   Twelve Months             Months or Greater          December 31, 2007
-------------------------------------------------------------------------------------------------------------
                                             Unrealized                 Unrealized                 Unrealized
Debt securities                Fair Value       Loss      Fair Value       Loss       Fair Value      Loss
-------------------------------------------------------------------------------------------------------------
States and political
  subdivisions                 $   79,722     $  1,440     $  1,078       $    10     $   80,800     $  1,450
Foreign government
  securities                      114,226        2,516       28,119           296        142,345        2,812
Domestic corporate
  securities                      900,040       36,049      155,098         8,515      1,055,138       44,564
Mortgage-backed
  securities:
     Residential
       mortgage-backed            567,286      149,644      273,694        33,913        840,980      183,557
     Commercial
       mortgage-backed            262,192       24,704      109,657        10,509        371,849       35,213
Asset backed non-
  mortgage-backed
  securitites                     163,579        2,110        8,086           411        171,665        2,521
Foreign corporate
  securities                      367,652       20,127       87,007        10,852        454,659       30,979
-------------------------------------------------------------------------------------------------------------
Total of debt securities        2,454,697      236,590      662,739        64,506      3,117,436      301,096
=============================================================================================================
Equity securities                 147,412       10,596       24,030           270        171,442       10,866
=============================================================================================================
Total temporarily
  impaired securities          $2,602,109     $247,186     $686,769      $ 64,776     $3,288,878     $311,962
=============================================================================================================

At December 31, 2007, the Company owned 955 debt securities with a fair value of $3,117,436 in an unrealized investment loss position. Of these, 162, with a fair value of $662,739, have been in an unrealized loss position for twelve or more months. The $64,506 unrealized loss for debt securities with

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

a loss period twelve months or greater represents an aggregate 8.9% price impairment. The price impairment on the remaining 800 debt securities is 8.8%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2007 and which are rated "investment grade," (as defined previously), was $2,808,191, or 90.1% of the total fair value of all debt securities which reflect and unrealized loss at December 31, 2007.

At December 31, 2007, the Company owned 58 stocks with a fair value of $171,442 in an unrealized loss position. Of these, five with a fair value of $24,030 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents less than a one percent price impairment.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities ("structured securities") which have an unrealized loss at December 31, 2008. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown are the number of structured securities involved.

=======================================================================================================
                                                         Fair Value By Percent of Impairment
                                           ------------------------------------------------------------
                           Amortized                                                           Greater
                             Cost            Total     Under 20%       20-49%       50-80%     than 80%
-------------------------------------------------------------------------------------------------------
Residential
  mortgage-backed:
    Six months or less     $  177,834      $157,745    $120,796       $ 36,949     $     -      $     -
    Greater than six
      to twelve months        197,435       140,938      46,135         90,984       3,819            -
    Greater than
      twelve months           180,419        78,358      22,868         30,372      19,265        5,853
-------------------------------------------------------------------------------------------------------
Total residential
  mortgage-backed             555,688       377,041     189,799        158,305      23,084        5,853
-------------------------------------------------------------------------------------------------------
  Number of securities                          100          55             30           9            6
Commercial
  mortgage-backed:
    Six months or less        226,524       184,774     155,133         18,329      10,888          424
    Greater than six
      to twelve months         67,119        39,705       6,162         26,147       6,768          628
    Greater than
      twelve months           113,778        45,716      11,499         17,816      10,576        5,825
-------------------------------------------------------------------------------------------------------
Total commercial
  mortgage-backed             407,421       270,195     172,794         62,292      28,232        6,877
-------------------------------------------------------------------------------------------------------
  Number of securities                           72          42             11          12            7
Non-mortgage
  asset-backed securities:
    Six months or less         94,976        71,526      62,639          6,081           -        2,806
    Greater than six
      to twelve months         34,259        14,823           -          9,791       3,529        1,503
    Greater than
      twelve months           136,595        50,232      19,735          9,033      16,501        4,963
-------------------------------------------------------------------------------------------------------
Total non-mortgage
  asset-backed securities     265,830       136,581      82,374         24,905      20,030        9,272
-------------------------------------------------------------------------------------------------------
  Number of securities                           55          30              4          10           11
Total:
  Six months or less          499,334       414,045     338,568         61,359      10,888        3,230
  Greater than six
    to twelve months          298,813       195,466      52,297        126,922      14,116        2,131
  Greater than
    twelve months             430,792       174,306      54,102         57,221      46,342       16,641
-------------------------------------------------------------------------------------------------------
  Total                    $1,228,939      $783,817    $444,967       $245,502     $71,346      $22,002
=======================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk. The Company's largest ten exposures by fair value to a single credit exposure, other than the United States government or agencies backed by the full faith and credit of the United States government, at December 31, 2008 are as follows:

======================================================================================================
                                                          Average          Amortized
December 31, 2008                                      Credit Rating         Cost           Fair Value
------------------------------------------------------------------------------------------------------
Spartech Corporation                                        BBB-            $ 35,000         $ 30,041
American Capital Strategies                                 BBB               31,279           28,466
JP Morgan Mortgage Trust 2005-S3                            AAA               24,818           19,090
Cattles PLC                                                 BBB               20,000           18,549
Dupont E I Nemours & Company                                 A                20,444           18,456
GMAC Mortgage Corporation 2005-JI                           AAA               19,953           17,354
LB-UBS Commercial Mortgage Trust 2001-C7                    AAA               17,732           17,009
RREEF America II                                             A-               19,000           16,769
Bank of America Alternative 2005-6                          AAA               25,248           16,485
Verizon Wireless Inc.                                        A                14,867           16,409
------------------------------------------------------------------------------------------------------
                                                                            $228,341         $198,628
======================================================================================================

The Company's largest ten unrealized loss positions, at December 31, 2008 are as follows:

====================================================================================================
December 31, 2008                                  Amortized Cost     Fair Value     Unrealized Loss
----------------------------------------------------------------------------------------------------
Countrywide Alternative Loan T 2005-46CB              $ 16,571          $ 4,463        $ (12,109)
Preferred Term XXIV                                     12,384            1,576          (10,808)
Credit Suisse 2006-OMA                                  13,129            2,518          (10,611)
Popular ABS Mortgage 2005-6                             12,000            1,476          (10,524)
Countrywide Alternative Loan 2005-57CB                  12,068            1,759          (10,308)
G-Force LLC 2005 RR2                                    20,059            9,935          (10,124)
Morgan Stanley Managed ACES 2007-11A                     9,968              200           (9,768)
Washington Mutual 2005-AR15                             10,184              927           (9,257)
Bank of America Alternative 2005-6                      25,248           16,485           (8,763)
Alesco Preferred Funding 10X                            10,064            1,414           (8,650)
----------------------------------------------------------------------------------------------------
                                                      $141,675          $40,753        $(100,922)
====================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

SECURITIES LENDING AGREEMENTS

The Company and certain of its subsidiaries were party to securities lending agreements until October 2008 when the Company and its subsidiaries discontinued its participation in these lending agreements. Prior to the discontinuance of the program, unrelated parties could borrow debt securities from the Company and were required to deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitored the collateral position daily and additional collateral was obtained if the market value of the collateral fell below 102% of the market value of the loaned securities. The Company remained the beneficial owner and the loaned securities were reported with debt securities on the consolidated balance sheets. At December 31, 2007, the fair value of securities loaned by the Company totaled $236,514.

The majority of collateral received was invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The cash flow changes related to securities lending activities are included in the investing section of the consolidated statements of cash flow. The fair value of collateral held was $243,845 at December 31, 2007, of which $47,283 was not available for investment by the Company and is not reflected in the consolidated balance sheets. The Company earned income from the cash collateral or received a fee from the borrower.

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to manage exposure to various credit, currency and market risks; and to manage exposure to various equity and fixed income market sectors.

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2008:

====================================================================================================
                                               Carrying       Notional           Fair Value
           December 31, 2008                    Value          Amount        Assets      Liabilities
----------------------------------------------------------------------------------------------------
Financial futures                              $(14,227)      $304,678       $   115       $14,342
Cross currency swaps                              8,352         37,989         8,352             -
Purchased option contracts                       11,737        280,733        11,737             -
Written option contracts                         (8,902)         2,808             -         8,902
----------------------------------------------------------------------------------------------------
Total derivative financial instruments         $ (3,040)      $626,208       $20,204       $23,244
====================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2007:

=====================================================================================================
                                                Carrying      Notional             Fair Value
           December 31, 2007                     Value         Amount          Assets     Liabilities
-----------------------------------------------------------------------------------------------------
Financial futures                               $  1,053      $142,418        $ 1,356       $   303
Currency forwards                                    (24)        1,967              4            28
Cross currency swaps                              (1,491)       37,989            197         1,687
Interest rate swaps                               (2,388)       29,000              -         2,388
Purchased option contracts                        17,155       233,430         17,155             -
Written option contracts                         (10,113)       (4,238)             -        10,114
-----------------------------------------------------------------------------------------------------
Total derivative financial instruments          $  4,192      $440,566        $18,712       $14,520
=====================================================================================================

Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were effective in 2008 and 2007. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of the foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive loss. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. Based on this assessment of effectiveness, the foreign net investment hedge using short foreign currency futures contracts were effective in 2008 and 2007.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Foreign currency futures and equity futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized investment gains (losses).

Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of foreign currency denominated long-term bonds are classified as foreign currency fair value hedges. The Company assesses the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2008 and 2007. If the foreign currency forwards were not deemed highly effective, the change in fair value of the foreign currency forwards would be recorded in net realized investment gains (losses) with no offset from the hedged item. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

Foreign currency forwards hedging foreign currency denominated bonds that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency forwards are recorded in net realized investment gains (losses).

Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive loss to an extent it is effective. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment gains (losses). Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2008 and 2007.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

In 2008, the Company entered into interest rate swaps designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged instruments. Based on this assessment of effectiveness, the cash flow hedges were highly effective in 2008. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive loss was adjusted to the lesser of the actual swap fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive loss was limited to the hypothetical swap's fair value, the difference was recorded in net realized investment gains (losses). The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged instruments. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

In 2007, the Company designated its interest rate swaps as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. Based on this assessment of effectiveness, the fair value hedges were highly effective in 2007. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

The Company also purchases over-the-counter call options to mitigate the risk of returns offered to policyholders who purchase equity indexed annuities. Net gains (losses) of ($13,823), $459 and $2,084 were recorded to net realized investment gains (losses) in 2008, 2007 and 2006, respectively.

The Company issues equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the potential growth in interest credited to the customer as a direct result of the increases in the related indices.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives and the offset of the hedged item in an effective hedge for the years ended December 31:

=========================================================================================================
                                                                     2008          2007           2006
---------------------------------------------------------------------------------------------------------
Net investment income, reclassed from
  accumulated other comprehensive income (loss):
    Cross currency swaps, cash flow hedge                          $      -      $ (2,208)       $      -
    Interest rate swaps, cash flow hedge                                317           148               -
---------------------------------------------------------------------------------------------------------
Total derivatives reclassed to net investment income                    317        (2,060)              -
---------------------------------------------------------------------------------------------------------
Net realized investment gains (losses):
  Currency futures, fair value hedge                                 13,245       (10,065)        (19,491)
  Currency futures, ineffectiveness in hedge                            307          (268)           (207)
  Currency futures, non-qualifying                                    1,271       (10,377)         (4,860)
  Currency forwards, non-qualifying                                     (14)         (171)           (144)
  Equity futures, non-qualifying                                    (10,736)          333               -
  Interest rate swaps, fair value hedge                              (1,706)       (1,927)              -
  Interest rate swaps, ineffectiveness in hedge                        (366)         (173)              -
  Interest rate swaps, non-qualifying                                     -             -            (190)
  Options, non-qualifying                                           (13,867)          370           2,140
---------------------------------------------------------------------------------------------------------
Total net realized investment gains (losses) on derivatives         (11,866)      (22,278)        (22,752)
---------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income (loss):
  Currency futures, net investment hedge                             44,525        (1,783)           (711)
  Cross currency swaps, cash flow hedge                               9,843        (3,896)            288
  Interest rate swaps, cash flow hedge                                5,408         1,571               -
---------------------------------------------------------------------------------------------------------
Total accumulated other comprehensive
  income (loss) on derivatives                                       59,776        (4,108)           (423)
---------------------------------------------------------------------------------------------------------
Total derivative impact                                            $ 48,227      $(28,446)       $(23,175)
=========================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table presents the components of accumulated other comprehensive loss, before income tax, related to cash flow hedges as of December 31:

======================================================================================================
                                                                    2008           2007          2006
------------------------------------------------------------------------------------------------------
Unrealized loss on derivatives included in accumulated
  other comprehensive loss as of January 1                         $(2,471)       $  (423)       $   -
Gains (losses) deferred in accumulated other comprehensive
  loss on the effective portion of cash flow hedges                 59,776         (4,108)        (423)
Amounts reclassified to net investment income                         (317)         2,060            -
------------------------------------------------------------------------------------------------------
Unrealized gain (loss) on derivatives included in accumulated
  other comprehensive loss as of December 31                       $56,988        $(2,471)       $(423)
======================================================================================================

In 2009 the Company estimates that $1,031 will be reclassed from accumulated other comprehensive loss to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2008. The Company is hedging its exposure to the variability in future cash flows for a maximum of 11 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have little or no counterparty risk.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives including equity indexed annuities and guarantees contained in variable annuity policies. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

================================================================================
                                                         2008             2007
--------------------------------------------------------------------------------
Equity indexed annuities                                $20,272          $22,627
Guarantees on variable annuities                          8,851            1,180
--------------------------------------------------------------------------------
Total embedded derivatives                              $29,123          $23,807
================================================================================

The following table presents changes in fair value related to embedded derivatives for the years ended December 31:

=====================================================================================
                                                        2008        2007        2006
-------------------------------------------------------------------------------------
Net realized investment gains (losses)                 $5,424      $    -      $    -
Interest credited to policyholder account balances          -       1,136       5,204
=====================================================================================

FAIR VALUE MEASUREMENT

The Company adopted SFAS No. 157 effective January 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards.

The Company applied the provisions of SFAS No. 157 in the 2008 consolidated financial statements. In addition to the new disclosures required by SFAS No. 157, the most significant impact was on the calculation of the fair value of derivatives embedded in annuity products. The Company recognized an increase to policyholders' surplus of $809 to reflect the effect of initial adoption of SFAS No. 157 on the fair value of embedded derivatives, net of tax. The Company's adoption of SFAS No. 157 did not materially impact the fair values of other financial instruments. The Company did not apply SFAS No. 157 to nonfinancial assets and liabilities as permitted by FASB Staff Position No. FAS 157-2.

SFAS No. 157 establishes a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value into three broad levels. In accordance with SFAS No. 157, we have categorized

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

our financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

   o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

   o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets,
      (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. (for example, certain corporate and municipal bonds and certain preferred stocks).

   o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

For purposes of applying the provisions of SFAS No. 157, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In periods of market turmoil, such as that existing at year end 2008, the ability to observe prices and inputs may be reduced for many investments, which in turn could cause an investment to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The availability of observable inputs varies by investment. The availability can also be significantly affected by illiquid or disrupted markets such as the market at December 31, 2008. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2008.

=================================================================================================
                                                                                     Total
Assets, at fair value                   Level 1       Level 2      Level 3      December 31, 2008
-------------------------------------------------------------------------------------------------
Cash equivalents                      $   69,533    $        -     $      -        $   69,533
Debt securities:
  U.S. government and agencies           375,226        82,911            -           458,137
  States and political subdivisions            -       327,685            -           327,685
  Foreign government securities                -       254,953        1,103           256,056
  Domestic corporate securities                -     2,029,126       76,822         2,105,948
  Mortgage-backed securities:
    Residential mortgage-backed                -       549,078      369,621           918,699
    Commercial mortgage-backed                 -       286,211       51,729           337,940
  Non-mortgage
    asset-backed securities                    -       119,325       52,035           171,360
  Foreign corporate securities                 -       731,112       24,195           755,307
-------------------------------------------------------------------------------------------------
    Total debt securities                375,226     4,380,401      575,505         5,331,132

Equity securities                        189,408         4,153       23,369           216,930
Mortgage loans                                 -             -       55,767            55,767
Short-term investments                   225,617         1,471            -           227,088
Student loans receivable                       -             -        8,159             8,159
Derivative assets                        (14,227)       11,187            -            (3,040)
Separate account assets                3,414,109             -            -         3,414,109
-------------------------------------------------------------------------------------------------
   Total assets                       $4,259,666    $4,397,212     $662,800        $9,319,678
=================================================================================================

=================================================================================================
                                                                                      Total
Liabilities, at fair value             Level 1        Level 2      Level 3      December 31, 2008
-------------------------------------------------------------------------------------------------
Derivatives embedded in
  annuity contracts                      $-             $-         $29,123           $29,123
-------------------------------------------------------------------------------------------------
  Total liabilities                      $-             $-         $29,123           $29,123
=================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-MBS/ABS) issued by agencies of the U.S. government. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Derivative assets: Exchange traded derivatives (primarily futures and options) that are actively traded and are valued based on quoted prices for identical instruments in markets that are active. Other derivatives are reported in Level 2, as their fair value is based on inputs that are not directly observable and based on certain valuation inputs.

Separate account assets: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Level 2 Measurements
--------------------
U.S. Government and agencies: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian sovereign and provincial debentures and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Non-mortgage asset-backed securities: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivatives: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives used for hedging purposes. Valuation inputs having a material effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets. Exchange-traded derivatives are reported in Level 1.

Level 3 Measurements
--------------------
Foreign government securities: Valued based on unobservable inputs such as quoted prices for similar assets in markets that may not be active.

Domestic corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Commercial mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Non-mortgage asset-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Foreign corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, non-publicly traded: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

Mortgage loans: Consists of commercial mortgage loans; valuation is based on the loan interest rate compared to published rates of similar loans based on type, duration (including prepayment positions), and interest rate and by considering collateral values and credit risk of the borrower.

Student loans receivable: Valued based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Derivatives embedded in annuity contracts: The Company offers certain variable annuity products with guaranteed minimum benefit riders. These include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity indexed annuities also contain an embedded derivative, the option on a stock index. Changes in fair value are reported in net realized investment gains (losses).

The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. In 2007, a risk neutral valuation methodology was used under which the cash flows from the riders were projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS No. 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

fluctuations in the fair value of the riders that could materially affect net income. See Embedded Derivatives within this Note for the 2008 impact to net income.

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy:

========================================================================================================================

                                             Total Realized/Unrealized
                                             Gain (Loss) Included in:
                                             -------------------------
                                                                                 Net
                                 Balance                       Other          Purchases,                      Balance
                                January 1,                  Comprehensive    (Sales) and     Transfer in    December 31,
                                  2008        Earnings(1)      Income        (Maturities)     to Level 3       2008(2)
------------------------------------------------------------------------------------------------------------------------
Debt securities                 $213,374       $(198,546)      $16,729         $(16,092)       $560,040       $575,505
Equity securities                 19,404          (1,004)       (9,118)          14,087               -         23,369
Mortgage loans                         -          (3,336)            -           59,103               -         55,767
Student loans receivable               -            (530)            -            8,689               -          8,159
------------------------------------------------------------------------------------------------------------------------
   Total assets                 $232,778       $(203,416)      $ 7,611         $ 65,787        $560,040       $662,800
========================================================================================================================
Derivatives embedded
   in annuity contracts         $ 23,807       $   5,316       $     -         $      -        $      -       $ 29,123
------------------------------------------------------------------------------------------------------------------------
   Total liabilities            $ 23,807       $   5,316       $     -         $      -        $      -       $ 29,123
========================================================================================================================

(1)Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.

(2)There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2008.

FAIR VALUE MEASUREMENT - NONRECURRING BASIS

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances. The Company had no assets or liabilities that required a fair value adjustment as of December 31, 2008.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

FAIR VALUE OPTION AND STUDENT LOANS

As set forth in Note 2 the Company adopted SFAS No. 159 at January 1, 2008. In addition, beginning in the third quarter of 2008 with the Company's initiation of its student lending program, the Company elected the fair value option with respect to all of these loans/receivables to better reflect the economics of this program. The Company expects to securitize these receivables in the future, which are included in other invested assets at December 31, 2008.

The fair value and the aggregate unpaid principal balance of the Company's student loans for which the SFAS No. 159 fair value option has been elected at December 31, 2008 are as follows:

===============================================================================================
                                                                               Fair Value Over
                                                            Aggregate         (Under) Aggregate
                                                           Contractual           Contractual
                                                          Principal Amount     Principal Amount
December 31, 2008                           Fair Value      Outstanding          Outstanding
-----------------------------------------------------------------------------------------------
Student loans for which
  fair value option has been elected          $8,343           $8,862               $(519)
===============================================================================================

The fair values of the student loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The change in the fair value of the loans is included in net realized investment gains (losses) in the accompanying consolidated statement of operations. Interest income is recorded on an accrual basis and is included in net investment income. At December 31, 2008 no loan amounts were currently due or past due and no loans were in a nonaccrual status.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's legal reserve must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2008 and 2007, bonds and notes, mortgage loans and policy loans with a carrying value of $5,133,615 and $4,924,728, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $38,578 and $37,595 were on deposit as of December 31, 2008 and 2007, respectively. The Company has also pledged debt securities to the Federal Home Loan Bank of Des Moines. See Note 12.

The Company entered into a modified coinsurance agreement in 2008. Under the terms of the coinsurance agreement the risk of loss is not sufficiently transferred to the reinsurer. Accordingly, the agreement is accounted for using the deposit method. As part of the agreement the Company is required to maintain certain assets according to guidelines contained in the agreement. These assets are managed

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

according to guidelines contained in the agreement and provide the basis for investment income to be earned and paid to the reinsurer.

ASSET RESTRICTIONS

Certain contract holders' account balances that relate to contracts issued by the Company are legally "separate accounts" but are reported in the consolidated balance sheets as part of general account assets because the Company has retained the risk of investment gains and losses. As a result, debt securities with a market value of $21,000 as of December 31, 2007 were restricted and available only to satisfy the obligations of these contract holders. There were no such similarly restricted assets as of December 31, 2008.

At December 31, 2008 and 2007, $41,506 and $41,243 of securities were held in trust, securing an agreement by the Company's wholly owned subsidiary, CUNA Mutual Investment Corporation, to provide, under certain circumstances, capital support to an unconsolidated subsidiary. See Note 11, Commitments and Contingencies--Capital Support Agreement, for a further description of this arrangement.

--------------------------------------------------------------------------------
4. INCOME TAX
--------------------------------------------------------------------------------

CUNA Mutual and certain of its domestic subsidiaries file a consolidated life-nonlife federal income tax return. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides for the allocation of tax expense between CUNA Mutual and its subsidiaries and is based on each subsidiary's contribution to the consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section 1.1552-1(a)(1) and1.1502-33(d)(3). The agreement departs from Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3) in that subsidiaries which have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Income tax expense attributable to income from continuing operations for the years ended December 31 is as follows:

================================================================================
                                                 2008          2007       2006
--------------------------------------------------------------------------------
Current tax expense                            $ 10,913      $ 85,638    $44,338
Deferred tax expense (benefit)                  (85,247)      (40,257)    12,690
--------------------------------------------------------------------------------
Total income tax expense (benefit)             $(74,334)     $ 45,381    $57,028
================================================================================

The income tax effects of discontinued operations are shown in Note 15.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Income tax expense (benefit) differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income (loss) from continuing operations before income taxes, equity in income of unconsolidated affiliates and minority interest due to the items listed in the following reconciliation:

===========================================================================================
                                                             2008       2007          2006
-------------------------------------------------------------------------------------------
Tax expense computed at federal corporate tax rate        $(79,861)   $68,769      $ 78,703
Tax-exempt investment income                                (4,511)    (3,869)       (4,047)
Settlement of prior year taxes                                   -     (9,623)      (12,378)
Dividends-received deduction                                (2,761)    (4,972)       (3,982)
Meals and entertainment                                        986        869           749
Investments held for sale                                        -          -        (3,151)
Rate differential on dividends
  received from foreign affiliates                           6,268      3,854           308
Foreign operations                                           3,738     (9,785)         (808)
Other, net                                                   1,807        138         1,634
-------------------------------------------------------------------------------------------
Total income tax expense (benefit) on
  continuing operations                                   $(74,334)   $45,381      $ 57,028
===========================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2008 and 2007 are as follows:

==========================================================================================
                                                                  2008              2007
------------------------------------------------------------------------------------------
Deferred tax assets:
  Policy liabilities and reserves                               $141,859          $124,615
  Pension and other employee benefits                             90,350           102,334
  Investments                                                    130,088            14,958
  Unearned revenue                                                49,292            51,210
  Loss reserve discounting                                        11,951            12,215
  Accrued expenses                                                32,445            37,802
  Fixed assets and real estate                                         -             5,714
  Dividends payable to policyholders                              12,517            11,734
  Foreign currency translation                                     9,037            12,275
  Loss carryforwards                                              25,469            12,152
  Unrealized investment losses                                   252,899            66,886
  Other                                                            5,132             3,984
------------------------------------------------------------------------------------------
Gross deferred tax assets                                        761,039           455,879
------------------------------------------------------------------------------------------
  Less: valuation allowance                                       13,000                 -
------------------------------------------------------------------------------------------
Net deferred tax assets                                          748,039           455,879
------------------------------------------------------------------------------------------
Deferred tax liabilities:
  Deferred policy acquisition costs                              164,452           166,479
  Deferred and uncollected premium                                 7,789                 -
  Fixed assets and real estate                                     3,359                 -
  Intangible assets                                               15,450            16,670
  Undistributed net income of unconsolidated affiliates           31,500            32,441
  Other                                                            8,493            12,489
------------------------------------------------------------------------------------------
Gross deferred tax liabilities                                   231,043           228,079
------------------------------------------------------------------------------------------
Deferred tax asset, net                                         $516,996          $227,800
==========================================================================================

SFAS No. 109, "Accounting for Income Taxes", requires a company to determine the need for a valuation allowance for recorded gross deferred income tax assets. All available evidence, both positive

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

and negative, should be considered in making this evaluation. Sources of taxable income available under the tax law to realize these deferred tax assets, which represent a combination of tax benefits associated with temporary differences and carryforwards, include (1) future reversals of existing taxable temporary differences, (2) future taxable income exclusive of reversing temporary differences and carryforwards, (3) taxable income in prior carryback years, and
(4) tax planning strategies. To qualify as a source of taxable income, tax planning strategies must, among meeting other tests, be prudent and feasible.

Forming a conclusion with respect to valuation allowances can be difficult in certain circumstances, including situations where there are significant deferred tax assets related to realized and unrealized capital losses, the benefit of which may ultimately require the realization of future capital gain taxable income during a carryforward period that is limited by tax law. These determinations are ultimately judgments based on an evaluation of the best facts available at the time. The ultimate outcome could vary from the amounts recorded.

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets, including deferred tax assets, aggregating $434,000, that relate to realized and unrealized capital losses recorded in the determination of income and other comprehensive income for financial statement purposes as of December 31, 2008. Included in the $434,000 is approximately $280,000 related to fixed income securities with unrealized losses, for which a valuation allowance is not required as management has the intent and ability to hold these securities to recovery. Based on the Company's evaluation of both the positive and negative evidence and certain identified tax planning strategies, the Company recorded a valuation allowance of $13,000, all of which related to investment capital losses. No valuation allowance was recorded or determined to be required at December 31, 2007. The realization of further investment capital losses in 2009 could generate additional deferred tax assets. Those deferred tax assets, along with the remaining deferred tax assets from December 31, 2008, would be subjected to subsequent determinations of the need for a valuation allowance. The outcome of such future determinations would necessarily be based on the facts and circumstances at that time and cannot be predicted with certainty.

As of December 31, 2008, for income tax purposes the Company had federal capital loss carryforwards of approximately $57,000; the related tax benefits are $20,000. These carryforwards expire in 2012 and 2013. As of December 31, 2008, for income tax purposes the Company had federal operating loss carryforwards of approximately $13,000; the related tax benefits are approximately $5,000. These carryforwards expire in years 2024 through 2026.

The Company generally does not provide U.S. deferred income taxes or foreign withholding taxes on undistributed earnings from foreign affiliates since the earnings are intended to be reinvested indefinitely. It is not practical to estimate the amount of additional taxes that might be payable on such undistributed earnings. In 2008, however, the Company established U.S. deferred income taxes of $2,700 related to its investment in a Canadian affiliate.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

=========================================================================================
                                                                   2008            2007
-----------------------------------------------------------------------------------------
Balance at January 1,                                             $55,981         $43,090
  Additions based on tax positions related to the current year      4,526          12,521
  Additions for prior years' tax positions                          7,303             904
  Reductions for prior years' tax positions                          (631)            (56)
  Reductions for settlements                                       (4,657)           (444)
  Reductions for expiration of statutes                               (73)            (34)
-----------------------------------------------------------------------------------------
Balance at December 31,                                           $62,449         $55,981
=========================================================================================

Included in the balance of unrecognized tax benefits at December 31, 2008 and 2007 are $35,500 and $30,700, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. The statute of limitations relating to certain tax years may close in 2009. Management does not anticipate that the closing of any statute of limitation will result in a material change in its uncertain tax benefits.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision. During the years ended December 31, 2008 and 2007, the Company recognized approximately $3,273 and ($955) in interest and penalties. The Company had accrued $26,944 and $23,672 for the payment of interest and penalties at December 31, 2008 and 2007, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2005 for CUNA Mutual and subsidiaries and December 31, 2005 for CMLIC and subsidiaries. However, the statutes remain open for years ended before December 31, 2001 for CUNA Mutual and subsidiaries and December 31, 1998 for CMLIC and subsidiaries. The merger of CMLIC into CUNA Mutual was a tax free merger at December 31, 2007 with CUNA Mutual as the survivor. The merger does not affect the possibility of income tax examinations for years prior to the merger for CMLIC.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

In the normal course of business, there are various transactions between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

The Company and Producers Agriculture Insurance Company ("PAIC") are parties to a crop insurance pooling arrangement. CUNA Mutual Investment Corporation ("CMIC"), a wholly-owned subsidiary of the Company, owns 22.4% of PAIC's parent company. All crop insurance business written by the Company is ceded to PAIC. A portion of the pooled premiums is ceded to the Federal Crop Insurance Corporation ("FCIC"). The Company assumed 50% and 40% of the net business after cessions to the FCIC in 2008 and 2007, respectively. The Company has a recoverable of $48,017 and $21,890 from PAIC at December 31, 2008 and 2007, respectively.

In 2006, the Company began offering through a program called the CMG Employee Co-Investment Fund ("Co-Investment plan") the ability for selected senior leaders to participate in a program to invest their personal funds in limited partnerships in which the Company had invested in. This participation came in the form of a percentage share of the underlying investment pool of all of the Company's limited partnership investments. In July 2008, the Company bought out the employee participants in the Co-Investment plan due to the increasing complexity of the program from an administrative and tax perspective for both the Company and the participants. The participants received their net capital contributions through their last statement date of March 31, 2008 and calculated interest on those contributions from inception of their investment through the buyout date. The total distributed back to participants was $2,300 with $189 of that being calculated interest.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. REINSURANCE
--------------------------------------------------------------------------------

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

=========================================================================================================================
                                          2008                            2007                            2006
-------------------------------------------------------------------------------------------------------------------------
                                   Life &      Property &        Life &         Property &        Life &       Property &
                                   Health       Casualty         Health          Casualty         Health        Casualty
                                 Insurance     Insurance       Insurance         Insurance      Insurance       Insurance
-------------------------------------------------------------------------------------------------------------------------
Premiums:
  Direct                        $1,403,946      $605,224       $1,349,783         $535,144      $1,343,151      $499,775
  Assumed from affiliates                -       248,309                -          127,830               -         1,288
  Assumed from
    non-affiliates                  19,814       161,601           14,991          126,131          14,951       111,910
  Ceded to affiliates                    -       (66,857)               -          (32,970)              -             -
  Ceded to non-affiliates         (143,347)      (54,365)        (102,708)         (44,100)       (127,170)      (51,889)
-------------------------------------------------------------------------------------------------------------------------
Net premiums                    $1,280,413      $893,912       $1,262,066         $712,035      $1,230,932      $561,084
=========================================================================================================================
Claims, benefits and losses
incurred:
  Direct                        $  825,005      $325,008       $  855,789         $300,614      $  787,876      $309,086
  Assumed from affiliates                -       203,466                -           93,418               -         2,989
  Assumed from
      non-affiliates                17,045       128,125           15,440           81,059          12,928        77,221
  Ceded to affiliates                    -       (49,828)               -          (30,751)              -             -
  Ceded to non-affiliates          (71,434)      (28,805)         (74,841)         (24,076)        (59,145)      (29,045)
-------------------------------------------------------------------------------------------------------------------------
Net claims, benefits and
losses                          $  770,616      $577,966       $  796,388         $420,264      $  741,659      $360,251
=========================================================================================================================

The balance of reinsurance recoverables at December 31, 2008 and 2007 was $193,788 and $157,609, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risk. The Company evaluates the risks to collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. Based on the Company's evaluation, no allowance for uncollectible reinsurance was recorded at December 31, 2008 or 2007. The Company has a recoverable of $48,017 and $21,890 from PAIC, a related party (see Note
5), at December 31, 2008 and 2007, respectively. The Company also has recoverables of $112,942 and

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

$106,024 from three non-affiliated reinsurers at December 31, 2008 and 2007, respectively. The Company believes there is no significant risk of loss related to these recoverables.

--------------------------------------------------------------------------------
7. DEFERRED POLICY ACQUISITION COSTS
--------------------------------------------------------------------------------

A summary of the policy acquisition costs deferred and amortized is shown in the following table:

=========================================================================================================
                                                            2008                         2007
---------------------------------------------------------------------------------------------------------
                                                   Life and     Property and    Life and     Property and
                                                    Health        Casualty       Health        Casualty
                                                  Insurance      Insurance     Insurance      Insurance
---------------------------------------------------------------------------------------------------------
Balance at beginning of year                      $ 706,486      $ 27,830      $ 632,149       $ 26,626
  Policy acquisition costs deferred                 291,353        69,458        309,440         61,697
  Policy acquisition costs amortized
    and adjustments for changes in
    life and health gross profit assumptions       (283,154)      (70,988)      (256,467)       (60,881)
  Effect of change in net unrealized gains
    (losses) on securities available for sale        69,084             -         26,976              -
  Impact of foreign exchange                        (32,430)       (1,017)        (5,612)           388
---------------------------------------------------------------------------------------------------------
Balance at end of year                            $ 751,339      $ 25,283      $ 706,486       $ 27,830
=========================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. LIABILITY FOR CLAIM RESERVES
--------------------------------------------------------------------------------

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

=============================================================================================================
                                                          2008                               2007
-------------------------------------------------------------------------------------------------------------
                                             Accident and      Property and     Accident and     Property and
                                                Health           Casualty          Health          Casualty
                                              Insurance         Insurance        Insurance        Insurance
-------------------------------------------------------------------------------------------------------------
Balance as of January 1                        $425,032          $458,702         $445,400         $428,753
  Less discontinued operations                        -                 -                -           68,378
  Less experience refunds liability              51,648             3,862           43,513                -
  Less reinsurance recoverables                   5,805            90,256            5,183           51,849
-------------------------------------------------------------------------------------------------------------
Net balance as of January 1                     367,579           364,584          396,704          308,526
-------------------------------------------------------------------------------------------------------------
Incurred, net of reinsurance
  recoverable, related to:
    Current year                                236,681           641,066          254,619          461,550
    Prior years                                 (26,936)          (63,100)         (45,096)         (41,286)
-------------------------------------------------------------------------------------------------------------
Total incurred                                  209,745           577,966          209,523          420,264
-------------------------------------------------------------------------------------------------------------
Paid, net of reinsurance
  recoverable related to:
    Current year                                 82,406           359,747           82,159          231,799
    Prior years                                 152,681           165,238          156,489          132,407
-------------------------------------------------------------------------------------------------------------
Total paid                                      235,087           524,985          238,648          364,206
-------------------------------------------------------------------------------------------------------------
Net balance at December 31                      342,237           417,565          367,579          364,584
  Plus experience refunds liability              50,664             5,241           51,648            3,862
  Plus reinsurance recoverables                   6,277            76,355            5,805           90,256
-------------------------------------------------------------------------------------------------------------
Balance at December 31                         $399,178          $499,161         $425,032         $458,702
=============================================================================================================

The liability for claim reserves from prior years decreased by $26,936 and $45,096 for accident and health products in 2008 and 2007, respectively. For property and casualty products, the decreases were $63,100 and $41,286 in 2008 and 2007, respectively. The experience improvements, as determined by actuarial analysis, can be generally attributed to loss mitigation efforts, and the benefit resulting from implementation of claim handling best practices.

For accident and health products, the 2008 and 2007 decreases in claim reserves primarily relates to better experience in both group and credit disability products.

For property and casualty products, the significant decreases in 2008 and 2007 relates to improvements from losses associated with fraudulent use of credit and debit cards issued by credit unions, which were in part covered by fidelity bond insurance issued by the Company. Smaller favorable development in certain other property and casualty lines was offset by adverse experience in workers compensation.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. BENEFIT PLANS
--------------------------------------------------------------------------------

The Company has noncontributory defined benefit pension plans covering substantially all full time employees other than employees of The CUMIS Group, Ltd., a holding company for the Canadian insurance operations, which is owned 87% by CUNA Mutual, and the employees of Lending Call Center Services, LLC, a 100% owned subsidiary of the Company. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement and the majority of the benefit obligations relate to the traditional formula. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. $231,772 and $448,033 of the United States benefit plan assets shown in the table below, at December 31, 2008 and 2007, respectively, are invested in the Ultra Series Fund, a family of mutual funds which is managed by a wholly-owned investment advisor.

The CUMIS Group, Ltd. maintains a noncontributory defined benefit pension plan, which covers substantially all of its employees, and two contributory defined benefit pension plans. Retirement benefits are based on length of service and final average earnings.

The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Effective December 31, 2008 retiree health benefits were eliminated for all non represented employees and those represented employees who had retired prior to June 1, 2005. As discussed in greater detail below, the effect of eliminating these benefits was a pre-tax increase to 2008 income of $121,823.

The measurement date for all benefit plans is December 31.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Amounts recognized in accumulated other comprehensive income as of December 31, 2008 and 2007 are as follows:

===============================================================================================
                                                                            2008         2007
-----------------------------------------------------------------------------------------------
Net transition obligation                                                $ (1,564)     $ (2,777)
Net prior service costs                                                       (46)      (21,804)
Net actuarial loss                                                        183,368       115,830
------------------------------------------------------------------------------------------------
Total recognized in accumulated other comprehensive loss, before tax      181,758        91,249
Tax expense                                                                68,043        32,059
------------------------------------------------------------------------------------------------
Total recognized in accumulated other comprehensive loss, net of tax     $113,715      $ 59,190
================================================================================================

The estimated net actuarial loss and prior service cost for the postretirement benefit plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2009 are $11,250 and ($450), respectively.

The following table summarizes information about the plans at December 31:

================================================================================================
                                          Pension Benefits         Other Postretirement Benefits
                                       2008              2007          2008             2007
------------------------------------------------------------------------------------------------
Fair value of plan assets           $ 433,358         $ 635,670      $  6,625        $   8,918
Benefit obligation                   (632,847)         (719,407)      (48,015)        (196,971)
------------------------------------------------------------------------------------------------
Net liability recognized in the
   consolidated balance sheet       $(199,489)        $(83,737)      $(41,390)       $(188,053)
================================================================================================

The accumulated benefit obligations for the Company's defined benefit pension plans were $556,612 and $622,782 at December 31, 2008 and 2007, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table provides information for the plans for the years ended December 31:

====================================================================================================
                                          Pension Benefit                      Other Benefits
                                   2008        2007         2006       2008         2007       2006
====================================================================================================
Pension benefits:
   Employee contributions        $     -     $     -      $   422    $     -      $     -    $     -
   Employer contributions          9,807      11,980       71,955      8,243        6,406      6,921
   Benefit payments               40,783      45,103       49,450      8,002        6,406      6,921
   Net periodic benefit cost      13,308      22,193       33,525     12,107       11,387     10,075
   Settlement gain                     -           -            -     75,101            -          -
   Curtailment gain                    -           -            -     46,722        6,573          -
----------------------------------------------------------------------------------------------------

The postretirement benefit costs for 2008 include recognition of a curtailment gain of $46,722. This curtailment gain is the result of the suspension of the Company's retiree health benefits for employees not represented under a collective bargaining agreement, effective December 31, 2008. Subsequently, retiree health benefits were eliminated for those non-represented employees and retirees as well as represented employees who retired prior to June 1, 2005. This resulted in a settlement gain of $75,101 recorded as a reduction to 2008 operating expenses in the consolidated 2008 statement of operations.

The postretirement benefit costs for 2007 include recognition of a curtailment gain of $6,573. This curtailment gain is the result of the termination of a significant number of employees covered under the plan as the result of the Company's outsourcing effort that began in 2005. Termination dates for the impacted employees ended in 2007, which triggered the recognition of the curtailment gain.

The 2007 curtailment was net of $3,329, which is the amount the Company recognized for the implementation of SFAS No. 158. This reduction was for the elimination of prior service costs related to the curtailment that were recognized as a part of the curtailment gain in postretirement benefit costs.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

====================================================================
                                                   2008       2007
--------------------------------------------------------------------
Projected benefit obligation                     $588,890   $128,362
Accumulated benefit obligation                    522,660    113,709
Fair value of plan assets:
   Debt securities                               $245,550   $ 50,614
   Equity securities                              118,439     27,890
   All other investments                           25,434      3,667
--------------------------------------------------------------------
Total fair value of plan assets                  $389,423   $ 82,171
====================================================================

CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

====================================================================
                                                     2008      2007
--------------------------------------------------------------------
Discount rate                                        5.76%     5.62%
Expected long-term rate of return on plan assets     7.87%     7.91%
Assumed rate of compensation                         4.13%     4.89%
====================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 11.2% reducing to 3.6% by 2077. The discount rate used in determining the accumulated postretirement benefit obligation is 6.8% and 5.6% for 2008 and 2007 respectively.

The CUMIS Group Ltd.'s actuarial assumptions used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

====================================================================
                                                     2008      2007
--------------------------------------------------------------------
Discount rate                                        7.50%     5.75%
Expected long-term rate of return on plan assets     6.66%     7.13%
Assumed rate of compensation                         4.25%     4.25%
====================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation for The CUMIS Group Ltd is 8.0% reducing to 5.0% by 2011. The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% for 2008 and 5.8% for 2007.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic postretirement benefit costs. The effect of the subsidy for 2008 was a reduction of the postretirement benefit cost of $2,388 including $938 related to service cost, $1,266 related to interest cost and $184 related to recognized net actuarial gain/loss. Comparable figures for 2007 were a reduction of the postretirement benefit cost of $2,945 including $1,192 related to service cost, $1,482 related to interest cost and $271 related to recognized net actuarial gain/loss. The subsidy reduced the 2008 accumulated postretirement benefit obligation by $4,500 compared to $22,870 in 2007. Subsidies received in 2008 and 2007 amounted to $489 and $416, respectively.

Estimated future benefit payments for the years ended December 31 are as follows:

========================================================================================
                                                        Other       Other        Other
                                                      Benefits     Benefits     Benefits
                                       Pension         Before      Medicare      After
                                       Benefits        Subsidy     Subsidy      Subsidy
----------------------------------------------------------------------------------------
Estimated future benefit payments
   2009                                $ 35,195        $ 1,649       $ 19       $ 1,630
   2010                                  36,297          1,788         27         1,761
   2011                                  38,021          2,069         38         2,031
   2012                                  39,392          2,355         54         2,301
   2013                                  41,073          2,682         71         2,611
   2014-2018                            253,983         22,126        753        21,373
========================================================================================

We anticipate making a minimum contribution of $45,000 in 2009 with future amounts to be determined based on future asset performance and liabilities. For other benefits, the employer contribution will be equivalent to the estimated 2009 benefits.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

CUNA Mutual's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

=========================================================
                                                 Target
                          2008       2007      Allocation
---------------------------------------------------------
Asset category
   Equity securities      33.1%      62.2%        41.0%
   Debt securities        60.6       33.1         59.0
   Other investments       6.3        4.7            -
---------------------------------------------------------
   Total                 100.0%     100.0%       100.0%
=========================================================

The CUMIS Group Ltd.'s pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

=========================================================
                                                 Target
                          2008       2007      Allocation
---------------------------------------------------------
Asset category
   Equity securities      54.8%      53.8%       55.0%
   Debt securities        38.4       40.6        45.0
   All other               6.8        5.6           -
--------------------------------------------------------
   Total                 100.0%     100.0%      100.0%
========================================================

CUNA Mutual and CUMIS Group Ltd. invest the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

OTHER POST EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees during the severance period. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post employment benefits was $6,235 and $14,830 at December 31, 2008 and 2007, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2008, 2007 and 2006 were $13,884, $13,058 and $12,973 respectively.

BENEFIT PLANS FUNDED WITH RABBI TRUSTS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $64,340 and $69,301 as of December 31, 2008 and 2007, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts held in the Rabbi trusts were $55,105 and $68,817 at December 31, 2008 and 2007, respectively. These assets represent investments in mutual funds carried at fair value and are included with other equity securities in the consolidated balance sheets. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

--------------------------------------------------------------------------------
10. STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS
--------------------------------------------------------------------------------

The Company and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders' surplus and its insurance subsidiaries are subject to regulations relating to payment of dividends. Generally, ordinary dividends, including those to the parent, must be reported to the Iowa Department of Commerce, Insurance Division ("Insurance Department") within five days following the declaration and can not be paid until at least 14 days after such notice is given. The Company must notify the Insurance Department at least 30 days in advance of payment of extraordinary dividends, as defined by Iowa statutes, and those dividends must be approved by the Insurance Department. The Company has three wholly-owned subsidiaries that are subject to statutory dividend restrictions. CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc. and MEMBERS Life Insurance Company ("MEMBERS") have dividend restrictions at December 31, 2008 of $43,385, $4,151 and $723, respectively. MEMBERS, through its parent company, paid the Company $15,000 in return of capital in 2008; this return of capital was eliminated in consolidation.

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2008, the Company and its insurance affiliates' adjusted surplus exceed the minimum requirements.

CUNA Mutual and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities. The Insurance Department has allowed CUNA Mutual to use certain accounting practices which differ from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the amount of admitted deferred tax assets, the carrying value of mortgage insurance affiliates, the carrying value of fixed maturity securities held in the separate account which support certain funding agreements and the method of recognizing certain group life, credit life, and credit disability premiums. The use of these permitted practices increased reported statutory surplus by $162,628 as of December 31, 2008 and $115,641 as of December 31, 2007.

Unaudited statutory-basis net income (loss) of CUNA Mutual was ($37,828), $10,605 and $71,433 for the years ended December 31, 2008, 2007 and 2006, respectively. Unaudited statutory-basis surplus was $985,178 and $1,035,435 at December 31, 2008 and 2007, respectively.

--------------------------------------------------------------------------------
11. COMMITMENTS AND CONTINGENCIES
--------------------------------------------------------------------------------

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

=====================================================
                                 2008          2007
-----------------------------------------------------
Limited partnerships           $260,629      $336,237
Mortgage loans                        -        55,700
Student loan receivables          2,324             -
Bank loans                        2,945             -
=====================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

Student loan commitments represent additional loan purchases after year end related to disbursements to borrowers on loans approved prior to year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company accounts for certain lease agreements, substantially all for computer equipment, as capital leases; these capital lease obligations totaled $2,327 and $3,022 at December 31, 2008 and 2007, respectively. These obligations are included in office properties, equipment and computer software and accounts payable and other liabilities in the Company's consolidated balance sheets. Amortization of capital lease obligations is included in depreciation expense.

At December 31, 2008, the Company was committed under non-cancelable operating and capital leases with minimum rentals of approximately $32,020 of which $9,653 is due in 2009, $5,568 in 2010, $3,468 in 2011, $2,069 in 2012, and $11,262 in
2013 and thereafter. Rental expense included in the Company's results of operations amounted to $16,794, $16,496 and $17,814 in 2008, 2007 and 2006,
respectively.

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2008 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $3,760 and $4,899 at December 31, 2008 and 2007, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $2,582 and $3,564 at December 31, 2008 and 2007, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

CAPITAL SUPPORT AGREEMENT

CUNA Mutual Investment Corporation, a wholly-owned subsidiary of the Company, owns 50% of CMG Mortgage Insurance Company ("CMG"), a Wisconsin company which sells residential mortgage guaranty insurance. The other 50% of CMG is owned by PMI Mortgage Insurance Company ("PMI"), an unaffiliated company. In 2008, PMI and CMIC executed a capital support agreement whereby the parties agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG at or below 19 to 1. The period of the agreement is three years, but may be terminated earlier if certain conditions are met. At December 31, 2008, the statutory risk-to-capital ratio for CMG was 16 to 1. The carrying value of securities owned by CUNA Mutual and held in a trust pursuant to this agreement, was $41,506 and $41,243 as of December 31, 2008 and 2007, respectively. In the event that CMIC needs funds to meet the terms of the agreement, CMIC may draw such funds from this trust. See
Note 3.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

OTHER CONTINGENCIES

The Company has a 50% interest in a joint venture. The Company's share of operating results of the joint venture for 2008 was $1,549. In accordance with the joint venture agreement, the Company's partner in the joint venture provided the Company notice that it was exercising its contractual option to "put" its 50% interest to the Company. The transaction price is based on fair value as determined by the terms of the joint venture agreement. Negotiations are ongoing. The Company does not expect that the amount of the future buy-out will have a material impact on the Company's financial statements.

Various legal and regulatory actions, including state market conduct exams, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

--------------------------------------------------------------------------------
12. NOTES PAYABLE
--------------------------------------------------------------------------------

CUNA Mutual entered into a $255,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank in 2008. A facility fee of .08% per year on the committed principal is assessed. Interest on amounts borrowed will vary based on certain benchmark interest rates. The Company is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. At December 31, 2008 the Company was in compliance with all of these covenants. As of December 31, 2008 the Company had borrowed $100,000 in two separate borrowings of $50,000 in September 2008 and December 2008. Interest is being accrued at the London InterBank Offered Rate ("LIBOR") plus 27 basis points and is due at maturity or quarterly, whichever is first. The rate is 3.4% for the September borrowing and 2.1% for the December borrowing. The Company is also charged a commitment fee should the total borrowing exceed 50% of the credit facility. The credit facility expires in February, 2011.

The Company has additional borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB) that were entered in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company would be

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

entitled to borrow from the FHLB if the Company purchased FHLB common stock and provided securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. Interest on borrowings during 2008 and 2007 was calculated daily at floating rates that ranged from 2.24% to 2.63% in 2008 and 4.04% to 5.73% in 2007. As of December 31, 2008 the Company owned $11,597 of FHLB common stock, but did not have any pledged securities or outstanding borrowings under these arrangements.

Borrowings from the FHLB are typically used for short-term cash flow management and are typically settled within one month.

--------------------------------------------------------------------------------
13. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
--------------------------------------------------------------------------------

The components of accumulated other comprehensive income (loss) are as follows:

===========================================================================================================================
                                                                                                               Accumulated
                                                          Foreign currency     Unrealized        Minimum          other
                                                             translation       investment        pension      comprehensive
                                                           gains (losses)    gains (losses)     liability     income (loss)
---------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2006                                   $  5,229          $ 113,138        $  (4,312)      $ 114,055
   Foreign currency translation, net of tax - ($1,601)         33,331               -                -             33,331
   Unrealized holding losses, net of tax - ($125,535)             -             (248,712)            -           (248,712)
   Minimum pension liability adjustment,
      net of tax - $1,975                                         -                 -               3,667           3,667
   Cumulative effect of change in accounting for
      pension obligations, net of tax - ($32,059)                 -                 -             (59,190)        (59,190)
---------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2007                                     38,560           (135,574)         (59,835)       (156,849)
   Foreign currency translation, net of tax - $3,239          (18,595)              -                -            (18,595)
   Unrealized holding losses, net of tax - ($176,679)             -             (369,321)            -           (369,321)
   Minimum pension liability adjustment,
      net of tax - ($31,628)                                      -                 -             (55,878)        (55,878)
===========================================================================================================================
BALANCE, DECEMBER 31, 2008                                   $ 19,965          $(504,895)       $(115,713)      $(600,643)
===========================================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14. FAIR VALUE MEASUREMENT OF OTHER FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value of estimated cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

Certain financial instruments, investments accounted for using the equity method, and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Policy Loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

Cash, Short-term Investments, and Accrued Investment Income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

Investment-Type Contracts: Investment-type contracts include group and individual annuity contracts in the general account and deposit-type contracts in the general and separate accounts. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies. This methodology while theoretically valid and consistent with industry practice produces lower than expected fair values at December 31, 2008. This anomaly is mainly attributable to the large illiquidity premium embedded in the insurance company cost of funds spread used for discounting. In a few cases where liability cash flows are not available, fair value was assumed to equal statutory book value.

Notes Payable: The fair value for notes payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate Account Liabilities: Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The carrying amounts and estimated fair values of the Company's financial instruments not disclosed in the section above at December 31 are as follows:

============================================================================================
                                                2008                         2007
                                       Carrying      Estimated       Carrying     Estimated
                                        Amount      Fair Value        Amount      Fair Value
--------------------------------------------------------------------------------------------
Financial instruments
  recorded as assets:
     Mortgage loans                   $  760,902   $   749,188      $  642,804    $  657,409
     Policy loans                        104,775       104,775         105,136       105,136
     Cash                                209,322       209,322         607,209       607,209
     Accrued investment
        income                            74,565        74,565          73,329        73,329

Financial instruments
  recorded as liabilities:
     Investment-type contracts         3,749,389     2,751,777       3,377,265     3,304,932
        Notes payable                    100,000        85,082               -             -
     Separate account liabilities      3,414,109     3,414,109       5,051,272     5,051,272
============================================================================================

--------------------------------------------------------------------------------
15. DISCONTINUED OPERATIONS
--------------------------------------------------------------------------------

The Company sold certain operations that have been accounted for in the accompanying financial statements as discontinued operations. In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the results of operations and the gain or loss on the sale of the discontinued operations are reported, after applicable taxes, on a one-line basis in the consolidated statements of operations. Prior year consolidated statements of operations have been reclassified to conform to the current year presentation. The consolidated balance sheets of the prior years have not been reclassified to identify the assets and liabilities of these discontinued operations.

The principal components of the discontinued operations relate to three transactions. In 2007, the Company's then 87%-owned Canadian subsidiary sold its wholly-owned property and casualty subsidiary. The Canadian subsidiary recorded $75,260 in proceeds and a $5,091 after-tax gain on the sale. In 2005, the Company sold its mortgage servicing rights and ceased its mortgage banking operations. In connection with this sale the Company concluded in 2006 that it was also necessary to write down a related receivable by $1,012. In 1998 the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably. Subsequent favorable development has been recorded as part of discontinued operations in 2007 and 2006.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table displays the components of discontinued operations for 2007 and 2006.

======================================================================
                                                    2007        2006
----------------------------------------------------------------------
Total revenues                                    $119,186    $96,026
Total expenses                                     104,919     94,374
----------------------------------------------------------------------
Gains from discontinued operations before
   income taxes and non-operating items             14,267      1,652
Gain (loss) on disposal                             10,825       (452)
Gain from favorable loss reserve development         2,728      2,053
Income tax expense                                  (9,945)      (433)
----------------------------------------------------------------------
Gain from discontinued operations, net of tax     $ 17,875    $ 2,820
======================================================================

There are no significant assets or liabilities pertaining to discontinued operations as of December 31, 2008 or 2007.

--------------------------------------------------------------------------------
16. ACQUISITION OF CONTROLLING AND MINORITY INTERESTS
--------------------------------------------------------------------------------

In July 2008 the Company increased its 37.3% ownership of CU System Funds ("CUSF") to a 51.1% ownership when an investor withdrew from the fund. CUSF is a private investment fund which purchases commercial mortgage loans and certain other secured loans originated by credit unions. As a result of this increase in ownership, subsequent to August 1, 2008 CUSF is accounted for on a consolidated basis. Included in the 2008 results of operations and the balance sheet at December 31, 2008 are the following amounts related to CUSF: net realized loss of $1,401, expenses of $468, net loss of $1,869, assets of $60,945, and liabilities of $9,569. Prior to August 2008 the Company accounted for CUSF on the equity method of accounting.

In June 2007, CMIC purchased 100% of the common stock of CU BizSource, LLC from MEMBERS Development Company, LLC ("MDC") for $787 in cash. The Company owns a 49% interest in MDC. Operating results attributable to the Company's increased interested in CU BizSource are included in the statement of operations subsequent to the purchase date. The Company assigned $537 of the purchase price to an intangible asset for a covenant not to compete, which was recorded as an asset by the parent (CMIC) and was being amortized on a pro rata basis over five years. The Company determined that the covenant not to compete was impaired in 2008 and recorded a charge to expense of $376. In addition, goodwill of $1,060 and a note payable of $928 were acquired as part of the transaction. CU BizSource provides certification services and maintains underwriting standards for commercial loans issued by credit unions.

In August 2007 CMIC purchased a 25% minority interest in Producers AG Insurance Group, Inc. ("ProAg") for $12,250 in cash. The Company assigned $6,107 of the acquisition cost to goodwill, which was recorded as part of CMIC's equity in unconsolidated affiliates. In March 2008, the Company sold 2.6% back to ProAg, resulting in no gain or loss. Operating results attributable to the Company's interest in ProAg are accounted for on an equity basis subsequent to the acquisition date. Both the

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Company and ProAg issue crop insurance policies and participate in a reinsurance pooling agreement. ProAg also acts as a managing general agent for the crop insurance business.

In December 2007, the Company bought the interests of the minority owners of Lending Call Center Services, LLC ("LCCS") for $1,095, generating goodwill of $1,057. Half the purchase price was paid in cash and the remainder is payable in equal installments in December 2008 and 2009. LCCS processes loan applications and handles member service calls for credit unions and other financial institutions.

In May 2005, the Company purchased controlling interest in LCCS. The Company had previously owned 46.2% of the outstanding stock and this transaction increased the ownership percentage to 92.7%. The Company recognized a goodwill impairment loss of $8,268 in 2006, after re-evaluating the strategic intent with respect to LCCS. The Company also recognized an impairment loss of $486 in 2006, representing the unamortized balance of customer lists acquired in 2005.

--------------------------------------------------------------------------------
17. SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

In February 2009, the Company purchased all of the limited partnerships from its noncontributory pension trusts for $19,169. These limited partnerships were valued by the pension trusts at $18,346 and had unfunded commitments of $12,712 as of the transaction date.

The Company established a new Bermuda insurance company in March 2009 to act as a reinsurer for crop insurance risks underwritten by a subsidiary. In the event that the new company needs additional capital to meet regulatory minimums, the Company has designated up to $30,000 from the line of credit discussed in Note 12 to be used for such funding. Accordingly, that amount is unavailable for general borrowing purposes.

APPENDIX A - FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT
================================================================================

-------------------------------------------------------------------------------------------------------------
     ISSUE AGE                      MALE COMPOSITE                             FEMALE COMPOSITE
-------------------------------------------------------------------------------------------------------------
         0                               0.95                                        0.87
-------------------------------------------------------------------------------------------------------------
         1                               1.07                                        0.99
-------------------------------------------------------------------------------------------------------------
         2                               1.19                                        1.11
-------------------------------------------------------------------------------------------------------------
         3                               1.30                                        1.22
-------------------------------------------------------------------------------------------------------------
         4                               1.42                                        1.34
-------------------------------------------------------------------------------------------------------------
         5                               1.54                                        1.46
-------------------------------------------------------------------------------------------------------------
         6                               1.70                                        1.59
-------------------------------------------------------------------------------------------------------------
         7                               1.88                                        1.72
-------------------------------------------------------------------------------------------------------------
         8                               2.06                                        1.85
-------------------------------------------------------------------------------------------------------------
         9                               2.24                                        1.98
-------------------------------------------------------------------------------------------------------------
        10                               2.39                                        2.11
-------------------------------------------------------------------------------------------------------------
        11                               2.51                                        2.23
-------------------------------------------------------------------------------------------------------------
        12                               2.62                                        2.35
-------------------------------------------------------------------------------------------------------------
        13                               2.71                                        2.46
-------------------------------------------------------------------------------------------------------------
        14                               2.80                                        2.57
-------------------------------------------------------------------------------------------------------------
        15                               2.88                                        2.67
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                        MALE                                        FEMALE
      ISSUE AGE   -------------------------------------------------------------------------------------------
                          NON TOBACCO             TOBACCO             NON TOBACCO             TOBACCO
-------------------------------------------------------------------------------------------------------------
         16                   2.94                  2.94                  2.74                  2.74
-------------------------------------------------------------------------------------------------------------
         17                   2.99                  2.99                  2.80                  2.80
-------------------------------------------------------------------------------------------------------------
         18                   3.03                  3.03                  2.85                  2.85
-------------------------------------------------------------------------------------------------------------
         19                   3.10                  3.10                  2.92                  2.92
-------------------------------------------------------------------------------------------------------------
         20                   3.21                  3.24                  3.03                  3.05
-------------------------------------------------------------------------------------------------------------
         21                   3.37                  3.49                  3.18                  3.28
-------------------------------------------------------------------------------------------------------------
         22                   3.56                  3.74                  3.37                  3.51
-------------------------------------------------------------------------------------------------------------
         23                   3.78                  4.00                  3.57                  3.75
-------------------------------------------------------------------------------------------------------------
         24                   4.03                  4.25                  3.79                  3.98
-------------------------------------------------------------------------------------------------------------
         25                   4.29                  4.50                  4.02                  4.21
-------------------------------------------------------------------------------------------------------------
         26                   4.57                  4.79                  4.26                  4.51
-------------------------------------------------------------------------------------------------------------
         27                   4.88                  5.11                  4.51                  4.85
-------------------------------------------------------------------------------------------------------------
         28                   5.21                  5.45                  4.77                  5.22
-------------------------------------------------------------------------------------------------------------
         29                   5.55                  5.82                  5.05                  5.59
-------------------------------------------------------------------------------------------------------------
         30                   5.89                  6.18                  5.33                  5.95
-------------------------------------------------------------------------------------------------------------
         31                   6.23                  6.54                  5.63                  6.31
-------------------------------------------------------------------------------------------------------------
         32                   6.59                  6.91                  5.93                  6.68
-------------------------------------------------------------------------------------------------------------
         33                   6.95                  7.30                  6.25                  7.04
-------------------------------------------------------------------------------------------------------------
         34                   7.32                  7.70                  6.57                  7.42
-------------------------------------------------------------------------------------------------------------
         35                   7.71                  8.13                  6.90                  7.79
-------------------------------------------------------------------------------------------------------------

Note: Preferred and Standard Policies use the same Surrender Charge.

-------------------------------------------------------------------------------------------------------------
                                        MALE                                        FEMALE
      ISSUE AGE   -------------------------------------------------------------------------------------------
                          NON TOBACCO             TOBACCO             NON TOBACCO             TOBACCO
-------------------------------------------------------------------------------------------------------------
         36                   8.11                  8.58                  7.22                  8.17
-------------------------------------------------------------------------------------------------------------
         37                   8.53                  9.05                  7.55                  8.55
-------------------------------------------------------------------------------------------------------------
         38                   8.95                  9.54                  7.88                  8.94
-------------------------------------------------------------------------------------------------------------
         39                   9.40                 10.07                  8.22                  9.32
-------------------------------------------------------------------------------------------------------------
         40                   9.87                 10.62                  8.58                  9.70
-------------------------------------------------------------------------------------------------------------
         41                  10.36                 11.21                  8.96                 10.06
-------------------------------------------------------------------------------------------------------------
         42                  10.86                 11.82                  9.35                 10.41
-------------------------------------------------------------------------------------------------------------
         43                  11.39                 12.46                  9.76                 10.76
-------------------------------------------------------------------------------------------------------------
         44                  11.94                 13.14                 10.18                 11.12
-------------------------------------------------------------------------------------------------------------
         45                  12.53                 13.86                 10.64                 11.52
-------------------------------------------------------------------------------------------------------------
         46                  13.14                 14.61                 11.10                 11.92
-------------------------------------------------------------------------------------------------------------
         47                  13.76                 15.39                 11.56                 12.30
-------------------------------------------------------------------------------------------------------------
         48                  14.41                 16.21                 12.06                 12.73
-------------------------------------------------------------------------------------------------------------
         49                  15.12                 17.08                 12.62                 13.25
-------------------------------------------------------------------------------------------------------------
         50                  15.91                 18.00                 13.28                 13.91
-------------------------------------------------------------------------------------------------------------
         51                  16.79                 19.00                 14.07                 14.77
-------------------------------------------------------------------------------------------------------------
         52                  17.74                 20.07                 14.98                 15.79
-------------------------------------------------------------------------------------------------------------
         53                  18.74                 21.18                 15.94                 16.89
-------------------------------------------------------------------------------------------------------------
         54                  19.78                 22.31                 16.92                 18.00
-------------------------------------------------------------------------------------------------------------
         55                  20.83                 23.43                 17.86                 19.04
-------------------------------------------------------------------------------------------------------------
         56                  21.85                 24.48                 18.70                 19.96
-------------------------------------------------------------------------------------------------------------
         57                  22.84                 25.47                 19.49                 20.80
-------------------------------------------------------------------------------------------------------------
         58                  23.88                 26.50                 20.30                 21.65
-------------------------------------------------------------------------------------------------------------
         59                  25.04                 27.68                 21.20                 22.59
-------------------------------------------------------------------------------------------------------------
         60                  26.39                 29.11                 22.30                 23.71
-------------------------------------------------------------------------------------------------------------
         61                  27.01                 29.87                 23.08                 24.53
-------------------------------------------------------------------------------------------------------------
         62                  27.42                 30.48                 23.84                 25.32
-------------------------------------------------------------------------------------------------------------
         63                  27.73                 31.00                 24.55                 26.06
-------------------------------------------------------------------------------------------------------------
         64                  28.04                 31.50                 25.20                 26.71
-------------------------------------------------------------------------------------------------------------
         65                  28.45                 32.05                 25.75                 27.25
-------------------------------------------------------------------------------------------------------------
         66                  28.96                 32.58                 26.18                 27.60
-------------------------------------------------------------------------------------------------------------
         67                  29.50                 33.05                 26.49                 27.78
-------------------------------------------------------------------------------------------------------------
         68                  30.07                 33.55                 26.74                 27.91
-------------------------------------------------------------------------------------------------------------
         69                  30.70                 34.19                 27.00                 28.07
-------------------------------------------------------------------------------------------------------------
         70                  31.39                 35.07                 27.31                 28.39
-------------------------------------------------------------------------------------------------------------
         71                  32.25                 36.52                 27.72                 29.01
-------------------------------------------------------------------------------------------------------------
         72                  33.12                 37.97                 28.12                 29.64
-------------------------------------------------------------------------------------------------------------
         73                  33.98                 39.41                 28.53                 30.26
-------------------------------------------------------------------------------------------------------------
         74                  34.85                 40.86                 28.93                 30.89
-------------------------------------------------------------------------------------------------------------
         75                  35.71                 42.31                 29.34                 31.51
-------------------------------------------------------------------------------------------------------------

Note: Preferred and Standard Policies use the same Surrender Charge.

APPENDIX B - DEATH BENEFIT PERCENTAGE FACTOR
================================================================================

The Death Benefit Percentage Factor required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

Attained Age       Death Benefit Percentage Factor
--------------------------------------------------
0-40                   2.50
41                     2.43
42                     2.36
43                     2.29
44                     2.22
45                     2.15
-----------------------------------------
46                     2.09
47                     2.03
48                     1.97
49                     1.91
50                     1.85
-----------------------------------------
51                     1.78
52                     1.71
53                     1.64
54                     1.57
55                     1.50
-----------------------------------------
56                     1.46
57                     1.42
58                     1.38
59                     1.34
60                     1.30
-----------------------------------------
61                     1.28
62                     1.26
63                     1.24
64                     1.22
65                     1.20
-----------------------------------------
66                     1.19
67                     1.18
68                     1.17
69                     1.16
70                     1.15
-----------------------------------------
71                     1.13
72                     1.11
73                     1.09
74                     1.07
75-90                  1.05
-----------------------------------------
91                     1.04
92                     1.03
93                     1.02
94                     1.01
95                     1.00
-----------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 26.      EXHIBITS

       (a)        Board of Directors Resolutions.
              (1) Resolution of the board of directors of CUNA Mutual Insurance
                  Society establishing CUNA Mutual Variable Life Insurance Account ("Registrant"). Incorporated herein by reference to post-effective amendment number 4 (File No. 333-148426) filed with the Commission November 24, 2008.

              (2) Certified resolution of the board of directors of CUNA Mutual
                  Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

       (b)        Custodian Agreements. Not applicable.

       (c)        Underwriting Contracts.
              (1) Amended and Restated Distribution Agreement Between CUNA
                  Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

              (2) Amended and Restated Servicing Agreement related to the
                  Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

              (3) Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

       (d)        Contracts.
         (1)(A) Standard VUL Contract. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

         (1)(B) Accelerated Benefit Option Endorsement. Form 1668 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

         (1)(C) Accidental Death Benefit Rider. 99-ADB-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

         (1)(D) Children's Insurance Rider. 99-CIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

         (1)(E) Executive Benefit Plan Endorsement. 98-EBP Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

         (1)(F) Guaranteed Insurability Rider. 99-GIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

         (1)(G) Term Insurance Rider for Other Insureds. 99-OIR-RV1. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

         (1)(H) Waiver of Premium Disability Rider. 99-WVR-RV1. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

         (1)(I) State Variations to 99-VUL. Incorporated herein by reference to Form S-6 post-effective amendment no. 3 (File No. 333-81499) filed with the Commission on April 29, 2002.

         (1)(J)      State Variations to VULAPP-2003.

         (1)(K) Amendment to VUL Contract, 2000-VULAMEND. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

         (2)(A) Standard VUL Contract, Form No. 99-VUL. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (2)(B) Accidental Death Benefit Rider, Form No. 99-ADB-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (2)(C) Children's Insurance Rider, Form No. 99-CIR-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (2)(D) Executive Benefit Plan Endorsement, Form No. 99-EBP. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (2)(E) Guaranteed Insurability Rider, Form No. 99-GIR-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (2)(F) Term Insurance Rider for Other Insureds, Form No. 99-OIR-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (2)(G) Waiver of Premium Disability Rider, Form No. 99-WVR-RV1. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

            (3) CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

       (e)        Applications.
         (1)(A) Application. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

         (1)(B) Application, Form No. VULAPP-2003. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (1)(C) Application EXVUL-2003. Incorporated herein by reference to Form N-6 post-effective amendment no. 9 (file No. 333-81499) filed with the Commission on April 27, 2007.

         (1)(D) Application, EZVUL-2003. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

            (2) Application VULPKGW1842MAY07. Incorporated herein by reference to Form N-6 post-effective amendment no. 9 (file No. 333-81499) filed with the Commission on April 27, 2007.

       (f)        Depositor's Certificate of Incorporation and By-Laws.
            (1) Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

            (2) Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

       (g)        Reinsurance Contracts.
         (1)(A) Facultative YRT Self-Administered Reinsurance Agreement, Effective January 1, 1992, between Century Life of America, Waverly, Iowa and Frankona America Life Reassurance Company, Kansas City Missouri. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 25, 2003.

         (1)(B) Amended Facultative YRT Self-Administered Reinsurance Agreement with Scottish Re Life Corporation (formerly Frankona America Life Reassurance Company), Kansas City Missouri effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (2)(A) Facultative Agreement between Century Life of America, Waverly, Iowa (hereinafter called the Ceding Company) and General American Life Insurance Company, St. Louis, Missouri, Effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003

         (2)(B) Amended Facultative Agreement with RGA Reinsurance Company (formerly General American Life Insurance Company), St. Louis, Missouri effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

         (3)(A) Reinsurance Agreement between The Century Life of America of Waverly, Iowa and General Reassurance Corporation, Financial Centre, Stamford, Connecticut, Effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

         (3)(B) Amendment to Factultative Reinsurance Agreement with Swiss Re Life & Health of America, Inc. (formerly General Reassurance Corporation, Financial Centre), Stamford, Connecticut effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

         (4)(A) Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Century Life of America of Waverly, Iowa and Transamerica Occidental Life Insurance Company of Los Angeles, California, effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

         (4)(B) Amended Life, Disability and Accidental Death Automatic Reinsurance

                     Agreement No. 1258-04, with Transamerica Occidental Life Insurance Company of Los Angeles, California effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (5)(A) Reinsurance Agreement Between Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, Effective as of September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

         (5)(B) Amended Reinsurance Agreement with Swiss Re Life & Health America, Inc. (formerly The Lincoln National Life Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (6)(A) Amendment to the Risk Premium Reinsurance Agreement between the Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

         (6)(B) Amended Amendment to the Risk Premium Reinsurance Agreement with The Lincoln National Life Insurance Company of Fort Wayne, Indiana. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

      (h)         Participation Agreements.
         (1)(A) Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated April 22, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

         (1)(B) Amendment to Participation Agreement among T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

         (1)(C) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

         (1)(D) Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

         (1)(E) Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

         (2)(A) Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Society dated April 29, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

         (2)(B) Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

         (2)(C) Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

         (2)(D) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

         (2)(E) Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

         (2)(F) Amendment to Participation Agreement Between MFS Variable Insurance Trust and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (3)(A) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Society dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

         (3)(B) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

         (3)(C) Amendment No. 2 to Participation Agreement Among OppenheimerFunds, Inc., Oppenheimer Variable Account Funds and CUNA Mutual Life Insurance Society dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

         (3)(D) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

         (3)(E) Fourth Amendment to Participation Agreement Between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (3)(F) Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds. OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

         (3)(G) Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

         (4)(A) Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

         (4)(B) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

         (4)(C) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

         (4)(D) Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (4)(E) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

            (5) Fund Participation Agreement between Ultra Series Fund, CUNA Brokerage Services, Inc. and CUNA Mutual Insurance Society dated September 22, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

        (i)       Administrative Contracts.
         (1)(A) Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

         (1)(B) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (2) Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008. Filed herewith.

         (3)(A) Letter Agreement between CUNA Mutual Life Insurance Company and T. Rowe Price Associates, Inc. dated September 16, 2002. Filed herewith.

         (3)(B) Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Filed herewith.

       (j)        Other Material Contracts.
         (1)(A) Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post effective amendment no. 9 (File No. 333-81499) filed with the Commission on April 27, 2007.

         (1)(B) Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (2)(A) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to Form N-6 post effective amendment no. 9 (File No. 333-81499) filed with the Commission on April 27, 2007.

         (2)(B) Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (3) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

            (4) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (5) Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

       (k)        Legal Opinion.
            (1) Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-6 registration statement (File No. 333-148420) filed with the Commission on April 25, 2008.

       (l)        Actuarial Opinion. Not applicable.

       (m)        Calculations. Not applicable.

       (n)        Other Opinions. Not applicable.

       (o) Omitted Financial Statements. No financial statements are omitted from Item 24.

       (p)        Initial Capital Agreements. Not applicable.

       (q)        Redeemability Exemption.
            (1) Issuance, Transfer and Redemption Procedures (Form 5202) issued by CUNA Mutual Insurance Society dated October, 2008. Filed herewith.

       (r)
             i)   Deloitte & Touche LLP Consent. Filed herewith.
            ii)   KPMG LLP Consent. Filed herewith.
           iii)   Ernst & Young Consent. Filed herewith.

       (s)        Powers of Attorney.
            (1) Incorporated herein by reference to post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

ITEM 27.      DIRECTORS AND OFFICERS OF CUNA MUTUAL INSURANCE SOCIETY

NAME AND PRINCIPAL BUSINESS ADDRESS        POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------        ------------------------------------
Eldon R. Arnold                            Director
5401 West Dirksen Pkwy
Peoria, IL 61607

Loretta M. Burd                            Director & Chairman of the Board
1430 National Road
Columbus, IN 47201

William B. Eckhardt                        Director
4000 Credit Union Drive, #600
Anchorage, AK 99503

Joseph J. Gasper, Jr.                      Director
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                          Director
7 East Redwood Street, 17th Floor
Baltimore, MD 21202

Robert J. Marzec                           Director
Retired

Victoria W. Miller                         Director
One CNN Center
Atlanta, GA 30303

C. Alan Peppers                            Director & Vice Chairman of the Board
3700 East Alameda Avenue
Denver, CO 80209

Jeff Post                                  Director
5910 Mineral Point Road
Madison, WI 53705

Randy M. Smith                             Director
1 Randolph Brooks Parkway
Live Oak, TX 78223

Farouk D.G. Wang                           Director
2525 Maile Way
Honolulu, HI 96822

Larry T. Wilson                            Director
1000 Saint Albans Drive
Raleigh, NC 27609

James W. Zilinski                          Director
700 South Street
Pittsfield, MA 01201

EXECUTIVE OFFICERS
David P. Marks*          CUNA Mutual Insurance Society
                         Executive Vice President and Chief Investment Officer

Gerald Pavelich*         CUNA Mutual Insurance Society
                         Executive Vice President and Chief Finance Officer

David Lundgren*          CUNA Mutual Insurance Society
                         Executive Vice President and Chief Administration and
                         Operations Officer

Jeff Post*               CUNA Mutual Insurance Society
                         President and Chief Executive Officer

Robert N. Trunzo*        CUNA Mutual Insurance Society
                         Executive Vice President and Chief Operating Officer

* Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of CUNA Mutual Insurance Society and is therefore owned and controlled by the CUNA Mutual Insurance Society. The CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the CUNA Mutual Insurance Society and may be considered to be under common control with the registrant or the CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of January 1, 2009

CUNA MUTUAL INSURANCE SOCIETY
STATE OF DOMICILE: IOWA

     CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES:

1.   CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

       a.   CUMIS Insurance Society, Inc.
            State of domicile: Iowa

            CUMIS Insurance Society, Inc. is the owner of the following subsidiary:

            (1)    CUMIS Specialty Insurance Company, Inc.
                   State of domicile: Iowa

       b.   CUNA Brokerage Services, Inc.
            State of domicile: Wisconsin

       c.   CUNA Mutual General Agency of Texas, Inc.
            State of domicile: Texas

       d.   MEMBERS Life Insurance Company
            State of domicile: Iowa

       e.   International Commons, Inc.
            State of domicile: Wisconsin

       f.   CUNA Mutual Insurance Agency, Inc.
            State of domicile: Wisconsin

       g.   Stewart Associates Incorporated

            State of domicile: Wisconsin

       h.   CUNA Mutual Business Services, Inc.
            State of domicile: Wisconsin

       i.   Lending Call Center Services, LLC
            State of domicile: Delaware

       j.   MEMBERS Capital Advisors, Inc.
            State of domicile: Iowa
            MEMBERS Capital Advisors, Inc. is the investment adviser to Registrant

       k.   CMG Co-Investment Fund GP, Inc., General Partner
            State of domicile: Delaware

       l.   CMG Student Lending Services, LLC
            State of domicile: Delaware

2.   CUNA Caribbean Insurance Society Limited
     Country of domicile: Trinidad and Tobago, West Indies

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

     a.   CUNA Caribbean Insurance Services Limited
          Country of domicile: Trinidad and Tobago, West Indies

3.   CUNA Mutual Australia Holding Company Pty. Ltd.
     Country of domicile: Australia

     CUNA Mutual Australia Holding Company Pty. Ltd. is the owner of the following subsidiaries:

     a.   CUNA Mutual Life Australia, Limited
          Country of domicile: Australia

     b.   CUNA Mutual Australia, Ltd.
          Country of domicile: Australia

     CUNA Mutual Australia Ltd. is the owner of the following subsidiaries:

          (1) CUNA Mutual Insurance Brokers Pty Ltd.
              Country of domicile: Australia

          (2) CUNA Mutual Technology Services Australia Pty Ltd.
              Country of domicile: Australia

          (3) CUNA Mutual Underwriting [Agencies] Pty Ltd.
              Country of domicile: Australia

4.   CUNA Mutual Group Holdings Europe, Ltd.
     Country of domicile: Ireland

     CUNA Mutual Group Holdings Europe, Ltd. is the owner of the following subsidiaries:

     a.   CUNA Mutual Group Services (Ireland) Limited
          Country of domicile: Ireland

     b.   CUNA Mutual Life Assurance (Europe), Limited
          Country of domicile: Ireland

     c.   CUNA Mutual Insurance (Europe) Limited
          (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

     d.   CUNA Mutual Group, Limited
          Country of domicile: United Kingdom

5.   CMG Servicious de Mexico, S. de R. L. de C.V.
     Country of domicile: Mexico

6.   6834 Hollywood Boulevard, LLC
     State of domicile: Delaware

7.   CMIA Wisconsin, Inc.
     State of domicile: Wisconsin

     CMIA Wisconsin, Inc. is the owner of the following subsidiary:

     a.   League Insurance Agency, Inc.
          State of domicile: Connecticut

          League Insurance Agency, Inc. is the owner of the following subsidiary:

          (1) Member Protection Insurance Plans, Inc.
              State of domicile: Connecticut

       CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, HAS A PARTIAL OWNERSHIP INTEREST IN THE FOLLOWING:

1.   The CUMIS Group Limited
     87.5% ownership by CUNA Mutual Insurance Society
     Country of domicile: Canada

     The CUMIS Group Limited is the owner of the following subsidiaries:

     a.   CUMIS Life Insurance Company
          Country of domicile: Canada

     b.   CUMIS General Insurance Company
          Country of domicile: Canada

     The CUMIS Group Limited is the 50% owner of the following companies:

     a.   Credential Financial, Inc.
          Country of domicile: Canada

     b.   CUIS Brokerage Services Limited
          Country of domicile: Canada

          (1) WESTCU Insurance Services Limited
              Country of domicile: British Columbia

          (2) North Shore Insurance Services Ltd.
              Country of domicile: Canada

          (3) Integris Insurance Services Ltd.
              Country of domicile: British Columbia

          (4) Interior Savings Insurance Services, Inc.
              Country of domicile: British Columbia

          (5) Valley First Insurance Services Ltd.
              Country of domicile: British Columbia

          (6) Coastal Community Insurance Agencies Ltd.
              Country of domicile: British Columbia

2.   Lenders Protection, LLC
     50% ownership by CUNA Mutual Insurance Society
     State of domicile: Delaware

3.   MEMBERS Development Company, LLC
     49% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     MEMBERS Development Company, LLC, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

     a.   Brightleaf Financial Network, LLC
          State of domicile: Wisconsin

     b.   Procura, LLC
          State of domicile: California

4.   MEMBERS Trust Company

      16.4% ownership by CUNA Mutual Insurance Society
      State of domicile: Florida

5.    CMG Mortgage Insurance Company
      50% ownership by CUNA Mutual Investment Corporation
      State of domicile: Wisconsin

6.    CMG Mortgage Assurance Company
      50% ownership by CUNA Mutual Investment Corporation
      State of domicile: Wisconsin

7.    CMG Mortgage Reinsurance Company
      50% ownership by CUNA Mutual Investment Corporation
      State of domicile: Wisconsin

8.    Credit Union Service Corporation
      2.6% ownership by CUNA Mutual Investment Corporation
      State of domicile: Georgia

9.    CUNA Strategic Services, Inc.
      0.13% ownership by CUNA Mutual Insurance Society
      State of domicile: Wisconsin

10.   Producers Ag Insurance Group, Inc.
      22% ownership by CUNA Mutual Investment Corporation
      State of domicile: Delaware

11.   Credit Union Acceptance Company, LLC
      9.56% ownership by CUNA Mutual Insurance Society
      State of domicile: Texas

12.   CM CUSO Limited Partnership
      General partner: CUMIS Insurance Society, Inc.
      State of domicile: Washington

ITEM 29.     INDEMNIFICATION

       Section 10 of the Amended and Restated Bylaws of CUNA Mutual Insurance Society and Article XI of CUNA Mutual Insurance Society Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CUNA Mutual Insurance Society against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CUNA Mutual Insurance Society or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.     PRINCIPAL UNDERWRITER

(a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CUNA Mutual Variable Annuity Account, MEMBERS Mutual Funds and Ultra Series Fund.

(b)   Officers and Directors of CUNA Brokerage.

--------------------------------------------------------------------------------
           NAME AND PRINCIPAL            POSITIONS AND OFFICE WITH UNDERWRITER
            BUSINESS ADDRESS
--------------------------------------------------------------------------------
       Kevin R. Cummer**                   Secretary & Treasurer
--------------------------------------------------------------------------------
       Steve H. Dowden*                    President and Director
--------------------------------------------------------------------------------
       Timothy Halevan**                   Vice President, Chief Compliance
                                           Officer
--------------------------------------------------------------------------------
       Pamela M. Krill*                    Vice President, Managing Associate
                                           General Counsel
--------------------------------------------------------------------------------
       Tracy K. Lien*                      Assistant Secretary
--------------------------------------------------------------------------------
       James H. Metz*                      Director and Chairman
--------------------------------------------------------------------------------
       Mark T. Warshauer*                  Director
--------------------------------------------------------------------------------

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services and the Related Servicing Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 26(c). CUNA Mutual Insurance Society pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2008, was $469,556. The contracts provide that CUNA Mutual Insurance Society performs certain functions on behalf of the distributor. For example, CUNA Mutual Insurance Society sends confirmation statements to Owners and CUNA Mutual Insurance Society maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse CUNA Mutual Insurance Society for the services it performs on behalf of the distributor.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

       (1)                   (2)                  (3)               (4)             (5)
 NAME OF PRINCIPAL     NET UNDERWRITING
   UNDERWRITER          DISCOUNTS AND        COMPENSATION        BROKERAGE
   -----------           COMMISSIONS         ON REDEMPTION      COMMISSIONS     COMPENSATION
                         -----------         -------------      -----------     ------------
 CUNA Brokerage           $469,556                 0              $417,905         $51,651
  Services, Inc.

ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

       All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CUNA Mutual Insurance Society at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Insurance Society, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 32.     MANAGEMENT SERVICES

       All management contracts are discussed in Part A or Part B.

ITEM 33.     FEE REPRESENTATION

       CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin as of 27 day of April, 2009.

                                CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                                                                (REGISTRANT)

                         By:   /s/Jeff Post
                               ---------------------------------------------
                               Jeff Post
                               President and Chief Executive Officer

                                                CUNA MUTUAL INSURANCE SOCIETY
                                                                  (DEPOSITOR)

                         By:   /s/Jeff Post
                               ---------------------------------------------
                               Jeff Post
                               President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE                                           DATE

By: /s/Andrew Michie                                          April 27, 2009
   --------------------------------
    Andrew Michie
    VP - Corporate Controller

By: /s/Gerald Pavelich                                        April 27, 2009
   --------------------------------
    Gerald Pavelich
    Chief Financial Officer

By: /s/Jeff Post                                              April 27, 2009
   --------------------------------
    Jeff Post
    Director, President and Chief Executive Officer

By: *                                                         April 27, 2009
   --------------------------------
    Eldon R. Arnold
    Director

By: *                                                         April 27, 2009
   --------------------------------
    Loretta M. Burd
    Director and Chairman of the Board

By: *                                                         April 27, 2009
   --------------------------------
    William B. Eckhardt
    Director

By: *                                                         April 27, 2009
   --------------------------------
    Joseph J. Gasper
    Director

By: *                                                         April 27, 2009
   --------------------------------
    Bert J. Hash, Jr.
    Director

By: *                                                         April 27, 2009
   --------------------------------
    Robert J. Marzec
    Director

By: *                                                         April 27, 2009
   --------------------------------
    Victoria W. Miller
    Director

By: *                                                         April 27, 2009
   --------------------------------
    C. Alan Peppers
    Director and Vice Chairman of the Board

By: *                                                         April 27, 2009
   --------------------------------
    Randy M. Smith
    Director

By: *                                                         April 27, 2009
   --------------------------------
    Farouk D. G. Wang
    Director

By: *                                                         April 27, 2009
   --------------------------------
    Larry T. Wilson
    Director

By: *                                                         April 27, 2009
   --------------------------------
    James W. Zilinski
    Director

*Signed pursuant to Power of Attorney dated August 12, 2008, filed electronically with post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

By:     /s/Kerry A. Jung
        -------------------
        Kerry A. Jung
        Lead Attorney

                                  EXHIBIT INDEX

   (i)(2) Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008.

(i)(3)(A) Letter Agreement between CUNA Mutual Life Insurance Company and T. Rowe Price Associates, Inc. dated September 16, 2002.

(i)(3)(B) Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008.

       q. Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated October, 2008.

       r. i)      Deloitte & Touche LLP Consent
          ii)     KPMG LLP Consent
          iii)    Ernst & Young LLP Consent